UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21413

Name of Fund:   BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Floating

Rate Income Strategies Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2019

Date of reporting period: 08/31/2019

Item 1 – Report to Stockholders

AUGUST 31, 2019

ANNUAL REPORT

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

BlackRock Limited Duration Income Trust (BLW)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information

Section 19(b) Disclosure

On September 5, 2019, the Funds, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Fund’s Board of Directors (the “Board”), each adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, starting in October 2019, FRA will distribute a fixed amount of $0.0788 per share on a monthly basis and BLW will distribute a fixed amount of $0.0981 per share on a monthly basis.

The fixed amounts distributed per share are subject to change at the discretion of each Fund’s Board. Under its Plan, each Fund will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, the Funds will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Fund may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about each Fund’s investment performance from the amount of these distributions or from the terms of the Plan. Each Fund’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate a Fund’s Plan at any time without prior notice to the Fund’s shareholders if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Funds are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

The amounts and sources of distributions reported will be estimates and will be provided to you pursuant to regulatory requirements and will not be provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Each Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

2	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended August 31, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted negative returns.

Fixed-income securities delivered strong returns with relatively low volatility, as interest rates declined (and bond prices rose). Longer-term U.S. Treasury yields declined further than short-term Treasury yields. This led to positive returns for U.S. Treasuries across the maturity spectrum and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe and ongoing uncertainty about Brexit led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. The Fed left interest rates unchanged for six months, then lowered interest rates for the first time in 11 years in July 2019. Similarly, the European Central Bank and the Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in additional rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.15%	2.92%
U.S. small cap equities (Russell 2000® Index)	(4.43)	(12.89)
International equities (MSCI Europe, Australasia, Far East Index)	0.34	(3.26)
Emerging market equities (MSCI Emerging Markets Index)	(4.68)	(4.36)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.25	2.36
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	12.18	15.06
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	8.02	10.17
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.92	8.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.46	6.56
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT	3

4

Fund Summary as of August 31, 2019	BlackRock Floating Rate Income Strategies Fund, Inc.

Fund Overview

BlackRock Floating Rate Income Strategies Fund, Inc.’s (FRA) (the “Fund”) investment objective is to provide shareholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its managed assets in floating rate debt securities, including floating or variable rate debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund invests a substantial portion of its investments in floating rate debt securities consisting of secured or unsecured senior floating rate loans that are rated below investment grade at the time of investment or, if unrated, are considered by the investment adviser to be of comparable quality. The Fund may invest directly in floating rate debt securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	FRA
Initial Offering Date	October 31, 2003
Current Distribution Rate on Closing Market Price as of August 31, 2019 ($12.46)(a)	6.69%
Current Monthly Distribution per Common Share(b)	$0.0695
Current Annualized Distribution per Common Share(b)	$0.8340
Leverage as of August 31, 2019(c)	28%

(a)

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)

The monthly distribution per Common Share, declared on October 1, 2019, was increased to $0.0788 per share. The current distribution rate on closing market price, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(c)

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 10.

Market Price and Net Asset Value Per Share Summary

	08/31/19	08/31/18	Change	High	Low
Market Price	$12.46	$13.80	(9.71)%	$13.85	$11.63
Net Asset Value	14.49	14.92	(2.88)	14.98	13.75

Market Price and Net Asset Value History For the Past Five Years

FUND SUMMARY	5

Fund Summary as of August 31, 2019 (continued)	BlackRock Floating Rate Income Strategies Fund, Inc.

Performance and Portfolio Management Commentary

Returns for the period ended August 31, 2019 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Fund at NAV(a)(b)	3.94%	5.38%	4.80%
Fund at Market Price(a)(b)	(3.37)	2.77	3.23
S&P/LSTA Leveraged Loan Index(c)	3.33	4.66	3.76

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	An unmanaged market value-weighted index (the “Reference Benchmark”) designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

The largest absolute sector contributors to Fund performance included floating rate loan interests (“bank loans”) held within technology, consumer cyclical services and health care. The Fund’s B-rated positions were the largest contributors, followed by BB-rated positions. Importantly, returns for all ratings segments CCC and above were positive over the period. From an asset allocation perspective, indexed loan positions were additive as well.

The oil field services, banking and independent energy sectors were the largest detractors. In terms of rating categories, nonrated/other positions were the only detractors.

Describe recent portfolio activity.

Sector allocations were largely unchanged over the 12 months, although single-name relative positioning was arguably more important to portfolio performance. The investment adviser has been an active user of liquid products within the loan market, recently adding total return swaps to the portfolio.

From a credit quality standpoint, the portfolio remained concentrated on the B- and BB-rated segments of the bank loan market, while maintaining a much smaller allocation to CCC-rated risk. The investment adviser reduced the Fund’s CCC-rated exposure throughout the period.

Describe portfolio positioning at period end

The Fund’s largest allocation at period end was to B-rated loans, with a focus on higher quality segments within that rating category. The Fund had very little exposure to the CCC-rated component of the loan market. Also reflecting a focus on relative quality, the Fund had a clear preference for loans with spreads in the 200-300 basis point (2%-3%) range over the London InterBank Offered Rate reference rate as opposed to positions with spreads of 400 or more basis points. The largest sector positions included technology, health care and consumer cyclical services. The Fund had a preference for larger loan tranches of $1 billion or more. From a vintage perspective, the Fund had a cautious stance on transactions initiated since 2017, given the arguably more aggressive lending standards and weaker protections for loan holders seen in recent years.

The Fund’s top five issuer-level positions comprised approximately 8% of the portfolio. The largest overweights included Clear Channel Outdoor Holdings, Inc. (media & entertainment), Sedgwick Claims Management Services, Inc. (financial other) and Infor US, Inc. (technology).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	BlackRock Floating Rate Income Strategies Fund, Inc.

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

	08/31/19		08/31/18
Floating Rate Loan Interests	95%		94%
Investment Companies	4		—	(a)
Corporate Bonds	1		3
Short-Term Securities	—		—	(a)
Asset-Backed Securities	—		3
Other	—	(b)	—	(c)

(a)	Representing less than 1% of the Fund’s total investments.
(b)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Options Purchased, Other Interests and Warrants.
(c)	Includes a less than 1% holding in each of the following investment types: Other Interests, Preferred Securities, Rights and Warrants.

CREDIT QUALITY ALLOCATION (d)(e)

	08/31/19	08/31/18
A(a)	—	—
BBB/Baa	8%	8%
BB/Ba	34	41
B	52	45
CCC/Caa	2	4
N/R	4	2

(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Excludes Short-Term Securities.

FUND SUMMARY	7

Fund Summary as of August 31, 2019	BlackRock Limited Duration Income Trust

Fund Overview

BlackRock Limited Duration Income Trust’s (BLW) (the “Fund”) investment objective is to provide current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in three distinct asset classes:

•	intermediate duration, investment grade corporate bonds, mortgage-related securities, asset-backed securities and U.S. Government and agency securities;

•	senior, secured floating rate loans made to corporate and other business entities; and

•

U.S. dollar-denominated securities of U.S. and non-U.S. issuers rated below investment grade at the time of investment or unrated and deemed by the investment adviser to be of comparable quality and, to a limited extent, non-U.S. dollar denominated securities of non-U.S. issuers rated below investment grade or unrated and deemed by the investment adviser to be of comparable quality.

The Fund’s portfolio normally has an average portfolio duration of less than five years (including the effect of anticipated leverage), although it may be longer from time to time depending on market conditions. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	BLW
Initial Offering Date	July 30, 2003
Current Distribution Rate on Closing Market Price as of August 31, 2019 ($15.44)(a)	6.18%
Current Monthly Distribution per Common Share(b)	$0.0795
Current Annualized Distribution per Common Share(b)	$0.9540
Leverage as of August 31, 2019(c)	25%

(a)

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)

The monthly distribution per Common Share, declared on October 1, 2019, was increased to $0.0981 per share. The current distribution rate on closing market price, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(c)

Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowing) minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 10.

Market Price and Net Asset Value Per Share Summary

	08/31/19	08/31/18	Change	High	Low
Market Price	$15.44	$15.06	2.52%	$15.53	$13.00
Net Asset Value	17.03	16.71	1.92	17.03	15.57

Market Price and Net Asset Value History For the Past Five Years

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	BlackRock Limited Duration Income Trust

Performance and Portfolio Management Commentary

Returns for the period ended August 31, 2019 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Fund at NAV(a)(b)	8.77%	7.58%	6.50%
Fund at Market Price(a)(b)	9.41	6.49	6.01
Reference Benchmark(c)	5.25	4.44	3.63
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(d)	6.56	6.17	4.86
S&P/LSTA Leveraged Loan Index(e)	3.33	4.66	3.76
BATS S Benchmark(f)	5.75	2.44	2.21

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (33.33%), the S&P/LSTA Leveraged Loan Index (33.33%), and the BATS S Benchmark (33.34%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(e)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.
(f)

A composite index comprised of Bloomberg Barclays ABS 1-3 Year AAA Rated ex Home Equity Index, Bloomberg Barclays Corporate 1-5 year Index, Bloomberg Barclays CMBS Investment Grade 1-3.5 Yr. Index, Bloomberg Barclays MBS 15 Yr Index and Bloomberg Barclays Credit Ex-Corporate 1-5 Yr Index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

Positive contributions to the Fund’s performance over the period came from allocations to credit sensitive areas of the market including high yield corporate bonds, investment grade corporate bonds and floating rate loan interests (“bank loans”). Exposure to sovereign bonds and commercial mortgage-backed securities (“CMBS”) also added to the Fund’s return, as did the Fund’s currency exposures.

The largest detractors from the Fund’s performance came from its positioning within municipal bonds, equities and cash.

The Fund held derivatives during the period, including Treasury futures, currency forwards, currency options, interest rate swaps and credit default swaps. Derivative securities were employed primarily to adjust duration (sensitivity to interest rate changes) and yield curve exposure, as well as to manage credit and currency risk. Currency forwards were used to provide the portfolio with active currency exposure. The Fund’s use of derivatives contributed positively to Fund performance during the period.

Describe recent portfolio activity.

During the reporting period, the Fund’s defensive posture was maintained. The Fund had a slight increase in foreign currency exposure from 0.4% to 0.9%, and an increase in its U.S. Treasury position from 0% to 3%. Over the period, the Fund trimmed its asset-backed securities (“ABS”) position from 11.4% to 5%, and reduced its CMBS position from 6.5% to 1%.

Describe portfolio positioning at period end.

At period end, the Fund maintained a diversified exposure to non-government spread sectors including high yield corporate bonds, senior bank loans, investment grade corporate bonds, CMBS, ABS, agency and non-agency residential mortgage-backed securities, emerging market debt and foreign sovereign debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	9

Fund Summary as of August 31, 2019 (continued)	BlackRock Limited Duration Income Trust

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

	08/31/19		08/31/18
Corporate Bonds	47%		45%
Floating Rate Loan Interests	31		29
Capital Trusts	5		—	(a)
U.S. Government Sponsored Agency Securities	4		3
Asset-Backed Securities	4		8
U.S. Treasury Obligations	2		—	(a)
Foreign Agency Obligations	2		3
Investment Companies	2		—	(a)
Preferred Stocks	1		7
Non-Agency Mortgage-Backed Securities	1		5
Short-Term Securities	1		—	(a)
Others	—	(b)	—	(c)

(a)	Representing less than 1% of the Fund’s total investments.
(b)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Other Interests, Trust Preferred and Warrants.
(c)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Other Interests, and Warrants.

CREDIT QUALITY ALLOCATION (d)(e)

	08/31/19	08/31/18
AAA/Aaa	6%	4%
AA/Aa	—	1
A	5	5
BBB/Baa	17	21
BB/Ba	35	31
B	31	27
CCC/Caa	5	6
N/R	1	5	(f)

(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Excludes Short-Term Securities.
(f)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

Each Fund may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1⁄3% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the reverse repurchase agreements (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	11

Schedule of Investments August 31, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 0.2%

Diversified Financial Services — 0.0%
Kcad Holdings I Ltd.(a)(b)		309,827,230	$216,879

Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.(a)		14,906	224

Media — 0.1%
Clear Channel Outdoor Holdings, Inc.(a)		114,650	298,090
iHeartMedia, Inc., Class A(a)		5,727	79,033

			377,123

Metals & Mining — 0.0%
Preferred Proppants LLC(b)		6,099	27,446

Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.(a)		1,860	23,287

Software — 0.0%
Avaya Holdings Corp.(a)		62	875

Utilities — 0.1%
Texgen LLC(a)(b)		8,431	320,378

Total Common Stocks — 0.2% (Cost — $4,775,645)			966,212

		Par (000)

Corporate Bonds — 1.6%

Diversified Consumer Services — 0.0%
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/23(c)	USD	170	178,772

Electrical Equipment — 0.2%
Vertiv Group Corp., (Acquired 05/09/19, cost $846,417), 10.00%, 06/30/24(b)(e)		871	875,355

Electric Utilities — 0.0%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, 10/01/20(b)		1,061	—

Health Care Services — 0.0%
Avaya, Inc. Escrow, 7.00%(a)(b)(d)		1,347	—

Machinery — 0.0%
Colfax Corp., 6.00%, 02/15/24(c)		203	216,449

Media — 0.2%
Clear Channel Worldwide Holdings, Inc., Series B, 6.50%, 11/15/22		968	988,977
CSC Holdings LLC, 10.88%, 10/15/25(c)		79	89,665

			1,078,642

Metals & Mining — 0.3%
Freeport-McMoRan, Inc.:
3.55%, 03/01/22		1,059	1,061,647
3.88%, 03/15/23		625	631,500

			1,693,147

Oil, Gas & Consumable Fuels — 0.5%
CNX Resources Corp., 5.88%, 04/15/22		1,468	1,420,290
CONSOL Energy, Inc., 11.00%, 11/15/25(c)		985	1,014,550

			2,434,840

Software — 0.4%
Infor US, Inc., 6.50%, 05/15/22		1,176	1,195,110
Informatica LLC, 7.13%, 07/15/23(c)		658	669,515

			1,864,625

Total Corporate Bonds — 1.6% (Cost — $8,364,108)			8,341,830

Security		Par (000)	Value

Floating Rate Loan Interests(f) — 135.5%

Aerospace & Defense — 2.8%
1199169 B.C. Unlimited Liability Co., 2019 Term Loan B2, (3 mo. LIBOR + 4.00%), 6.33%, 04/06/26	USD	1,836	$1,834,065
Atlantic Aviation FBO, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 5.87%, 12/06/25(b)		1,166	1,171,971
Dynasty Acquisition Co., Inc., 2019 Term Loan B1, (3 mo. LIBOR + 4.00%), 6.33%, 04/06/26		3,415	3,411,362
MRO Holdings, Inc., 2019 Term Loan B, (3 mo. LIBOR + 5.00%), 7.48%, 06/04/26		1,090	1,079,787
Nordam Group Inc., Term Loan B, (6 mo. LIBOR + 5.50%), 7.88%, 04/09/26(b)		790	788,045
TransDigm, Inc., 2018 Term Loan F, (3 mo. LIBOR + 2.50%), 4.83%, 06/09/23		6,284	6,234,871

			14,520,101

Air Freight & Logistics — 0.9%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3, (1 mo. LIBOR + 1.75%), 3.92%, 01/15/25		1,757	1,759,543
WestJet Airlines Ltd., Term Loan B, 08/06/26(g)		3,195	3,201,997

			4,961,540

Airlines — 0.8%
Allegiant Travel Co., Term Loan B, (3 mo. LIBOR + 4.50%), 6.71%, 02/05/24		1,490	1,490,453
American Airlines, Inc.:
2017 Incremental Term Loan, 12/14/23(g)		1,852	1,843,992
Repriced TL B due 2023, (1 mo. LIBOR + 2.00%), 4.12%, 04/28/23		1,079	1,074,396

			4,408,841

Auto Components — 1.3%
Adient US LLC, Term Loan B, (3 mo. LIBOR + 4.25%), 6.46%, 05/06/24		390	378,428
Panther BF Aggregator 2 LP, USD Term Loan B, (1 mo. LIBOR + 3.50%), 5.61%, 04/30/26		2,233	2,199,505
USI, Inc., 2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 5.33%, 05/16/24		2,948	2,875,215
Wand NewCo 3, Inc., 2019 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.71%, 02/05/26		1,423	1,426,558

			6,879,706

Banks — 0.4%
Capri Finance LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 5.51%, 11/01/24		2,045	2,000,527

Building Materials — 1.0%
Allied Universal Holdco LLC, 2019 Term Loan B, (3 mo. LIBOR + 4.25%), 6.51%, 07/10/26		5,057	5,046,141

Building Products — 1.0%
CPG International, Inc., 2017 Term Loan, (6 mo. LIBOR + 3.75%, 1.00% Floor), 5.93%, 05/05/24		1,420	1,403,727
Jeld-Wen, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.00%), 4.33%, 12/14/24		1,199	1,194,599
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.58%, 12/19/23		2,679	2,607,271

			5,205,597

Capital Markets — 2.4%
Duff & Phelps Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.36%, 02/13/25		2,081	2,018,548
EIG Management Co. LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 5.87%, 02/22/25		1,682	1,680,642
Fortress Investment Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.11%, 12/27/22		1,217	1,218,875

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets (continued)
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 5.45%, 04/12/24	USD	1,174	$1,161,767
Jefferies Finance LLC, 2019 Term Loan, (1 mo. LIBOR + 3.75%), 6.00%, 06/03/26		1,360	1,356,178
RPI Finance Trust, Term Loan B6, (1 mo. LIBOR + 2.00%), 4.11%, 03/27/23		2,363	2,366,010
Travelport Finance (Luxembourg) Sarl:
2019 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%), 11.54%, 05/28/27(b)		1,145	996,150
2019 Term Loan, (3 mo. LIBOR + 5.00%), 7.54%, 05/29/26		2,138	1,964,134

			12,762,304

Chemicals — 6.0%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.33%, 01/31/24		4,557	4,417,223
Axalta Coating Systems US Holdings, Inc., Term Loan, (3 mo. LIBOR + 1.75%), 4.08%, 06/01/24		3,533	3,510,068
Charter NEX US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 05/16/24		2,700	2,651,369
Charter NEX US, Inc., Incremental Term Loan, (1 mo. LIBOR + 3.50%), 5.61%, 05/16/24		1,074	1,071,992
Chemours Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.87%, 04/03/25		1,014	978,197
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 6.15%, 06/28/24		611	610,321
Encapsys LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.61%, 11/07/24		1,265	1,263,861
Invictus US LLC:
1st Lien Term Loan, (2 mo. LIBOR + 3.00%), 5.15%, 03/28/25		1,628	1,608,573
2nd Lien Term Loan, (2 mo. LIBOR + 6.75%), 8.90%, 03/30/26		430	426,237
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 4.83%, 03/01/26		4,360	4,328,942
Momentive Performance Materials, Inc., Term Loan B, (3 mo. LIBOR + 3.25%), 5.59%, 05/15/24		1,065	1,042,369
Oxea Holding Drei GmbH, 2017 Term Loan B2, (1 mo. LIBOR + 3.50%), 5.75%, 10/14/24		3,626	3,599,051
Plaskolite LLC, 1st Lien Term Loan, (1 mo. LIBOR + 4.25%, 1.00% Floor), 6.43%, 12/15/25		1,024	984,315
PQ Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%), 4.76%, 02/08/25		2,484	2,481,456
Starfruit Finco BV, 2018 USD Term Loan B, (1 mo. LIBOR + 3.25%), 5.46%, 10/01/25		1,230	1,186,354
Tata Chemicals North America, Inc., Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.13%, 08/07/20		422	420,935
Vectra Co., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.36%, 03/08/25		937	899,643

			31,480,906

Commercial Services & Supplies — 6.7%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR + 2.25%), 4.39%, 11/10/23		3,123	3,125,366
Aramark Services, Inc., 2018 Term Loan B3, (3 mo. LIBOR + 1.75%), 4.08%, 03/11/25		274	273,542
Asurion LLC:
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.61%, 08/04/25		1,882	1,907,990
2017 Term Loan B4, (1 mo. LIBOR + 3.00%), 5.11%, 08/04/22		1,718	1,718,534

Security		Par (000)	Value

Commercial Services & Supplies (continued)
2018 Term Loan B6, (1 mo. LIBOR + 3.00%), 5.11%, 11/03/23	USD	2,967	$2,967,734
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 5.11%, 11/03/24		1,168	1,168,200
Camelot UK Holdco Ltd., 2017 Repriced Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.36%, 10/03/23		3,077	3,084,559
Creative Artists Agency LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.11%, 02/15/24		3,461	3,458,369
Diamond (BC) BV, Term Loan, 09/06/24(g)		1,175	1,072,188
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.08%, 05/09/25		578	543,470
GFL Environmental, Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 05/30/25		2,288	2,265,480
Harland Clarke Holdings Corp., Term Loan B7, (3 mo. LIBOR + 4.75%, 1.00% Floor), 7.08%, 11/03/23		485	375,524
KAR Auction Services, Inc., Term Loan B5, (3 mo. LIBOR + 2.50%), 4.88%, 03/09/23		659	657,924
Prime Security Services Borrower LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.86%, 05/02/22		2,682	2,677,861
US Ecology, Inc., Term Loan B, 08/14/26(g)		408	409,530
Verisure Holding AB, EUR Term Loan B1E, (EURIBOR + 3.00%), 3.00%, 10/20/22	EUR	1,000	1,096,302
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 6.61%, 08/27/25	USD	5,350	5,358,614
West Corp., 2017 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.11%, 10/10/24		3,254	2,900,795

			35,061,982

Communications Equipment — 0.6%
Avantor, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 11/21/24		1,565	1,577,513
Avaya, Inc., 2018 Term Loan B, (2 mo. LIBOR + 4.25%), 6.43%, 12/15/24		266	261,103
Ciena Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.17%, 09/26/25		1,323	1,326,285

			3,164,901

Construction & Engineering — 1.2%
AECOM, Term Loan B, (1 mo. LIBOR + 1.75%), 3.86%, 03/13/25		703	703,287
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.51%, 06/21/24		2,951	2,795,868
Ply Gem Midco, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.75%), 5.95%, 04/12/25		452	437,892
SRS Distribution, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.36%, 05/23/25		1,380	1,337,983
USIC Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 12/08/23		908	895,251

			6,170,281

Construction Materials — 2.1%
Core & Main LP, 2017 Term Loan B, (2 mo. LIBOR + 2.75%, 1.00% Floor), 5.27%, 08/01/24		4,017	4,005,312
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.11%, 03/29/25		4,685	4,682,062
Foundation Building Materials LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.11%, 08/13/25		808	805,447
Tamko Building Products, Inc., Term Loan B, (3 mo. LIBOR + 3.25%), 5.37%, 06/01/26(b)		578	578,000
Xella International GmbH, 2017 EUR Term Loan B, (EURIBOR + 3.75%), 3.75%, 04/11/24	EUR	1,000	1,083,938

			11,154,759

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) August 31, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Containers & Packaging — 2.6%
Berry Global, Inc.:
Term Loan Q, (1 mo. LIBOR + 2.25%), 4.45%, 10/01/22	USD	4,783	$4,783,358
USD Term Loan U, (1 mo. LIBOR + 2.50%), 4.70%, 07/01/26		2,640	2,638,548
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.59%, 04/03/24		2,715	2,636,738
Flex Acquisition Co., Inc., 1st Lien Term Loan, 12/29/23(g)		2,925	2,781,261
Pregis Corp., Term Loan, (3 mo. LIBOR + 4.00%), 6.25%, 07/31/26		836	831,469

			13,671,374

Distributors — 1.3%
American Builders & Contractors Supply Co., Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.11%, 10/31/23		4,604	4,559,311
TriMark USA LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.70%, 08/28/24		2,774	2,333,000

			6,892,311

Diversified Consumer Services — 3.9%
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 07/12/24		1,354	1,340,014
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (3 mo. LIBOR + 1.75%), 3.86%, 11/07/23		2,888	2,886,587
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.86%, 07/12/25		1,392	1,350,896
J.D. Power and Associates, 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.86%, 09/07/23		1,382	1,383,008
Nomad Foods Europe Midco Ltd., 2017 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.45%, 05/15/24		1,154	1,145,709
Serta Simmons Bedding LLC:
1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.70%, 11/08/23		948	629,253
2nd Lien Term Loan, (1 mo. LIBOR + 8.00%, 1.00% Floor), 10.18%, 11/08/24		126	54,806
ServiceMaster Co., 2016 Term Loan B, (1 mo. LIBOR + 2.50%), 4.61%, 11/08/23		256	255,625
ServPro Borrower LLC, Term Loan B, (1 mo. LIBOR + 3.50%), 5.61%, 03/26/26		428	426,592
Spin Holdco, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.57%, 11/14/22		4,067	3,973,452
TruGreen LP, 2019 Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.86%, 03/19/26		2,253	2,260,007
Uber Technologies, Inc.:
2018 Incremental Term Loan, (1 mo. LIBOR + 3.50%), 5.65%, 07/13/23		3,714	3,699,775
2018 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.20%, 04/04/25		1,287	1,287,000

			20,692,724

Diversified Financial Services — 2.5%
Advisor Group, Inc., 2019 Term Loan, (1 mo. LIBOR + 5.00%), 7.11%, 07/31/26		1,651	1,626,235
AlixPartners LLP, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.86%, 04/04/24		4,280	4,281,948
CRCI Longhorn Holdings, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.71%, 08/08/25(b)		727	707,496
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 6.33%, 02/07/25		2,010	1,978,265

Security		Par (000)	Value

Diversified Financial Services (continued)
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.61%, 07/03/24	USD	1,925	$1,919,992
LTI Holdings, Inc., 2018 Add On 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.61%, 09/06/25		837	788,660
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (2 mo. LIBOR + 4.25%), 6.51%, 07/30/25		1,117	1,106,350
Starwood Property Trust, Inc., 2019 Term Loan B, (2 mo. LIBOR + 2.50%), 4.78%, 07/27/26(b)		608	609,520
Tank Holding Corp., 2019 Term Loan B, (1 Week LIBOR + 4.00%), 6.12%, 03/26/26		152	151,354

			13,169,820

Diversified Telecommunication Services — 3.1%
CenturyLink, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.86%, 01/31/25		1,876	1,847,564
Consolidated Communications, Inc., 2016 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.12%, 10/04/23		174	166,098
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 05/16/24		1,168	1,159,407
Level 3 Financing, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.36%, 02/22/24		2,862	2,863,175
MTN Infrastructure TopCo, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 11/15/24		2,225	2,183,331
Sprint Communications, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 2.50%), 4.63%, 02/02/24		1,346	1,336,169
TDC A/S, Term Loan, (EURIBOR + 2.75%), 2.75%, 06/04/25	EUR	819	900,915
Telenet Financing USD LLC, Term Loan AN, (1 mo. LIBOR + 2.25%), 4.45%, 08/15/26	USD	1,367	1,362,334
Telesat Canada, Term Loan B4, (3 mo. LIBOR + 2.50%), 4.83%, 11/17/23		808	806,667
Virgin Media Investment Holdings Ltd., Term Loan L, (LIBOR - GBP + 3.25%), 3.96%, 01/15/27	GBP	1,000	1,210,582
Zayo Group LLC:
2017 Incremental Term Loan, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.36%, 01/19/24	USD	290	290,000
2017 Term Loan B1, (1 mo. LIBOR + 2.00%), 4.11%, 01/19/21		2,347	2,347,276

			16,473,518

Electric Utilities — 0.6%
TEX Operations Co. LLC, Exit Term Loan B, (1 mo. LIBOR + 2.00%), 4.11%, 08/04/23		1,372	1,372,768
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Term Loan, 1.00%, 11/10/19(b)(d)		1,710	—
Vistra Energy Corp., 1st Lien Term Loan B3, (3 mo. LIBOR + 2.00%), 4.18%, 12/31/25		1,836	1,837,251

			3,210,019

Electrical Equipment — 0.7%
Gates Global LLC, 2017 Repriced Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.86%, 04/01/24		3,723	3,626,634

Energy Equipment & Services — 0.5%
Gavilan Resources LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%, 1.00% Floor), 8.11%, 03/01/24		771	327,676
GrafTech Finance, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.61%, 02/12/25	USD	1,613	1,567,004
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 9.90%, 11/08/22(b)		845	802,750

			2,697,430

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) — 2.8%
Capital Automotive LP, 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.62%, 03/24/24	USD	540	$538,778
Claros Mortgage Trust, Inc., Term Loan B, (3 mo. LIBOR + 3.25%), 5.46%, 08/10/26(b)		1,614	1,611,983
Iron Mountain, Inc., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.86%, 01/02/26(b)		1,911	1,887,199
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, (1 mo. LIBOR + 2.00%), 4.11%, 03/21/25		4,021	4,020,155
RHP Hotel Properties LP, 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 4.33%, 05/11/24		1,339	1,340,019
VICI Properties 1 LLC, Replacement Term Loan B, (1 mo. LIBOR + 2.00%), 4.17%, 12/20/24		5,382	5,389,181

			14,787,315

Food & Staples Retailing — 2.5%
Albertsons LLC:
2019 Term Loan B7, (1 mo. LIBOR + 2.75%), 4.86%, 11/17/25		880	882,755
2019 Term Loan B8, (1 mo. LIBOR + 2.75%), 4.86%, 08/17/26		11	11,597
BCPE Empire Holdings, Inc., 2019 Term Loan B, (1 mo. LIBOR + 4.00%), 6.11%, 06/11/26		1,065	1,046,237
Hearthside Food Solutions LLC:
2018 Incremental Term Loan, (1 mo. LIBOR + 4.00%), 6.11%, 05/23/25		1,882	1,826,064
2018 Term Loan B, (1 mo. LIBOR + 3.69%), 5.80%, 05/23/25		580	562,544
Hostess Brands LLC, 2017 Repriced Term Loan, (2 mo. LIBOR + 2.25%), 4.36%, 08/03/22		2,899	2,891,981
US Foods, Inc.:
2016 Term Loan B, (1 mo. LIBOR + 2.00%), 4.11%, 06/27/23		2,667	2,668,456
2019 Term Loan B, 08/14/26(g)		3,018	3,023,040

			12,912,674

Food Products — 2.8%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.96%, 10/01/25		571	571,490
Chobani LLC, 2017 Term Loan B, 10/10/23(g)		3,477	3,415,914
JBS USA LUX SA, 2019 Term Loan B, (1 mo. LIBOR + 2.50%), 4.61%, 05/01/26		2,300	2,303,110
Post Holdings, Inc., 2017 Series A Incremental Term Loan, (1 mo. LIBOR + 2.00%), 4.15%, 05/24/24		1,579	1,578,996
Reynolds Group Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 2.75%), 4.86%, 02/05/23		6,930	6,922,104

			14,791,614

Gas Utilities — 0.3%
AL Midcoast Holdings LLC, 2018 Term Loan B, (3 mo. LIBOR + 5.50%), 7.83%, 07/31/25		1,487	1,453,496

Health Care Equipment & Supplies — 1.9%
Agiliti Health, Inc., Term Loan, (3 mo. LIBOR + 3.00%), 5.25%, 01/04/26(b)		735	736,076
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.33%, 06/15/21		4,465	4,442,283
Mallinckrodt International Finance SA, Term Loan B, (3 mo. LIBOR + 2.75%), 5.08%, 09/24/24		803	621,875
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (3 mo. LIBOR + 3.25%), 5.56%, 06/30/25		4,211	3,963,309

			9,763,543

Security		Par (000)	Value

Health Care Providers & Services — 7.4%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.61%, 06/30/25	USD	820	$819,572
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 06/07/23		4,251	4,212,305
Concentra, Inc.:
2018 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 5.21%, 06/01/22		1,840	1,838,875
2018 2nd Lien Term Loan, (3 mo. LIBOR + 6.50%, 1.00% Floor), 8.96%, 06/01/23		1,870	1,877,790
DentalCorp Perfect Smile ULC, 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.86%, 06/06/25		1,076	1,049,845
Diplomat Pharmacy, Inc., 2017 Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.62%, 12/20/24		852	788,155
DuPage Medical Group Ltd.:
2018 Term Loan, (1 mo. LIBOR + 2.75%), 4.86%, 08/15/24		851	824,382
2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 9.11%, 08/15/25		395	385,125
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.86%, 10/10/25		2,207	1,703,594
Explorer Holdings, Inc., 2016 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.08%, 05/02/23		1,058	1,055,208
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 6.98%, 03/05/26(b)		611	611,000
Gentiva Health Services, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.88%, 07/02/25		2,351	2,349,683
HC Group Holdings II, Inc., Term Loan B, (1 mo. LIBOR + 4.50%), 6.61%, 05/21/26		1,161	1,156,159
HCA, Inc.:
2018 Term Loan B10, (3 mo. LIBOR + 2.00%), 4.33%, 03/13/25		1,353	1,356,474
Term Loan B11, (3 mo. LIBOR + 1.75%), 4.08%, 03/17/23		1,787	1,789,163
LGC Science Holdings Ltd., USD Term Loan B3, (1 mo. LIBOR + 3.50%), 5.61%, 03/08/23		1,000	984,170
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.08%, 06/07/23		3,700	3,436,608
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.61%, 10/20/22		3,078	2,862,286
NVA Holdings, Inc., Term Loan B3, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.86%, 02/02/25		2,036	2,033,464
Radiology Partners, Inc., 2018 1st Lien Term Loan B, (3 mo. LIBOR + 4.75%), 7.39%, 07/09/25		802	768,698
Sotera Health Holdings LLC:
2017 Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 05/15/22		2,676	2,622,325
2019 Incremental Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.74%, 05/15/22		1,200	1,185,000
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.86%, 02/06/24		1,548	1,242,344
Vizient, Inc., 2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 4.61%, 05/06/26		871	873,984
Zotec Partners LLC, 2018 Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.12%, 02/14/24(b)		1,201	1,201,250

			39,027,459

Health Care Services — 0.6%
Emerald TopCo., Inc., Term Loan, (3 mo. LIBOR + 3.50%), 5.61%, 07/24/26		1,723	1,712,955
WP CityMD Bidco LLC, 2019 Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 6.71%, 08/07/26		1,691	1,670,573

			3,383,528

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) August 31, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Technology — 1.9%
Athenahealth, Inc., 2019 Term Loan B, (1 mo. LIBOR + 4.50%), 6.83%, 02/11/26	USD	4,458	$4,432,775
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.61%, 03/01/24		3,823	3,778,446
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.93%, 10/10/25		1,065	1,054,564
Quintiles IMS, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 4.33%, 03/07/24		499	499,959

			9,765,744

Hotels, Restaurants & Leisure — 10.9%
Aristocrat Technologies, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 1.75%), 4.03%, 10/19/24		1,510	1,509,640
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 4.39%, 09/15/23		3,719	3,717,061
Burger King Newco Unlimited Liability Co., Term Loan B3, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.36%, 02/16/24		5,249	5,239,171
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 4.86%, 12/22/24		4,896	4,819,451
CCM Merger, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 4.36%, 08/08/21		1,392	1,391,765
ESH Hospitality, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.11%, 08/30/23		2,823	2,823,374
Four Seasons Hotels Ltd., 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 4.11%, 11/30/23		3,113	3,115,551
Gateway Casinos & Entertainment Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 5.33%, 03/13/25		148	146,458
Golden Nugget LLC, 2017 Incremental Term Loan B, (1 mo. LIBOR + 2.75%), 4.93%, 10/04/23		1,916	1,914,998
Hilton Worldwide Finance LLC, 2019 Term Loan B2, (1 mo. LIBOR + 1.75%), 3.90%, 06/22/26		3,280	3,286,441
IRB Holding Corp., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.56%, 02/05/25		3,763	3,733,534
KFC Holding Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.93%, 04/03/25		1,415	1,411,497
Lakeland Tours LLC, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.40%, 12/15/24		1,045	1,047,092
NASCAR Holdings, Inc., Term Loan B, 07/26/26(g)		1,193	1,198,714
Penn National Gaming, Inc., 2018 1st Lien Term Loan B, (1 mo. LIBOR + 2.25%), 4.36%, 10/15/25		602	603,329
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.86%, 04/29/24		1,259	1,202,446
Sabre GLBL, Inc., 2018 Term Loan B, 02/22/24(g)		2,829	2,830,377
Scientific Games International, Inc., 2018 Term Loan B5, (2 mo. LIBOR + 2.75%), 4.90%, 08/14/24		2,995	2,956,849
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 5.83%, 07/10/25		5,503	5,516,551
Station Casinos LLC, 2016 Term Loan B, 06/08/23(g)		2,958	2,960,543
Tackle Sarl, 2017 EUR Term Loan, (EURIBOR + 3.50%), 3.50%, 08/08/22	EUR	1,000	1,096,027
Whatabrands LLC, Term Loan B, (3 mo. LIBOR + 3.25%), 5.52%, 08/02/26	USD	2,633	2,642,057
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 3.86%, 05/30/25		1,573	1,577,045
Wynn Resorts Ltd., Term Loan B, (1 mo. LIBOR + 2.25%), 4.37%, 10/30/24		889	888,348

			57,628,319

Security		Par (000)	Value

Household Products — 0.3%
Sunshine Luxembourg VII Sarl, USD 1st Lien Term Loan, 07/16/26(g)	USD	1,339	$1,337,996

Independent Power and Renewable Electricity Producers — 1.7%
AES Corp., 2018 Term Loan B, (3 mo. LIBOR + 1.75%), 3.87%, 05/31/22		741	740,159
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.61%, 01/15/25		1,241	1,236,710
Calpine Corp.:
2019 Term Loan B10, (1 mo. LIBOR + 2.50%), 4.61%, 08/12/26		1,314	1,309,890
Term Loan B9, (3 mo. LIBOR + 2.75%), 5.08%, 04/05/26		2,692	2,687,504
EIF Channelview Cogeneration LLC, 2018 Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 6.37%, 05/03/25		427	429,352
Granite Acquisition, Inc.:
Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.82%, 12/19/21		2,035	2,039,498
Term Loan C, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.83%, 12/19/21		273	273,490

			8,716,603

Industrial Conglomerates — 1.5%
Cortes NP Acquisition Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.33%, 11/30/23		4,056	3,808,853
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.19%, 11/28/21		1,863	1,839,155
Sundyne US Purchaser, Inc., Term Loan, (1 mo. LIBOR + 4.00%), 6.11%, 05/15/26(b)		2,061	2,019,858

			7,667,866

Insurance — 5.0%
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.15%, 05/09/25		3,626	3,519,819
Alliant Holdings Intermediate LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 5.45%, 05/09/25		1,812	1,785,962
AmWINS Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.86%, 01/25/24		3,873	3,864,849
AssuredPartners, Inc., 2017 1st Lien Add-On Term Loan, (1 mo. LIBOR + 3.50%), 5.61%, 10/22/24		2,891	2,873,048
Davis Vision, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 12/02/24		1,823	1,771,966
Hub International Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 5.27%, 04/25/25		3,159	3,093,258
Sedgwick Claims Management Services, Inc.:
2019 Incremental Term Loan B, 08/07/26(g)		2,630	2,619,033
Term Loan B, (1 mo. LIBOR + 3.25%), 5.36%, 12/31/25		6,269	6,073,237
Stratose Intermediate Holdings II LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.36%, 06/22/23		819	810,629

			26,411,801

Interactive Media & Services — 1.0%
Go Daddy Operating Co. LLC, 2017 Repriced Term Loan, (1 mo. LIBOR + 2.00%), 4.11%, 02/15/24		2,234	2,236,976
Inmar Holdings, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.33%, 05/01/24		445	420,236
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (2 mo. LIBOR + 3.00%, 1.00% Floor), 5.29%, 11/03/23		1,592	1,473,404

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interactive Media & Services (continued)
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.86%, 05/06/24	USD	1,233	$1,145,829

			5,276,445

IT Services — 3.3%
Altran Technologies SA, 1st Lien Term Loan, (3 mo. LIBOR + 2.50%), 4.89%, 03/20/25		672	670,869
Epicor Software Corp., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.37%, 06/01/22		2,144	2,140,648
Evertec Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 5.61%, 11/27/24		918	920,111
Global Payments, Inc.:
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 3.86%, 04/21/23		819	817,490
2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 3.86%, 10/17/25		274	273,283
Greeneden US Holdings II LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.36%, 12/01/23		1,613	1,593,584
Optiv Security, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.36%, 02/01/24		639	524,248
Outfront Media Capital LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 4.21%, 03/18/24		195	195,554
Peak 10 Holding Corp., 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%, 1.00% Floor), 9.48%, 08/01/25		1,295	1,042,475
Trans Union LLC:
2018 Term Loan B4, (1 mo. LIBOR + 2.00%), 4.11%, 06/19/25		18	17,830
Term Loan B3, (1 mo. LIBOR + 2.00%), 4.11%, 04/10/23		4,331	4,333,003
WEX, Inc., Term Loan B3, (1 mo. LIBOR + 2.25%), 4.36%, 05/15/26		4,642	4,651,175

			17,180,270

Leisure Products — 0.2%
MND Holdings III Corp., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.83%, 06/19/24(b)		1,016	987,650

Life Sciences Tools & Services — 0.2%
Albany Molecular Research, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.36%, 08/30/24		553	531,405
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 1.00% Floor), 9.11%, 08/30/25(b)		395	390,063

			921,468

Machinery — 1.7%
Clark Equipment Co., 2018 Term Loan B, (3 mo. LIBOR + 2.00%), 4.33%, 05/18/24		648	647,638
Columbus McKinnon Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%, 1.00% Floor), 4.83%, 01/31/24		155	154,539
Gardner Denver, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.86%, 07/30/24		2,278	2,282,658
Terex Corp., 2019 Term Loan B1, (1 mo. LIBOR + 2.75%), 4.86%, 01/31/24		324	324,593
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.11%, 03/28/25		5,019	4,807,731
Welbilt, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.61%, 10/23/25		993	982,405

			9,199,564

Media — 11.8%
Altice Financing SA:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.95%, 01/31/26		710	684,378
2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.95%, 07/15/25		242	234,098

Security		Par (000)	Value

Media (continued)
Altice France SA:
2018 Term Loan B13, (1 mo. LIBOR + 4.00%), 6.20%, 08/14/26	USD	3,582	$3,547,711
USD Term Loan B12, (1 mo. LIBOR + 3.69%), 5.88%, 01/31/26		535	525,423
Charter Communications Operating LLC, 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 4.33%, 04/30/25		4,418	4,427,325
Clear Channel Outdoor Holdings, Inc., Term Loan B, 08/21/26(g)		7,677	7,667,404
CSC Holdings LLC:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.25%), 4.45%, 07/17/25		1,348	1,340,860
2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.70%, 01/25/26		1,674	1,671,017
Cumulus Media New Holdings, Inc., Exit Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.62%, 05/15/22		698	699,234
Diamond Sports Group LLC, Term Loan, 08/24/26(g)		3,087	3,087,000
Gray Television, Inc.:
2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.58%, 02/07/24		607	606,494
2018 Term Loan C, (3 mo. LIBOR + 2.50%), 4.83%, 01/02/26		961	960,741
iHeartCommunications, Inc., Exit Term Loan, 05/01/26(g)		3,316	3,323,926
Intelsat Jackson Holdings SA, 2017 Term Loan B4, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.65%, 01/02/24		1,921	1,929,851
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.37%, 12/01/23		2,489	2,493,065
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.36%, 03/24/25		1,436	1,430,372
Live Nation Entertainment, Inc., Term Loan B3, (1 mo. LIBOR + 1.75%), 3.88%, 10/31/23(b)		472	473,486
MCC Iowa LLC, Term Loan N, (1 Week LIBOR + 1.75%), 3.89%, 02/15/24		1,068	1,065,853
Meredith Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 4.86%, 01/31/25		778	778,416
MH Sub I LLC, 2017 1st Lien Term Loan, 09/13/24(g)		1,087	1,077,113
Midcontinent Communications, 2019 Term Loan B, (3 mo. LIBOR + 2.25%), 4.45%, 07/16/26		740	742,596
Nexstar Broadcasting, Inc., 2019 Term Loan B4, 06/19/26(g)		1,558	1,558,000
PCI Gaming Authority, Term Loan, (1 mo. LIBOR + 3.00%), 5.11%, 05/29/26		1,647	1,654,461
PSAV Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.48%, 03/01/25		1,021	989,107
Radiate Holdco LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.11%, 02/01/24		2,316	2,292,795
Sinclair Television Group, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%), 4.37%, 01/03/24		191	190,596
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.15%, 09/28/23(b)		3,656	3,610,127
Tribune Media Co., Term Loan C, (1 mo. LIBOR + 3.00%), 5.11%, 01/27/24		3,696	3,688,788
Univision Communications, Inc., Term Loan C5, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.86%, 03/15/24		1,151	1,098,618
Virgin Media Bristol LLC, 2017 Term Loan, (1 mo. LIBOR + 2.50%), 4.70%, 01/15/26		1,853	1,851,573

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) August 31, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.87%, 05/18/25	USD	4,406	$4,273,971
Ziggo Secured Finance Partnership, Term Loan E, (1 mo. LIBOR + 2.50%), 4.70%, 04/15/25		2,392	2,374,236

			62,348,635

Metals & Mining — 0.6%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (3 mo. LIBOR + 4.50%), 6.62%, 07/24/25		800	774,356
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 03/08/24		2,657	2,639,560

			3,413,916

Multiline Retail — 0.8%
Eyemart Express LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.15%, 08/04/24		968	961,714
Harbor Freight Tools USA, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.61%, 08/18/23		1,304	1,253,564
Hudson’s Bay Co., 2015 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.49%, 09/30/22		1,435	1,433,346
Neiman Marcus Group Ltd. LLC, Cash Pay Extended Term Loan, (1 mo. LIBOR + 6.00%), 8.23%, 10/25/23		967	787,526

			4,436,150

Oil & Gas Equipment & Services — 0.2%
McDermott Technology Americas, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.11%, 05/09/25		1,356	1,241,327

Oil, Gas & Consumable Fuels — 1.0%
BCP Raptor II LLC, 1st Lien Term Loan, (1 mo. LIBOR + 4.75%), 6.86%, 11/03/25		837	739,347
California Resources Corp., Second Out Term Loan, (1 mo. LIBOR + 10.38%, 1.00% Floor), 12.49%, 12/31/21		1,160	1,026,349
CONSOL Energy, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.62%, 09/27/24		1,235	1,231,818
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 5.86%, 12/13/25		1,307	1,289,029
EG Group Ltd., 2018 Term Loan B, (3 mo. LIBOR + 4.00%), 6.33%, 02/07/25		795	782,521

			5,069,064

Pharmaceuticals — 4.8%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 5.63%, 05/04/25		1,066	966,455
Catalent Pharma Solutions, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.36%, 05/18/26		2,081	2,087,362
Endo Luxembourg Finance Co. I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 6.38%, 04/29/24		2,792	2,543,979
Grifols Worldwide Operations USA, Inc., 2017 Acquisition Term Loan, (1 Week LIBOR + 2.25%), 4.39%, 01/31/25		3,608	3,609,601
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.61%, 08/18/22		7,207	7,161,347
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.20%, 06/02/25		8,721	8,731,036

			25,099,780

Professional Services — 1.6%
Cast and Crew Payroll LLC, 2019 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 6.12%, 02/09/26		2,076	2,081,630

Security		Par (000)	Value

Professional Services (continued)
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 5.00%), 7.15%, 02/06/26	USD	3,994	$4,002,308
ON Assignment, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.11%, 04/02/25		1,173	1,174,611
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 5.50%), 7.83%, 08/04/25(b)		1,126	1,089,163

			8,347,712

Real Estate Management & Development — 2.3%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.36%, 04/18/24		4,673	4,669,438
DTZ US Borrower LLC, 2018 Add On Term Loan B, (1 mo. LIBOR + 3.25%), 5.36%, 08/21/25		3,127	3,123,357
Forest City Enterprises LP, Term Loan B, (1 mo. LIBOR + 4.00%), 6.11%, 12/07/25		2,101	2,114,574
Realogy Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.42%, 02/08/25		784	755,147
SMG Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.51%, 01/23/25		1,198	1,188,720

			11,851,236

Road & Rail — 0.2%
Moda Ingleside Energy Center LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.36%, 09/29/25		737	734,995
Road Infrastructure Investment LLC, 2016 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.61%, 06/13/23		384	350,439

			1,085,434

Semiconductors & Semiconductor Equipment — 0.3%
Microchip Technology, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.12%, 05/29/25		857	855,984
Versum Materials, Inc., Term Loan, (3 mo. LIBOR + 2.00%), 4.33%, 09/29/23		929	927,576

			1,783,560

Software — 16.7%
Applied Systems, Inc.:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.33%, 09/19/24		2,684	2,673,662
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 9.33%, 09/19/25		491	494,458
BMC Software Finance, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%), 6.58%, 10/02/25		2,977	2,807,583
Cypress Intermediate Holdings III, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.87%, 04/26/24		902	894,113
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 1.00% Floor), 8.86%, 04/27/25		814	819,600
Dell, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 4.12%, 09/07/23		2,663	2,667,823
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 5.34%, 05/28/24		1,466	1,241,298
DTI Holdco, Inc., 2018 Term Loan B, (3 mo. LIBOR + 4.75%, 1.00% Floor), 7.01%, 09/30/23		1,424	1,302,424
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR + 3.75%), 5.86%, 10/01/25		6,202	6,229,657
Help/Systems Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 6.08%, 03/28/25		1,178	1,167,061
Infor (US), Inc., Term Loan B6, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.08%, 02/01/22		7,178	7,170,016
Informatica Corp., 2018 Term Loan, (1 mo. LIBOR + 3.25%), 5.36%, 08/05/22		4,195	4,195,882
Kronos, Inc.:
2017 Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor) 5.25%, 11/01/23		5,136	5,129,686

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 1.00% Floor), 10.50%, 11/01/24	USD	2,135	$2,181,970
McAfee LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 5.87%, 09/30/24		4,259	4,260,215
Mitchell International, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.36%, 11/29/24		3,864	3,615,135
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 9.36%, 12/01/25		850	792,625
Renaissance Holding Corp., 2018 Add On Term Loan, (1 mo. LIBOR + 3.25%), 5.36%, 05/30/25		698	682,421
RP Crown Parent LLC, 2016 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.86%, 10/12/23		2,332	2,325,040
Severin Acquisition LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.25%), 5.46%, 08/01/25		1,004	984,709
SolarWinds Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 4.86%, 02/05/24		4,664	4,657,064
Solera LLC, Term Loan B, (1 mo. LIBOR + 2.75%), 4.86%, 03/03/23		5,363	5,332,637
SonicWALL, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 5.64%, 05/16/25(b)		566	526,124
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.58%, 09/30/22		5,739	5,730,658
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.36%, 04/16/25		1,655	1,657,017
SS&C Technologies, Inc.:
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 4.36%, 07/08/22		1,355	1,356,293
2018 Term Loan B3, (1 mo. LIBOR + 2.25%), 4.36%, 04/16/25		2,449	2,451,698
2018 Term Loan B5, (1 mo. LIBOR + 2.25%), 4.36%, 04/16/25		1,776	1,776,154
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 3.00%), 5.11%, 05/01/24		4,246	4,242,208
Tibco Software, Inc., 2019 Term Loan B, (1 mo. LIBOR + 4.00%), 6.25%, 06/30/26		4,378	4,374,034
Ultimate Software Group, Inc., Term Loan B, (3 mo. LIBOR + 3.75%), 6.08%, 05/04/26		2,402	2,406,300
Vertafore, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.36%, 07/02/25		1,772	1,709,814

			87,855,379

Specialty Retail — 2.1%
Belron Finance US LLC(b):
Term Loan B, (3 mo. LIBOR + 2.25%), 4.71%, 11/07/24		2,944	2,947,208
Term Loan B, (3 mo. LIBOR + 2.25%), 4.68%, 11/13/25		451	451,298
CD&R Firefly Bidco Ltd., 2018 GBP Term Loan B1, (LIBOR - GBP + 4.25%), 5.02%, 06/23/25	GBP	1,000	1,197,027
IAA, Inc., Term Loan B, (3 mo. LIBOR + 2.25%), 4.63%, 06/28/26	USD	851	854,455
Leslie’s Poolmart, Inc., 2018 Term Loan, (2 mo. LIBOR + 3.50%, 1.00% Floor), 5.76%, 08/16/23		1,041	972,826
MED ParentCo LP(g):
1st Lien Delayed Draw Term Loan, 07/31/26		330	326,577
1st Lien Term Loan, 07/31/26		1,323	1,307,857
Midas Intermediate Holdco II LLC, Incremental Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.08%, 08/18/21		973	937,536
PetSmart, Inc., Term Loan B2, 03/11/22(g)		1,090	1,057,300
Research Now Group, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 7.75%, 12/20/24		1,246	1,244,156

			11,296,240

Security		Par (000)	Value

Technology Hardware, Storage & Peripherals — 0.8%
Western Digital Corp., 2018 Term Loan B4, (3 mo. LIBOR + 1.75%), 3.86%, 04/29/23	USD	4,133	$4,117,603

Textiles, Apparel & Luxury Goods — 0.5%
Ascend Performance Materials Operations LLC, 2019 Term Loan B, 08/15/26(g)		2,484	2,480,895

Thrifts & Mortgage Finance — 0.6%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.33%, 05/23/25		3,448	3,414,001

Trading Companies & Distributors — 1.0%
Beacon Roofing Supply, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.36%, 01/02/25		1,082	1,073,356
HD Supply, Inc., Term Loan B5, (1 mo. LIBOR + 1.75%), 3.86%, 10/17/23		3,839	3,851,599
United Rentals, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 3.86%, 10/31/25		225	225,685

			5,150,640

Transportation — 0.1%
Safe Fleet Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.21%, 02/01/25(b)		821	786,160

Utilities — 0.3%
ExGen Renewables IV LLC, Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.13%, 11/28/24		1,908	1,836,839

Wireless Telecommunication Services — 1.4%
Geo Group, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.12%, 03/22/24		1,986	1,848,144
Ligado Networks LLC, PIK Exit Term Loan (9.75% PIK), 9.75%, 12/07/20(h)		1,456	1,258,072
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.12%, 04/11/25		4,326	4,298,558

			7,404,774

Total Floating Rate Loan Interests — 135.5% (Cost — $722,288,528)			713,484,116

		Shares

Investment Companies — 5.7%

United States — 5.7%
Invesco Senior Loan ETF		1,335,000	30,184,350

Total Investment Companies — 5.7% (Cost — $30,213,594)			30,184,350

		Beneficial Interest (000)

Other Interests(i) — 0.0%

IT Services — 0.0%
Millennium Corp.(a)(b)	USD	1,607	—
Millennium Lender Claims(a)(b)		1,508	—

Total Other Interests — 0.0% (Cost — $—)			—

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) August 31, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security	Shares	Value

Warrants — 0.1%

Media — 0.1%
iHeartMedia, Inc. (Expires 05/01/39)	43,029	$593,757

Total Warrants — 0.1% (Cost — $774,479)		593,757

Total Long-Term Investments — 143.1% (Cost — $766,416,354)		753,570,265

Options Purchased — 0.0% (Cost — $41,633)		14,705

Total Investments — 143.1% (Cost — $766,457,987)		753,584,970

Liabilities in Excess of Other Assets — (43.1)%		(227,138,070)

Net Assets Applicable to Common Shares — 100.0%		$526,446,900

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Issuer filed for bankruptcy and/or is in default.
(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $875,355, representing 0.2% of its net assets as of period end, and an original cost of $846,417.

(f)	Variable rate security. Rate shown is the rate in effect as of period end.
(g)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

During the year ended August 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares Held at 08/31/18	Shares Purchased	Shares Sold		Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	155,382	—	(155,382	)(c)	—	$—	$38,562	$—	$—
iShares iBoxx USD High Yield Corporate Bond ETF(b)	—	46,500	(46,500)		—	—	—	27,274	—

						$—	$38,562	$27,274	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by the Fund.
(c)	Represents net shares sold.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,112,331	EUR	4,575,000	Goldman Sachs International	09/05/19	$83,800
USD	2,289,368	GBP	1,876,000	BNP Paribas S.A.	09/05/19	6,555
USD	5,029,406	EUR	4,563,000	State Street Bank and Trust Co.	10/03/19	2,937
USD	2,287,362	GBP	1,873,000	Standard Chartered Bank	10/03/19	5,329

						98,621

EUR	4,563,000	USD	5,018,173	State Street Bank and Trust Co.	09/05/19	(2,832)
GBP	1,873,000	USD	2,284,493	Standard Chartered Bank	09/05/19	(5,331)

						(8,163)

	Net Unrealized Appreciation					$90,458

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	170	09/20/19	USD	315.00	USD	4,972	$255
Put
SPDR S&P 500 ETF Trust	170	09/20/19	USD	270.00	USD	4,972	14,450

							$14,705

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$98,621	$—	$—	$98,621
Options purchased
Investments at value — unaffiliated(a)	—	—	14,705	—	—	—	14,705

	$—	$—	$14,705	$98,621	$—	$—	$113,326

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$8,163	$—	$—	$8,163

(a)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$587,067	$—	$—	$587,067
Swaps	—	—	—	—	(610,309)	—	(610,309)
Options purchased(a)	—	—	124,969	—	—	—	124,969

	$—	$—	$124,969	$587,067	$(610,309)	$—	$101,727

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$36,256	$—	$—	$36,256
Options purchased(b)	—	—	16,094	—	—	—	16,094

	$—	$—	$16,094	$36,256	$—	$—	$52,350

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$14,824,361
Average amounts sold — in USD	$7,390,708
Options:
Average value of option contracts purchased	$14,234
Total return swaps:
Average notional value	$5,043,500

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) August 31, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Forward foreign currency exchange contracts	$98,621		$8,163
Options	14,705	(a)	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$113,326		$8,163
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(14,705)		—

Total derivative assets and liabilities subject to an MNA	$98,621		$8,163

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
BNP Paribas S.A.	$6,555	$—	$—	$—	$6,555
Goldman Sachs International	83,800	—	—	—	83,800
Standard Chartered Bank	5,329	(5,329)	—	—	—
State Street Bank and Trust Co.	2,937	(2,832)	—	—	105

	$98,621	$(8,161)	$—	$—	$90,460

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Standard Chartered Bank	$5,331	$(5,329)	$—	$—	$2
State Street Bank and Trust Co.	2,832	(2,832)	—	—	—

	$8,163	$(8,161)	$—	$—	$2

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$401,285	$224	$564,703	$966,212
Corporate Bonds	—	7,466,475	875,355	8,341,830
Floating Rate Loan Interests	—	688,501,539	24,982,577	713,484,116
Investment Companies	30,184,350	—	—	30,184,350
Warrants	—	593,757	—	593,757
Options Purchased	14,705	—	—	14,705
Liabilities:
Investments:
Unfunded Floating Rate Loan Interest(b)	—	(4,797)	—	(4,797)

	$30,600,340	$696,557,198	$26,422,635	$753,580,173

Derivative Financial Instruments(c)
Assets:
Forward foreign currency contracts	$—	$98,621	$—	$98,621
Liabilities:
Forward foreign currency contracts	—	(8,163)	—	(8,163)

	$—	$90,458	$—	$90,458

(a)	See above Schedule of Investments for values in each industry.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)	Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $204,000,000 is categorized as Level 2 within the disclosure hierarchy.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Warrants	Options Purchased	Total
Assets:
Opening balance, as of August 31, 2018	$2,698,550	$2,048,238	$2,892,436	$36,749,545	$—	$—	$44,388,769
Transfers into Level 3(a)	—	—	—	10,346,533	—	—	10,346,533
Transfers out of Level 3(b)	—	—	—	(13,160,490)	—	—	(13,160,490)
Accrued discounts/premiums	—	—	1,547	10,362	—	—	11,909
Net realized gain (loss)	(39,405)	26,946	(405,297)	(1,312,262)	(24)	(43,022)	(1,773,064)
Net change in unrealized appreciation (depreciation)(c)(d)	—	(1,291,122)	(84,433)	702,387	24	43,022	(630,122)
Purchases	—	2,940,312	977,128	12,857,976	—	—	16,775,416
Sales	(2,659,145)	(3,159,671)	(2,506,026)	(21,211,474)	—	—	(29,536,316)

Closing balance, as of August 31, 2019	$—	$564,703	$875,355	$24,982,577	$—	$—	$26,422,635

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2019(d)	$—	$(1,164,821)	$28,938	$(343,249)	$—	$—	$(1,479,132)

(a)

As of August 31, 2018 the Fund used observable inputs in determining the value of certain investments. As of August 31, 2019, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of August 31, 2018, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2019, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments August 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 0.1%

Diversified Financial Services — 0.1%
Kcad Holdings I Ltd.(a)(b)		546,753,936	$382,728

Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.(b)		8,511	128

Household Durables — 0.0%
Berkline Benchcraft Equity LLC(a)		3,155	—

Media — 0.0%
Clear Channel Outdoor Holdings, Inc.(b)		38,911	101,169
iHeartMedia, Inc., Class A(b)		1,943	26,813

			127,982

Metals & Mining — 0.0%
Ameriforge Group, Inc.		801	44,055
Preferred Proppants LLC(a)		5,738	12,910

			56,965

Software — 0.0%
Avaya Holdings Corp.(b)		18	254

Utilities — 0.0%
Texgen LLC(a)		3,661	139,118

Total Common Stocks — 0.1% (Cost — $6,581,039)			707,175

		Par (000)

Asset-Backed Securities — 5.0%
Allegro CLO II-S Ltd., Series 2014-1RA, Class C, (3 mo. LIBOR US + 3.00%), 5.28%, 10/21/28(c)(d)	USD	1,000	966,588
ALM VI Ltd., Series 2012-6A, Class BR3, (3 mo. LIBOR US + 1.75%), 4.05%, 07/15/26(c)(d)		1,000	988,169
ALM XII Ltd., Series 2015-12A, Class C1R2, 4.97%, 04/16/27(c)		1,000	996,224
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A, Class CR2, (3 mo. LIBOR US + 2.70%), 5.00%, 07/15/27(c)(d)		270	266,463
Anchorage Capital CLO Ltd.(c)(d):
Series 2014-3RA, Class E, (3 mo. LIBOR US + 5.50%), 7.76%, 01/28/31		850	771,738
Series 2014-4RA, Class D, (3 mo. LIBOR US + 2.60%), 4.86%, 01/28/31		250	238,341
Series 2015-7A, Class DR, (3 mo. LIBOR US + 2.70%), 5.00%, 10/15/27		1,000	987,067
Series 2016-8A, Class ER, (3 mo. LIBOR US + 5.75%), 8.01%, 07/28/28		1,000	982,068
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class D, (3 mo. LIBOR US + 6.41%), 8.71%, 10/15/30(c)(d)		500	471,066
Cedar Funding IV CLO Ltd., Series 2014-4A, Class DR, (3 mo. LIBOR US + 3.65%), 5.91%, 07/23/30(c)(d)		500	494,627
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.50%, 01/25/30(c)		434	423,962
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44(a)(c)		3,000	3,014,862
Dryden CLO Ltd., Series 2018-64A, Class D, 4.95%, 04/18/31(c)		250	231,373
Highbridge Loan Management Ltd., Series 5A-2015, Class ERR, (3 mo. LIBOR US + 6.00%), 8.30%, 10/15/30(c)(d)		450	405,717

Security		Par (000)	Value

Asset-Backed Securities (continued)
Litigation Fee Residual Funding, 4.00%, 10/30/27(a)(c)	USD	950	$946,764
Madison Park Funding X Ltd., Series 2012-10A, Class ER2, (3 mo. LIBOR US + 6.40%), 8.68%, 01/20/29(c)(d)		500	489,182
Madison Park Funding XIII Ltd., Series 2014-13A, Class ER, (3 mo. LIBOR US + 5.75%), 8.05%, 04/19/30(c)(d)		1,250	1,171,516
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, (3 mo. LIBOR US + 2.20%), 4.46%, 01/27/26(c)(d)		1,500	1,503,383
Madison Park Funding XVI Ltd., Series 2015-16A, Class C, (3 mo. LIBOR US + 3.70%), 5.98%, 04/20/26(c)(d)		300	299,057
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class ER, (3 mo. LIBOR US + 5.00%), 7.30%, 01/15/28(c)(d)		790	737,792
Oaktree CLO Ltd., Series 2015-1A, Class DR, (3 mo. LIBOR US + 5.20%), 7.48%, 10/20/27(c)(d)		500	488,666
Octagon Investment Partners LLC, Series 2017-1A, Class E, (3 mo. LIBOR US + 6.30%), 8.58%, 07/20/30(c)(d)		500	477,780
OZLM Funding Ltd., Series 2012-1A, Class CR2, (3 mo. LIBOR US + 3.60%), 5.88%, 07/22/29(c)(d)		250	247,520
OZLM VIII Ltd., Series 2014-8A(c)(d):
Class BRR, (3 mo. LIBOR US + 2.20%), 4.50%, 10/17/29		2,500	2,441,895
Class CRR, (3 mo. LIBOR US + 3.15%), 5.45%, 10/17/29		500	475,419
OZLM XIX Ltd., Series 2017-19A, Class D, (3 mo. LIBOR US + 6.60%), 8.90%, 11/22/30(c)(d)		500	476,129
OZLM XV Ltd., Series 2016-15A, Class C, (3 mo. LIBOR US + 4.00%), 6.28%, 01/20/29(c)(d)		1,000	993,062
OZLM XXI Ltd., Series 2017-21A, Class D, (3 mo. LIBOR US + 5.54%), 7.82%, 01/20/31(c)(d)		250	223,359
Park Avenue Institutional Advisers CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 6.22%), 8.40%, 11/14/29(c)(d)		1,750	1,673,535
Rockford Tower CLO Ltd.(c)(d):
Series 2017-1A, Class D, (3 mo. LIBOR US + 3.25%), 5.55%, 04/15/29		250	248,210
Series 2017-2A, Class D, (3 mo. LIBOR US + 3.45%), 5.75%, 10/15/29		500	496,302
Shackleton CLO Ltd., Series 2013-3A, Class DR, (3 mo. LIBOR US + 3.02%), 5.32%, 07/15/30(c)(d)		500	470,970
Symphony CLO XVIII Ltd., Series 2016-18A, Class D, (3 mo. LIBOR US + 4.00%), 6.26%, 01/23/28(c)(d)		1,000	992,661
Thayer Park CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 6.10%), 8.38%, 04/20/29(c)(d)		500	463,731
TICP CLO VII Ltd., Series 2017-7A, Class E, (3 mo. LIBOR US + 6.51%), 8.81%, 07/15/29(c)(d)		500	485,612
Venture XXVI CLO Ltd., Series 2017-26A, Class D, (3 mo. LIBOR US + 4.25%), 6.53%, 01/20/29(c)(d)		1,000	994,204
Wellfleet CLO Ltd., Series 2017-3A, Class B, (3 mo. LIBOR US + 1.95%), 4.25%, 01/17/31(c)(d)		500	467,797
Westcott Park CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.25%), 5.53%, 07/20/28(c)(d)		500	490,116

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
York CLO Ltd.(c)(d):
Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.60%), 5.88%, 10/20/29	USD	250	$247,864
Series 2016-2A, Class E, (3 mo. LIBOR US + 6.94%), 9.22%, 01/20/30		1,000	973,350

			30,214,141

Interest Only Asset-Backed Securities — 0.0%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 03/30/30(a)(c)		2,665	119,921
Sterling Coofs Trust, Series 2004-1, Class A, 2.36%, 04/15/29(a)(c)		1,790	74,019

			193,940

Total Asset-Backed Securities — 5.0% (Cost — $31,301,187)			30,408,081

Corporate Bonds — 61.9%

Aerospace — 0.0%
TDC A/S, 6.88%, 02/23/23	GBP	100	138,950
Telecom Argentina SA, 8.00%, 07/18/26(c)	USD	3	2,385

			141,335

Aerospace & Defense — 2.3%
Amsted Industries, Inc., 5.63%, 07/01/27(c)		156	166,530
Arconic, Inc.:
5.40%, 04/15/21		10	10,305
5.87%, 02/23/22		730	779,611
5.13%, 10/01/24		808	861,041
BBA US Holdings, Inc., 5.38%, 05/01/26(c)		271	283,195
Bombardier, Inc.(c):
8.75%, 12/01/21		635	688,975
5.75%, 03/15/22		108	108,945
6.00%, 10/15/22		8	7,940
6.13%, 01/15/23		338	336,310
7.50%, 12/01/24		642	639,657
7.50%, 03/15/25		679	661,176
7.88%, 04/15/27		1,929	1,868,719
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(c)		378	405,405
Moog, Inc., 5.25%, 12/01/22(c)		270	275,062
TransDigm UK Holdings PLC, 6.88%, 05/15/26		264	276,540
TransDigm, Inc.:
6.00%, 07/15/22		304	308,940
6.50%, 05/15/25		54	56,295
6.25%, 03/15/26(c)		5,564	6,002,054

			13,736,700

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.75%, 08/15/24(c)		18	19,395

Airlines — 1.5%
Air Canada Pass-Through Trust, Series 2015-1, Class B, 3.88%, 09/15/24(c)(e)		1,109	1,125,598
American Airlines Pass-Through Trust:
Series 2013-2, Class A, 4.95%, 07/15/24(e)		1,918	2,019,885
Series 2013-2, Class B, 5.60%, 01/15/22(c)		218	221,340
Series 2017-1, Class B, 4.95%, 08/15/26		1,212	1,289,374
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd., 8.38%, 05/10/20		239	185,524
Latam Finance Ltd., 6.88%, 04/11/24(c)		203	210,232
United Airlines Pass-Through Trust(e):
Series 2014-2, Class B, 4.63%, 03/03/24		1,547	1,599,582
Series 2015-1, Class A, 3.70%, 06/01/24		2,430	2,509,218

			9,160,753

Security		Par (000)	Value

Auto Components — 0.9%
Allison Transmission, Inc.(c):
5.00%, 10/01/24	USD	28	$28,808
5.88%, 06/01/29		319	342,127
Aptiv PLC, 4.40%, 10/01/46		240	240,891
GKN Holdings Ltd., 4.63%, 05/12/32	GBP	100	124,787
Goodyear Tire & Rubber Co., 5.00%, 05/31/26	USD	67	66,330
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.25%, 02/01/22		299	307,970
6.75%, 02/01/24		246	257,377
6.38%, 12/15/25		149	157,754
6.25%, 05/15/26(c)		371	387,231
IHO Verwaltungs GmbH, (4.38% PIK), 3.63%, 05/15/25(f)	EUR	100	112,378
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.:
4.38%, 05/15/26		100	112,103
6.25%, 05/15/26(c)	USD	1,604	1,664,150
8.50%, 05/15/27(c)		1,306	1,273,350
Tesla, Inc., 5.30%, 08/15/25(c)		271	241,868

			5,317,124

Banks — 2.1%
Allied Irish Banks PLC(5 year EUR Swap + 3.95%), 4.13%, 11/26/25(g)	EUR	100	114,439
Banco BPM SpA, 2.50%, 06/21/24		100	113,385
Banco Espirito Santo SA(b)(h):
4.75%, 01/15/20(i)		100	23,080
4.00%, 01/21/19		100	23,080
Barclays PLC:
4.38%, 09/11/24	USD	580	595,894
3.65%, 03/16/25(e)		3,600	3,667,176
5.20%, 05/12/26		200	212,330
BBVA Bancomer SA, 6.75%, 09/30/22(c)		192	207,360
CIT Group, Inc.:
5.00%, 08/01/23		582	630,742
5.25%, 03/07/25		599	670,880
6.13%, 03/09/28		98	117,233
HSBC Holdings PLC, 4.38%, 11/23/26(e)		395	424,550
Nordea Bank AB, 4.50%, 03/26/20	EUR	1,020	1,150,121
Promerica Financial Corp., 9.70%, 05/14/24(c)	USD	200	213,375
Santander Holdings USA, Inc., 4.50%, 07/17/25(e)		1,750	1,883,902
Santander UK Group Holdings PLC, 2.88%, 08/05/21(e)		950	953,342
Standard Chartered PLC(3 mo. LIBOR US + 1.08%), 3.89%, 03/15/24(c)(e)(g)		1,500	1,548,220

			12,549,109

Beverages — 0.1%
Central American Bottling Corp., 5.75%, 01/31/27(c)		176	185,955
Crown European Holdings SA, 2.25%, 02/01/23(c)	EUR	100	116,741

			302,696

Building Materials — 0.0%
CEMEX Finance LLC, 4.63%, 06/15/24		100	115,403
Jeld-Wen, Inc., 4.63%, 12/15/25(c)	USD	138	135,240

			250,643

Building Products — 0.3%
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23(c)		184	190,670
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(c)		18	17,753
CPG Merger Sub LLC, 8.00%, 10/01/21(c)		324	324,405

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) August 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Building Products (continued)
Jeld-Wen, Inc., 4.88%, 12/15/27(c)	USD	19	$18,383
Masonite International Corp.(c):
5.75%, 09/15/26		86	91,052
5.38%, 02/01/28		120	126,600
PGT Escrow Issuer, Inc., 6.75%, 08/01/26(c)		107	115,292
Standard Industries, Inc.(c):
5.50%, 02/15/23		66	67,650
5.38%, 11/15/24		404	415,615
6.00%, 10/15/25		600	630,750
5.00%, 02/15/27		36	36,900
4.75%, 01/15/28		46	46,230

			2,081,300

Cable Television Services — 0.0%
Cincinnati Bell, Inc., 8.00%, 10/15/25(c)		146	128,156

Capital Markets — 0.3%
Intertrust Group BV, 3.38%, 11/15/25	EUR	100	116,717
LABL Escrow Issuer LLC, 6.75%, 07/15/26(c)	USD	201	206,528
Morgan Stanley, 4.00%, 07/23/25(e)		965	1,045,191
Owl Rock Capital Corp., 5.25%, 04/15/24		192	201,751
Stevens Holding Co., Inc., 6.13%, 10/01/26(c)		167	173,680

			1,743,867

Chemicals — 1.4%
Alpha 2 BV, (8.75% Cash or 9.50% PIK), 8.75%, 06/01/23(c)(f)		256	247,360
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(c)		1,830	1,816,275
Axalta Coating Systems LLC, 4.88%, 08/15/24(c)		608	629,341
Blue Cube Spinco LLC:
9.75%, 10/15/23		596	654,110
10.00%, 10/15/25		380	426,550
Chemours Co.:
6.63%, 05/15/23		211	214,692
7.00%, 05/15/25		112	110,600
4.00%, 05/15/26	EUR	186	189,421
Cydsa SAB de CV, 6.25%, 10/04/27(c)	USD	252	252,945
Element Solutions, Inc., 5.88%, 12/01/25(c)		1,491	1,556,231
GCP Applied Technologies, Inc., 5.50%, 04/15/26(c)		165	168,713
NOVA Chemicals Corp., 4.88%, 06/01/24(c)		67	68,759
Orbia Advance Corp SAB de CV, 5.50%, 01/15/48(c)		200	205,062
PQ Corp.(c):
6.75%, 11/15/22		444	460,739
5.75%, 12/15/25		543	556,575
Versum Materials, Inc., 5.50%, 09/30/24(c)		158	170,245
WR Grace & Co-Conn(c):
5.13%, 10/01/21		741	768,787
5.63%, 10/01/24		200	216,000

			8,712,405

Commercial Services & Supplies — 1.0%
ADT Security Corp.:
6.25%, 10/15/21		139	147,688
3.50%, 07/15/22		55	55,138
4.13%, 06/15/23		164	166,614
4.88%, 07/15/32(c)		575	500,969
Advanced Disposal Services, Inc., 5.63%, 11/15/24(c)		147	153,983
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(c)		383	393,532
Clean Harbors, Inc.(c):
4.88%, 07/15/27		276	291,870
5.13%, 07/15/29		145	154,425

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Core & Main LP, 6.13%, 08/15/25(c)	USD	882	$895,230
Fortress Transportation & Infrastructure Investors LLC(c):
6.75%, 03/15/22		71	73,840
6.50%, 10/01/25		78	80,340
GFL Environmental, Inc., 8.50%, 05/01/27(c)		352	385,440
Harland Clarke Holdings Corp., 8.38%, 08/15/22(c)		398	315,415
KAR Auction Services, Inc., 5.13%, 06/01/25(c)		380	391,400
Mobile Mini, Inc., 5.88%, 07/01/24		499	517,712
Pitney Bowes, Inc., 3.88%, 10/01/21(e)		500	498,750
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(c)		472	491,470
United Rentals North America, Inc.:
4.63%, 10/15/25		383	393,896
5.50%, 05/15/27		339	363,750

			6,271,462

Communications Equipment — 0.9%
CommScope, Inc.(c):
5.50%, 03/01/24		880	892,100
6.00%, 03/01/26		413	420,641
Motorola Solutions, Inc., 3.75%, 05/15/22(e)		843	871,939
Nokia OYJ:
3.38%, 06/12/22		106	107,325
4.38%, 06/12/27		149	154,588
6.63%, 05/15/39		200	231,000
ViaSat, Inc., 5.63%, 04/15/27(c)		571	606,687
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 04/01/23		531	547,663
6.38%, 05/15/25		535	550,381
5.75%, 01/15/27(c)		1,200	1,224,000

			5,606,324

Construction & Engineering — 0.1%
Brand Industrial Services, Inc., 8.50%, 07/15/25(c)		271	238,819
Frontdoor, Inc., 6.75%, 08/15/26(c)		368	399,280
SRS Distribution, Inc., 8.25%, 07/01/26(c)		204	199,920

			838,019

Construction Materials — 0.5%
American Builders & Contractors Supply Co., Inc., 5.88%, 05/15/26(c)		256	271,360
HD Supply, Inc., 5.38%, 10/15/26(c)		1,806	1,923,751
Navistar International Corp., 6.63%, 11/01/25(c)		318	321,975
New Enterprise Stone & Lime Co., Inc., 10.13%, 04/01/22(c)		136	139,060
Williams Scotsman International, Inc.(c):
7.88%, 12/15/22		109	114,791
6.88%, 08/15/23		391	409,572

			3,180,509

Consumer Discretionary — 0.4%
Dun & Bradstreet Corp., 6.88%, 08/15/26(c)		1,114	1,207,297
Nielsen Co. Luxembourg Sarl, 5.00%, 02/01/25(c)		135	133,313
Silversea Cruise Finance Ltd., 7.25%, 02/01/25(c)		56	59,990
Viking Cruises Ltd.(c):
6.25%, 05/15/25		315	326,025
5.88%, 09/15/27		893	926,488

			2,653,113

Consumer Finance — 1.8%
Ally Financial, Inc., 8.00%, 11/01/31		1,889	2,639,877
Credit Acceptance Corp., 6.63%, 03/15/26(c)		158	170,937
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(c)		200	197,938
Mulhacen Pte Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 08/01/23(f)	EUR	119	104,874

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Finance (continued)
Navient Corp.:
5.00%, 10/26/20	USD	310	$317,362
6.63%, 07/26/21		113	120,910
6.50%, 06/15/22		85	92,013
5.50%, 01/25/23		241	253,122
7.25%, 09/25/23		257	285,270
6.13%, 03/25/24		86	91,268
5.88%, 10/25/24		145	152,539
6.75%, 06/25/25		105	112,875
6.75%, 06/15/26		108	115,560
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26	EUR	100	118,968
4.50%, 05/15/26(c)		400	475,871
6.25%, 05/15/26(c)	USD	1,610	1,752,887
8.25%, 11/15/26(c)		1,402	1,577,250
Springleaf Finance Corp.:
6.13%, 05/15/22		70	75,425
5.63%, 03/15/23		8	8,600
6.88%, 03/15/25		281	318,584
7.13%, 03/15/26		374	426,547
6.63%, 01/15/28		221	242,547
Verscend Escrow Corp., 9.75%, 08/15/26(c)		1,310	1,402,460

			11,053,684

Containers & Packaging — 1.5%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.63%, 05/15/23(c)		990	1,013,225
4.13%, 08/15/26(c)		262	264,942
4.75%, 07/15/27(c)	GBP	100	122,948
4.75%, 07/15/27		100	122,948
Berry Global, Inc., 4.88%, 07/15/26(c)	USD	442	464,100
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26		196	203,350
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26		523	549,150
Greif, Inc., 6.50%, 03/01/27(c)		61	64,050
Intertape Polymer Group, Inc., 7.00%, 10/15/26(c)		201	208,537
Mauser Packaging Solutions Holding Co.:
4.75%, 04/15/24	EUR	100	113,532
5.50%, 04/15/24(c)	USD	1,450	1,489,875
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu(c):
(3 mo. LIBOR US + 3.50%), 5.80%, 07/15/21(d)		433	432,459
5.13%, 07/15/23		146	150,095
7.00%, 07/15/24		764	789,785
Sealed Air Corp.(c):
5.13%, 12/01/24		46	49,277
6.88%, 07/15/33		44	51,260
Suzano Austria GmbH, 6.00%, 01/15/29		517	572,552
Trivium Packaging Finance BV:
3.75%, 08/15/26	EUR	100	117,324
5.50%, 08/15/26(c)	USD	804	850,230
8.50%, 08/15/27(c)		1,167	1,254,525

			8,884,164

Diversified Consumer Services — 0.7%
APX Group, Inc.:
8.75%, 12/01/20		243	230,850
7.88%, 12/01/22		336	319,620
Ascend Learning LLC, 6.88%, 08/01/25(c)		994	1,030,032
Graham Holdings Co., 5.75%, 06/01/26(c)		211	225,770
Laureate Education, Inc., 8.25%, 05/01/25(c)		114	124,118

Security		Par (000)	Value

Diversified Consumer Services (continued)
Matthews International Corp., 5.25%, 12/01/25(c)	USD	108	$102,870
Pinnacle Bidco PLC, 6.38%, 02/15/25	GBP	100	128,679
Prime Security Services Borrower LLC/Prime Finance, Inc.(c):
9.25%, 05/15/23	USD	251	263,952
5.25%, 04/15/24		353	364,617
5.75%, 04/15/26		316	329,430
Service Corp. International, 5.13%, 06/01/29		288	308,160
ServiceMaster Co. LLC, 5.13%, 11/15/24(c)		797	836,555
Verisure Holding AB, 3.50%, 05/15/23	EUR	100	114,689

			4,379,342

Diversified Financial Services — 1.1%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/26(c)	USD	1,080	1,147,500
Cabot Financial Luxembourg II SA (3 mo. EURIBOR + 6.38%), 6.38%, 06/14/24(d)	EUR	100	113,321
Controladora Mabe SA de CV, 5.60%, 10/23/28(c)	USD	200	212,500
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(c)		223	226,345
FS Energy & Power Fund, 7.50%, 08/15/23(c)		45	44,662
Garfunkelux Holdco 3 SA, 7.50%, 08/01/22	EUR	100	104,566
General Motors Financial Co., Inc., 4.38%, 09/25/21(e)	USD	530	548,886
Gilex Holding Sarl, 8.50%, 05/02/23(c)		182	194,285
Intesa Sanpaolo SpA, 5.02%, 06/26/24(c)(e)		2,442	2,503,071
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(f)	EUR	100	113,477
Lloyds Banking Group PLC (5 year CMT + 4.82%), 6.75%(g)(j)	USD	450	455,625
MSCI, Inc., 5.25%, 11/15/24(c)		105	109,011
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(c)		710	729,383
WMG Acquisition Corp., 5.50%, 04/15/26(c)		166	173,885

			6,676,517

Diversified Telecommunication Services — 1.4%
CenturyLink, Inc.:
5.63%, 04/01/25		566	578,735
Series P, 7.60%, 09/15/39		142	136,320
Series U, 7.65%, 03/15/42		142	135,610
Series W, 6.75%, 12/01/23		732	793,305
Series Y, 7.50%, 04/01/24		644	714,827
Cincinnati Bell, Inc., 7.00%, 07/15/24(c)		382	348,575
Embarq Corp., 8.00%, 06/01/36		428	419,594
Frontier Communications Corp.(c):
8.50%, 04/01/26		164	159,490
8.00%, 04/01/27		1,478	1,540,815
GCI LLC, 6.63%, 06/15/24(c)		153	163,327
Level 3 Financing, Inc.:
5.38%, 08/15/22		184	184,690
5.63%, 02/01/23		61	62,050
5.13%, 05/01/23		295	299,806
5.38%, 05/01/25		90	93,600
5.25%, 03/15/26		909	947,632
SoftBank Group Corp., 4.75%, 07/30/25	EUR	100	125,282
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	137	144,878
6.00%, 09/30/34		244	250,100
7.20%, 07/18/36		19	21,185
7.72%, 06/04/38		58	66,990
Telecom Italia SpA:
4.00%, 04/11/24	EUR	150	182,647

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) August 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Telecom Italia SpA (continued):
5.30%, 05/30/24(c)	USD	600	$642,000
2.75%, 04/15/25	EUR	100	115,267
Verizon Communications, Inc., 3.38%, 02/15/25(e)	USD	156	165,546

			8,292,271

Electric Utilities — 0.5%
AES Corp., 5.50%, 04/15/25		152	158,654
Black Hills Corp., 3.15%, 01/15/27(e)		305	312,508
DPL, Inc., 7.25%, 10/15/21		15	16,087
Enel Finance International NV, 3.63%, 05/25/27(c)(e)		900	924,958
Energuate Trust, 5.88%, 05/03/27(c)		200	201,000
Exelon Corp., 3.40%, 04/15/26(e)		140	148,339
Inkia Energy Ltd., 5.88%, 11/09/27(c)		377	392,905
NextEra Energy Operating Partners LP(c):
4.25%, 07/15/24		528	542,520
4.25%, 09/15/24		101	104,737
4.50%, 09/15/27		128	131,520
Talen Energy Supply LLC:
6.50%, 06/01/25		50	38,000
10.50%, 01/15/26(c)		50	45,450
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.:
10.25%, 11/01/15(a)		47	—
10.50%, 11/01/19(h)		31	146
11.50%, 10/01/20(a)		300	—

			3,016,824

Electronic Equipment, Instruments & Components — 0.1%
CDW LLC/CDW Finance Corp.:
5.00%, 09/01/23		72	73,440
5.50%, 12/01/24		521	567,239
5.00%, 09/01/25		107	111,815
Itron, Inc., 5.00%, 01/15/26(c)		25	25,562

			778,056

Energy Equipment & Services — 0.5%
Apergy Corp., 6.38%, 05/01/26		239	240,195
Archrock Partners LP/Archrock Partners Finance Corp., 6.88%, 04/01/27(c)		147	153,982
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22(c)		442	439,790
Halliburton Co., 3.80%, 11/15/25(e)		100	106,000
McDermott Technology Americas, Inc./McDermott Technology U.S., Inc., 10.63%, 05/01/24(c)		192	135,600
Odebrecht Oil & Gas Finance Ltd., 0.00%(c)(j)(k)		43	320
Pattern Energy Group, Inc., 5.88%, 02/01/24(c)		299	309,465
Transocean, Inc.:
8.38%, 12/15/21		51	52,721
9.00%, 07/15/23(c)		657	679,161
7.50%, 01/15/26(c)		129	117,712
USA Compression Partners LP/USA Compression Finance Corp.:
6.88%, 04/01/26		245	251,125
6.88%, 09/01/27(c)		503	517,376

			3,003,447

Environmental, Maintenance, & Security Service — 0.2%
GFL Environmental, Inc., 7.00%, 06/01/26(c)		494	512,525
Tervita Corp., 7.63%, 12/01/21(c)		343	348,145
Waste Pro USA, Inc., 5.50%, 02/15/26(c)		148	153,920

			1,014,590

Equity Real Estate Investment Trusts (REITs) — 1.9%
AvalonBay Communities, Inc., 3.45%, 06/01/25(e)		1,245	1,327,167

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26(c)	USD	167	$175,767
ERP Operating LP, 3.38%, 06/01/25(e)		1,015	1,083,714
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(c)		224	224,700
GLP Capital LP/GLP Financing II, Inc.:
5.25%, 06/01/25		108	118,744
5.38%, 04/15/26		174	190,993
Hilton Domestic Operating Co., Inc., 4.25%, 09/01/24		337	343,740
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/25		30	30,975
Iron Mountain, Inc., 4.88%, 09/15/27(c)		397	407,671
iStar, Inc.:
4.63%, 09/15/20		33	33,413
6.00%, 04/01/22		62	63,627
5.25%, 09/15/22		67	68,675
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26		40	43,168
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24		1,334	1,457,395
4.50%, 09/01/26		678	710,205
5.75%, 02/01/27(c)		27	29,807
4.50%, 01/15/28		254	259,715
MPT Operating Partnership LP/MPT Finance Corp.:
5.50%, 05/01/24		73	75,099
5.00%, 10/15/27		991	1,057,892
4.63%, 08/01/29		456	474,240
SBA Communications Corp., 4.88%, 09/01/24		1,195	1,236,825
Starwood Property Trust, Inc., 5.00%, 12/15/21		234	242,775
Trust F/1401, 6.95%, 01/30/44		706	818,298
Ventas Realty LP, 4.13%, 01/15/26(e)		650	704,349
VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23		224	244,243

			11,423,197

Food & Staples Retailing — 0.3%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 06/15/24		186	194,835
5.75%, 03/15/25		70	71,750
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC(c):
7.50%, 03/15/26		107	119,038
5.88%, 02/15/28		291	306,673
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	100	123,314
BRF GmbH, 4.35%, 09/29/26	USD	200	195,500
Post Holdings, Inc.(c):
5.63%, 01/15/28		73	77,745
5.50%, 12/15/29		310	327,735
Tesco Corporate Treasury Services PLC, 2.50%, 05/02/25	GBP	100	124,722

			1,541,312

Food Products — 0.9%
Aramark Services, Inc.(c):
5.00%, 04/01/25	USD	79	81,619
5.00%, 02/01/28		382	396,802
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(c)		416	383,760
Darling Ingredients, Inc., 5.25%, 04/15/27(c)		124	132,060

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food Products (continued)
Graphic Packaging International LLC, 4.75%, 07/15/27(c)	USD	135	$141,750
JBS USA LUX SA/JBS USA Finance, Inc.(c):
5.88%, 07/15/24		412	424,162
5.75%, 06/15/25		1,006	1,046,869
6.75%, 02/15/28		217	239,921
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(c):
6.50%, 04/15/29		735	814,012
5.50%, 01/15/30		606	642,360
MARB BondCo PLC:
7.00%, 03/15/24		200	204,000
6.88%, 01/19/25(c)		200	204,063
Post Holdings, Inc.(c):
5.50%, 03/01/25		246	257,378
5.75%, 03/01/27		253	268,812
Simmons Foods, Inc., 7.75%, 01/15/24(c)		270	291,600

			5,529,168

Health Care Equipment & Supplies — 0.9%
Avantor, Inc.(c):
6.00%, 10/01/24		1,750	1,876,875
9.00%, 10/01/25		1,182	1,329,750
Hologic, Inc.(c):
4.38%, 10/15/25		45	46,013
4.63%, 02/01/28		174	179,872
Immucor, Inc., 11.13%, 02/15/22(c)		100	101,250
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22(c)		1,656	1,598,040
Teleflex, Inc.:
5.25%, 06/15/24		250	257,500
4.88%, 06/01/26		87	91,651
4.63%, 11/15/27		58	61,328

			5,542,279

Health Care Providers & Services — 3.1%
Acadia Healthcare Co., Inc., 5.13%, 07/01/22		146	147,095
AHP Health Partners, Inc., 9.75%, 07/15/26(c)		205	220,196
Centene Corp.:
6.13%, 02/15/24		37	38,776
5.38%, 06/01/26(c)		2,014	2,153,067
CHS/Community Health Systems, Inc.(c):
8.63%, 01/15/24		663	663,000
8.00%, 03/15/26		575	552,000
Eagle Holding Co. II LLC, (7.63% Cash or 8.38% PIK), 7.63%, 05/15/22(c)(f)		97	97,970
Encompass Health Corp., 5.75%, 11/01/24		73	73,913
Envision Healthcare Crop., 8.75%, 10/15/26(c)		321	174,945
HCA, Inc.:
5.38%, 02/01/25		490	543,900
5.88%, 02/15/26		46	52,475
5.38%, 09/01/26		337	375,755
5.63%, 09/01/28		1,000	1,137,812
5.88%, 02/01/29		882	1,015,402
MEDNAX, Inc., 5.25%, 12/01/23(c)		168	168,840
Molina Healthcare, Inc.:
5.38%, 11/15/22		172	183,832
4.88%, 06/15/25(c)		238	242,760
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(c)		505	451,374
NVA Holdings, Inc., 6.88%, 04/01/26(c)		175	186,865
Polaris Intermediate Corp., (8.50% Cash), 8.50%, 12/01/22(c)(f)		667	560,000
Regional Care Hospital Partners Holdings, Inc., 8.25%, 05/01/23(c)		599	640,361

Security		Par (000)	Value

Health Care Providers & Services (continued)
Sotera Health Holdings LLC, 6.50%, 05/15/23(c)	USD	366	$372,405
Surgery Center Holdings, Inc.(c):
6.75%, 07/01/25		432	369,628
10.00%, 04/15/27		267	255,652
Team Health Holdings, Inc., 6.38%, 02/01/25(c)		265	177,550
Tenet Healthcare Corp.:
6.00%, 10/01/20		580	602,620
8.13%, 04/01/22		502	540,855
4.63%, 07/15/24		530	545,237
4.63%, 09/01/24(c)		377	388,310
4.88%, 01/01/26(c)		1,466	1,506,462
6.25%, 02/01/27(c)		537	557,137
5.13%, 11/01/27(c)		1,004	1,037,885
UnitedHealth Group, Inc., 3.75%, 07/15/25(e)		1,470	1,599,011
Vizient, Inc., 6.25%, 05/15/27(c)		407	437,525
WellCare Health Plans, Inc.:
5.25%, 04/01/25		310	324,585
5.38%, 08/15/26(c)		343	365,724

			18,760,924

Health Care Services — 0.0%
Avaya, Inc. Escrow, 7.00%(a)(b)(h)		183	—

Health Care Technology — 0.4%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(c)		751	755,852
IQVIA, Inc.:
3.25%, 03/15/25	EUR	148	167,339
3.25%, 03/15/25(c)		100	113,067
5.00%, 10/15/26(c)	USD	463	488,465
5.00%, 05/15/27(c)		637	672,831

			2,197,554

Hotels, Restaurants & Leisure — 3.9%
1011778 BC ULC/New Red Finance, Inc.(c):
4.25%, 05/15/24		273	281,807
5.00%, 10/15/25		1,890	1,951,425
Boyd Gaming Corp., 6.00%, 08/15/26		112	118,300
Boyne USA, Inc., 7.25%, 05/01/25(c)		220	240,075
Cedar Fair LP, 5.25%, 07/15/29(c)		279	302,715
Churchill Downs, Inc.(c):
5.50%, 04/01/27		808	858,500
4.75%, 01/15/28		214	220,420
Cirsa Finance International Sarl, 7.88%, 12/20/23(c)		200	211,300
CPUK Finance Ltd., 4.25%, 02/28/47	GBP	100	122,821
Eldorado Resorts, Inc.:
6.00%, 04/01/25	USD	91	96,460
6.00%, 09/15/26		117	127,969
ESH Hospitality, Inc., 5.25%, 05/01/25(c)		285	294,619
Golden Nugget, Inc., 6.75%, 10/15/24(c)		1,271	1,299,597
Hilton Domestic Operating Co., Inc.:
5.13%, 05/01/26		697	735,683
4.88%, 01/15/30(c)		917	981,190
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		49	51,573
IRB Holding Corp., 6.75%, 02/15/26(c)		117	117,585
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(c):
5.00%, 06/01/24		35	36,181
5.25%, 06/01/26		368	389,160
4.75%, 06/01/27		5	5,238
Lions Gate Capital Holdings LLC(c):
6.38%, 02/01/24		25	26,405
5.88%, 11/01/24		171	177,840

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) August 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
McDonald’s Corp., 3.70%, 01/30/26(e)	USD	405	$439,454
MGM Resorts International:
6.63%, 12/15/21		992	1,078,800
7.75%, 03/15/22		453	508,597
4.63%, 09/01/26		11	11,385
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 04/15/21		494	494,617
Sabre GLBL, Inc.(c):
5.38%, 04/15/23		147	150,675
5.25%, 11/15/23		210	215,775
Scientific Games International, Inc.:
5.00%, 10/15/25(c)		1,026	1,060,104
3.38%, 02/15/26	EUR	100	112,048
8.25%, 03/15/26(c)	USD	850	901,000
Six Flags Entertainment Corp.(c):
4.88%, 07/31/24		849	878,715
5.50%, 04/15/27		329	352,030
Spirit Issuer PLC:
Series A2, (3 mo. LIBOR GBP + 2.70%), 3.47%, 12/28/31(d)	GBP	1,800	2,135,483
Series A5, 5.47%, 12/28/34		4,500	5,694,400
Station Casinos LLC, 5.00%, 10/01/25(c)	USD	279	284,608
Unique Pub Finance Co. PLC, Series A4, 5.66%, 06/30/27	GBP	52	70,456
Wyndham Destinations, Inc.:
5.40%, 04/01/24	USD	13	13,646
5.75%, 04/01/27		64	68,320
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(c)		121	126,747
Wynn Macau Ltd., 5.50%, 10/01/27(c)		600	591,750
Yum! Brands, Inc.:
3.88%, 11/01/23		98	100,695
5.35%, 11/01/43		71	67,450

			24,003,618

Household Durables — 0.6%
Algeco Global Finance PLC, 8.00%, 02/15/23(c)		400	400,300
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 07/01/22(c)		207	209,846
Lennar Corp.:
8.38%, 01/15/21		134	144,050
6.25%, 12/15/21		380	402,325
4.88%, 12/15/23		122	130,845
4.75%, 05/30/25		260	278,200
5.25%, 06/01/26		28	30,485
4.75%, 11/29/27		360	391,500
Mattamy Group Corp.(c):
6.88%, 12/15/23		113	117,661
6.50%, 10/01/25		172	182,320
MDC Holdings, Inc., 6.00%, 01/15/43		122	125,050
Meritage Homes Corp., 5.13%, 06/06/27		77	81,043
PulteGroup, Inc., 6.38%, 05/15/33		469	510,038
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(c)		264	283,140
Tempur Sealy International, Inc., 5.50%, 06/15/26		180	188,100
TRI Pointe Group, Inc.:
4.88%, 07/01/21		112	115,500
5.25%, 06/01/27		15	15,225
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, 06/15/24		11	11,825

			3,617,453

Household Products — 0.2%
ACCO Brands Corp., 5.25%, 12/15/24(c)		85	87,231
Berkline Benchcraft LLC, 4.50%, 06/01/20(a)(b)(h)		200	—

Security		Par (000)	Value

Household Products (continued)
Energizer Holdings, Inc.(c):
6.38%, 07/15/26	USD	46	$48,473
7.75%, 01/15/27		441	482,344
Spectrum Brands, Inc., 6.63%, 11/15/22		407	414,122

			1,032,170

Independent Power and Renewable Electricity Producers — 1.1%
AES Corp.:
4.50%, 03/15/23		187	192,217
4.88%, 05/15/23		166	168,282
6.00%, 05/15/26		230	246,615
5.13%, 09/01/27		45	48,241
Calpine Corp.:
5.38%, 01/15/23		1,158	1,173,830
5.88%, 01/15/24(c)		480	490,253
5.75%, 01/15/25		520	527,800
5.25%, 06/01/26(c)		638	645,975
Clearway Energy Operating LLC:
5.38%, 08/15/24		443	454,075
5.75%, 10/15/25(c)		271	282,523
NRG Energy, Inc.:
6.63%, 01/15/27		1,008	1,088,640
5.75%, 01/15/28		596	642,190
5.25%, 06/15/29(c)		570	608,230
TerraForm Power Operating LLC(c):
4.25%, 01/31/23		181	185,462
6.63%, 06/15/25(l)		30	31,650
5.00%, 01/31/28		181	188,470

			6,974,453

Industrial Conglomerates — 0.1%
Algeco Global Finance PLC, 6.50%, 02/15/23	EUR	100	113,899
BWX Technologies, Inc., 5.38%, 07/15/26(c)	USD	209	221,018
Vertiv Group Corp., 9.25%, 10/15/24(c)		541	511,245

			846,162

Insurance — 1.5%
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 02/15/24(c)		130	140,075
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 8.25%, 08/01/23(c)		1,247	1,273,499
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25(e)		360	374,268
AmWINS Group, Inc., 7.75%, 07/01/26(c)		221	232,050
Aon PLC, 3.88%, 12/15/25(e)		1,115	1,209,005
Assicurazioni Generali SpA(3 mo. EURIBOR + 5.35%), 5.50%, 10/27/47(g)	EUR	100	132,161
CNO Financial Group, Inc., 5.25%, 05/30/29	USD	352	388,960
Global Atlantic Fin Co., 8.63%, 04/15/21(c)		750	813,840
GTCR AP Finance, Inc., 8.00%, 05/15/27(c)		281	285,917
HUB International Ltd., 7.00%, 05/01/26(c)		1,254	1,272,810
Lincoln National Corp., 3.35%, 03/09/25(e)		845	877,415
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (3 mo. EURIBOR + 3.50%), 6.00%, 05/26/41(g)	EUR	400	486,593
Nationstar Mortgage Holdings, Inc.(c):
8.13%, 07/15/23	USD	712	737,333
9.13%, 07/15/26		144	152,280
Nationwide Building Society (5 year USD ICE Swap + 1.85%), 4.13%, 10/18/32(c)(e)(g)		595	591,198

			8,967,404

Interactive Media & Services — 0.5%
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27(c)		303	319,665

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interactive Media & Services (continued)
Match Group, Inc., 5.63%, 02/15/29(c)	USD	177	$191,824
Netflix, Inc.:
4.88%, 04/15/28		109	114,041
5.88%, 11/15/28		601	672,369
3.88%, 11/15/29	EUR	100	118,753
5.38%, 11/15/29(c)	USD	579	629,662
Rackspace Hosting, Inc., 8.63%, 11/15/24(c)		154	141,295
Symantec Corp., 5.00%, 04/15/25(c)		197	198,298
Uber Technologies, Inc.(c):
7.50%, 11/01/23		342	357,390
8.00%, 11/01/26		184	193,545
United Group BV, 4.38%, 07/01/22	EUR	126	141,591

			3,078,433

IT Services — 0.5%
Banff Merger Sub, Inc.:
8.38%, 09/01/26		110	108,806
9.75%, 09/01/26(c)	USD	1,408	1,281,280
Gartner, Inc., 5.13%, 04/01/25(c)		174	182,481
InterXion Holding NV, 4.75%, 06/15/25	EUR	100	119,687
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 08/15/27(c)	USD	835	863,181
WEX, Inc., 4.75%, 02/01/23(c)		177	178,327
Xerox Corp.:
4.80%, 03/01/35		336	291,480
6.75%, 12/15/39		50	50,475

			3,075,717

Leisure Products — 0.1%
Mattel, Inc., 6.75%, 12/31/25(c)		712	731,580

Machinery — 0.6%
Colfax Corp.(c):
6.00%, 02/15/24		575	613,094
6.38%, 02/15/26		270	293,625
Manitowoc Co., Inc., 9.00%, 04/01/26(c)		242	240,790
Mueller Water Products, Inc., 5.50%, 06/15/26(c)		233	245,232
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	109	118,613
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(c)	USD	353	363,590
SPX FLOW, Inc.(c):
5.63%, 08/15/24		206	215,012
5.88%, 08/15/26		89	93,895
Terex Corp., 5.63%, 02/01/25(c)		758	771,318
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(c)		797	721,285
Wabash National Corp., 5.50%, 10/01/25(c)		241	237,665

			3,914,119

Media — 7.8%
Altice Financing SA(c):
6.63%, 02/15/23		440	453,750
7.50%, 05/15/26		743	791,295
Altice France SA:
6.25%, 05/15/24(c)		200	206,184
7.38%, 05/01/26(c)		2,104	2,246,020
5.88%, 02/01/27	EUR	100	121,582
8.13%, 02/01/27(c)	USD	707	779,467
Altice Luxembourg SA(c):
7.75%, 05/15/22		1,065	1,092,184
7.63%, 02/15/25		868	897,295
10.50%, 05/15/27		873	949,387
AMC Networks, Inc., 4.75%, 08/01/25		542	553,517
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.13%, 02/15/23		270	274,388
4.00%, 03/01/23(c)		670	676,700

Security		Par (000)	Value

Media (continued)
5.13%, 05/01/27(c)	USD	1,447	$1,530,188
5.88%, 05/01/27(c)		349	371,685
5.00%, 02/01/28(c)		106	111,300
5.38%, 06/01/29(c)		1,401	1,497,319
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 07/23/25(e)		2,425	2,679,635
Clear Channel International BV, 8.75%, 12/15/20(c)		560	572,247
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		1,197	1,222,939
9.25%, 02/15/24(c)		1,889	2,070,816
5.13%, 08/15/27(c)		1,638	1,713,757
Series B, 6.50%, 11/15/22		1,570	1,604,022
Comcast Corp., 3.95%, 10/15/25(e)		3,000	3,288,285
CSC Holdings LLC:
6.75%, 11/15/21		187	201,960
5.38%, 07/15/23(c)		1,109	1,139,786
5.25%, 06/01/24		123	131,610
7.75%, 07/15/25(c)		202	216,898
6.63%, 10/15/25(c)		235	251,586
10.88%, 10/15/25(c)		1,614	1,831,890
5.50%, 05/15/26(c)		200	211,500
5.38%, 02/01/28(c)		200	213,552
6.50%, 02/01/29(c)		822	921,154
5.75%, 01/15/30(c)		503	526,264
Series 144S, 5.13%, 12/15/21(c)		493	493,616
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(c)		845	887,250
Discovery Communications LLC(e):
3.25%, 04/01/23		1,490	1,536,437
3.45%, 03/15/25		170	175,432
DISH DBS Corp.:
6.75%, 06/01/21		461	485,571
5.88%, 07/15/22		945	978,075
5.00%, 03/15/23		358	351,288
5.88%, 11/15/24		217	206,432
eircom Finance DAC, 3.50%, 05/15/26	EUR	100	117,324
Entercom Media Corp., 6.50%, 05/01/27(c)	USD	286	296,010
Gray Television, Inc., 7.00%, 05/15/27(c)		227	248,213
Hughes Satellite Systems Corp., 5.25%, 08/01/26		177	187,620
iHeartCommunications, Inc.:
6.38%, 05/01/26		161	174,065
5.25%, 08/15/27(c)		327	343,818
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		1,009	918,190
8.50%, 10/15/24(c)		851	844,617
9.75%, 07/15/25(c)		631	647,564
Lamar Media Corp., 5.75%, 02/01/26		124	131,440
Level 3 Parent LLC, 5.75%, 12/01/22		405	408,038
Live Nation Entertainment, Inc., 4.88%, 11/01/24(c)		29	30,051
MDC Partners, Inc., 6.50%, 05/01/24(c)		190	172,900
Meredith Corp., 6.88%, 02/01/26		154	162,470
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27(c)		177	183,731
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.88%, 03/15/25		54	55,823
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25(c)		146	149,103
Radiate Holdco LLC/Radiate Finance, Inc., 6.88%, 02/15/23(c)		60	61,200
Sable International Finance Ltd., 5.75%, 09/07/27(c)		200	209,000

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) August 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Sirius XM Radio, Inc.(c):
4.63%, 07/15/24	USD	152	$158,650
5.00%, 08/01/27		332	350,260
5.50%, 07/01/29		489	532,868
TEGNA, Inc.:
5.13%, 10/15/19		105	105,116
5.50%, 09/15/24(c)		66	67,650
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(c)		200	203,400
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27	EUR	70	84,434
Telesat Canada/Telesat LLC, 8.88%, 11/15/24(c)	USD	129	139,561
Tribune Media Co., 5.88%, 07/15/22		302	306,436
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 3.50%, 01/15/27	EUR	100	116,775
Univision Communications, Inc.(c):
5.13%, 05/15/23	USD	366	361,425
5.13%, 02/15/25		133	128,330
Videotron Ltd., 5.13%, 04/15/27(c)		439	462,048
Virgin Media Finance PLC, 5.75%, 01/15/25(c)		855	888,952
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24	GBP	100	124,903
Virgin Media Secured Finance PLC:
5.13%, 01/15/25		100	125,920
5.50%, 08/15/26(c)	USD	200	209,250
5.50%, 05/15/29(c)		200	209,000
Ziggo Bond Co. BV(c):
5.88%, 01/15/25		470	485,863
6.00%, 01/15/27		199	207,458
Ziggo BV:
4.25%, 01/15/27	EUR	100	119,490
5.50%, 01/15/27(c)	USD	516	544,354

			47,737,583

Metals & Mining — 1.9%
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(c)		221	233,708
Constellium SE(c):
5.75%, 05/15/24		756	778,680
6.63%, 03/01/25		1,269	1,328,484
5.88%, 02/15/26		838	873,615
Freeport-McMoRan, Inc.:
3.55%, 03/01/22		686	687,715
3.88%, 03/15/23		1,394	1,408,498
5.00%, 09/01/27		226	225,435
5.25%, 09/01/29		245	242,920
5.40%, 11/14/34		161	154,560
5.45%, 03/15/43		1,747	1,594,137
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(c)		200	213,000
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(c)		271	257,111
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(c)		135	141,750
Kaiser Aluminum Corp., 5.88%, 05/15/24		112	116,200
Nexa Resources SA, 5.38%, 05/04/27(c)		237	248,169
Novelis Corp.(c):
6.25%, 08/15/24		1,373	1,438,217
5.88%, 09/30/26		502	530,238
Steel Dynamics, Inc.:
5.25%, 04/15/23		200	203,200
5.50%, 10/01/24		56	57,708
4.13%, 09/15/25		206	207,545
5.00%, 12/15/26		15	15,675
thyssenkrupp AG, 2.88%, 02/22/24	EUR	84	95,634

Security		Par (000)	Value

Metals & Mining (continued)
Usiminas International Sarl, 5.88%, 07/18/26(c)	USD	200	$201,200
Vale Overseas Ltd., 6.25%, 08/10/26(e)		188	216,529

			11,469,928

Multi-Utilities — 0.3%
Brooklyn Union Gas Co., 3.41%, 03/10/26(c)(e)		1,475	1,553,022
Superior Plus LP/Superior General Partner, Inc., 7.00%, 07/15/26(c)		314	328,915

			1,881,937

Offshore Drilling & Other Services — 0.0%
Entegris, Inc., 4.63%, 02/10/26(c)		190	195,700

Oil, Gas & Consumable Fuels — 5.6%
Aker BP ASA, 4.75%, 06/15/24(c)		508	519,430
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 4.25%, 12/01/27		185	195,728
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 09/15/24		55	51,838
Antero Resources Corp., 5.38%, 11/01/21		47	45,649
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22(c)		239	239,597
Berry Petroleum Co. LLC, 7.00%, 02/15/26(c)		149	136,708
Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., 6.88%, 02/01/25		160	142,400
California Resources Corp., 8.00%, 12/15/22(c)		126	72,450
Callon Petroleum Co.:
6.13%, 10/01/24		180	174,600
Series WI, 6.38%, 07/01/26		292	283,240
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		232	221,908
8.25%, 07/15/25		243	235,710
Centennial Resource Production LLC, 6.88%, 04/01/27(c)		219	219,000
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		623	718,786
5.88%, 03/31/25		382	425,930
5.13%, 06/30/27		991	1,093,816
Cheniere Energy Partners LP:
5.63%, 10/01/26		258	272,190
Series WI, 5.25%, 10/01/25		48	49,620
Chesapeake Energy Corp.:
6.63%, 08/15/20		349	348,145
4.88%, 04/15/22		300	248,625
5.75%, 03/15/23		75	60,000
7.00%, 10/01/24		136	103,700
8.00%, 03/15/26(c)		163	116,545
8.00%, 06/15/27		628	453,736
CNX Resources Corp., 5.88%, 04/15/22		1,823	1,763,752
Comstock Resources, Inc., 9.75%, 08/15/26		155	116,638
CONSOL Energy, Inc., 11.00%, 11/15/25(c)		632	650,960
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25(c)		210	149,100
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.25%, 04/01/23		21	21,368
5.63%, 05/01/27(c)		389	388,876
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(c)		1,170	1,158,300
DCP Midstream Operating LP:
5.38%, 07/15/25		188	198,810
5.13%, 05/15/29		153	156,833
6.45%, 11/03/36(c)		226	236,735
6.75%, 09/15/37(c)		392	411,600

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Denbury Resources, Inc.(c):
9.00%, 05/15/21	USD	80	$72,800
9.25%, 03/31/22		326	273,840
eG Global Finance PLC:
4.38%, 02/07/25	EUR	100	106,745
6.75%, 02/07/25(c)	USD	396	382,140
Enbridge, Inc. (3 mo. LIBOR US + 3.64%), 6.25%, 03/01/78(e)(g)		1,565	1,631,512
Endeavor Energy Resources LP/EER Finance, Inc.(c):
5.50%, 01/30/26		650	675,187
5.75%, 01/30/28		277	290,157
EnLink Midstream LLC, 5.38%, 06/01/29		82	80,237
EnLink Midstream Partners LP:
4.40%, 04/01/24		240	237,600
4.15%, 06/01/25		24	22,920
4.85%, 07/15/26		108	105,840
5.60%, 04/01/44		176	148,720
5.05%, 04/01/45		220	181,500
5.45%, 06/01/47		31	26,195
Extraction Oil & Gas, Inc.(c):
7.38%, 05/15/24		182	136,500
5.63%, 02/01/26		439	289,740
Genesis Energy LP/Genesis Energy Finance Corp.:
6.00%, 05/15/23		78	77,415
5.63%, 06/15/24		41	39,155
6.50%, 10/01/25		95	92,506
6.25%, 05/15/26		111	106,048
Geopark Ltd., 6.50%, 09/21/24(c)		200	204,062
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 09/30/21(c)		495	434,362
Hess Corp., 4.30%, 04/01/27		50	52,341
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.63%, 02/15/26(c)		210	217,350
Impulsora Pipeline LLC, 6.05%, 12/31/42(a)		1,469	1,577,528
Indigo Natural Resources LLC, 6.88%, 02/15/26(c)		355	292,875
Matador Resources Co., 5.88%, 09/15/26		321	310,969
MEG Energy Corp.(c):
6.38%, 01/30/23		173	163,485
7.00%, 03/31/24		61	58,026
6.50%, 01/15/25		813	817,065
Murphy Oil Corp.:
5.75%, 08/15/25		105	106,281
5.63%, 12/01/42		105	91,350
Nabors Industries, Inc.:
5.00%, 09/15/20		46	45,770
4.63%, 09/15/21		186	177,165
New Enterprise Stone & Lime Co., Inc., 6.25%, 03/15/26(c)		74	75,887
NGPL PipeCo LLC, 7.77%, 12/15/37(c)		417	543,676
Noble Holding International Ltd.:
7.75%, 01/15/24		18	11,970
7.88%, 02/01/26(c)		646	521,645
Northern Oil and Gas, Inc., (8.50% Cash or 1.00% PIK), 8.50%, 05/15/23(f)		54	55,201
NuStar Logistics LP, 6.00%, 06/01/26		163	174,818
Odebrecht Offshore Drilling Finance Ltd.(c):
6.72%, 12/01/22		72	70,071
(7.72% PIK), 7.72%, 12/01/26(f)		8	2,149
Pacific Drilling SA, 8.38%, 10/01/23(c)		761	694,412
Parsley Energy LLC/Parsley Finance Corp.(c):
6.25%, 06/01/24		139	144,213
5.38%, 01/15/25		296	301,920
5.25%, 08/15/25		59	59,885
5.63%, 10/15/27		316	325,480

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 06/15/25	USD	212	$219,613
PDC Energy, Inc.:
1.13%, 09/15/21(m)		888	822,788
6.13%, 09/15/24		103	102,743
5.75%, 05/15/26		108	105,559
Petrobras Global Finance BV:
6.13%, 01/17/22		114	122,229
5.30%, 01/27/25		152	164,532
8.75%, 05/23/26		176	219,912
6.00%, 01/27/28		189	207,002
7.25%, 03/17/44		160	189,250
Petroleos Mexicanos:
5.38%, 03/13/22		39	39,878
6.50%, 03/13/27		117	119,497
QEP Resources, Inc.:
6.88%, 03/01/21		456	452,580
5.38%, 10/01/22		122	109,800
5.25%, 05/01/23		96	84,000
5.63%, 03/01/26		165	133,650
Range Resources Corp.:
5.75%, 06/01/21		166	164,340
5.88%, 07/01/22		52	49,790
5.00%, 08/15/22		60	55,950
4.88%, 05/15/25		191	156,620
Rowan Cos., Inc., 4.88%, 06/01/22		527	429,505
SM Energy Co.:
6.13%, 11/15/22		42	39,060
5.00%, 01/15/24		142	124,250
5.63%, 06/01/25		125	106,250
6.75%, 09/15/26		27	22,950
Southwestern Energy Co.:
6.20%, 01/23/25		120	105,000
7.75%, 10/01/27		120	104,400
SRC Energy, Inc., 6.25%, 12/01/25		122	120,933
Sunoco Logistics Partners Operations LP, 3.90%, 07/15/26(e)		235	243,102
Sunoco LP/Sunoco Finance Corp.:
6.00%, 04/15/27		141	148,403
Series WI, 4.88%, 01/15/23		213	217,792
Series WI, 5.50%, 02/15/26		33	34,238
Series WI, 5.88%, 03/15/28		124	128,960
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(c):
4.75%, 10/01/23		26	25,773
5.50%, 09/15/24		462	450,450
5.50%, 01/15/28		628	591,105
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.13%, 02/01/25		118	120,950
5.88%, 04/15/26		314	328,915
5.38%, 02/01/27		2	2,064
6.50%, 07/15/27(c)		324	351,540
5.00%, 01/15/28		279	280,395
6.88%, 01/15/29(c)		980	1,082,900
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28(e)		280	299,692
Transocean Pontus Ltd., 6.13%, 08/01/25(c)		80	81,213
Transocean Poseidon Ltd., 6.88%, 02/01/27(c)		293	305,819
Transocean Sentry Ltd., 5.38%, 05/15/23(c)		130	128,700
Transocean, Inc., 7.25%, 11/01/25(c)		196	178,360
WPX Energy, Inc.:
6.00%, 01/15/22		44	45,210

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) August 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
WPX Energy, Inc. (continued):
8.25%, 08/01/23	USD	174	$193,575
5.25%, 09/15/24		84	85,260
5.75%, 06/01/26		45	46,688
YPF SA, 8.50%, 07/28/25		250	166,250

			34,298,471

Paper & Forest Products — 0.0%
Norbord, Inc., 6.25%, 04/15/23(c)		152	161,120

Personal Products — 0.0%
Coty, Inc., 6.50%, 04/15/26(c)		122	115,290

Pharmaceuticals — 2.9%
AbbVie, Inc., 3.60%, 05/14/25(e)		695	724,599
Allergan Funding SCS, 3.45%, 03/15/22(e)		2,460	2,526,820
Bausch Health Americas, Inc.(c):
8.50%, 01/31/27		1,163	1,290,907
9.25%, 04/01/26		241	272,932
Bausch Health Cos., Inc.:
5.50%, 03/01/23(c)		199	200,990
4.50%, 05/15/23	EUR	346	385,025
5.88%, 05/15/23(c)	USD	356	360,450
7.00%, 03/15/24(c)		476	502,732
6.13%, 04/15/25(c)		984	1,013,520
5.50%, 11/01/25(c)		1,148	1,203,942
9.00%, 12/15/25(c)		551	617,809
5.75%, 08/15/27(c)		145	155,513
7.00%, 01/15/28(c)		435	455,850
7.25%, 05/30/29(c)		525	555,187
Catalent Pharma Solutions, Inc., 5.00%, 07/15/27(c)		275	288,093
Charles River Laboratories International, Inc., 5.50%, 04/01/26(c)		365	390,513
CVS Health Corp.:
4.75%, 12/01/22		165	176,323
4.10%, 03/25/25(e)		2,355	2,520,914
Eagle Holding Co. II LLC, (7.75% Cash), 7.75%, 05/15/22(c)(f)		342	345,847
Elanco Animal Health, Inc., 4.90%, 08/28/28		187	203,778
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23(c)		1,567	1,617,927
MEDNAX, Inc., 6.25%, 01/15/27(c)		617	604,660
Nidda BondCo GmbH, 7.25%, 09/30/25	EUR	100	117,153
Par Pharmaceutical, Inc., 7.50%, 04/01/27(c)	USD	767	715,227
Syneos Health, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24(c)		208	216,320

			17,463,031

Professional Services — 0.0%
Dun & Bradstreet Corp., 10.25%, 02/15/27(c)		211	230,518

Real Estate — 0.0%
Prologis LP, 3.75%, 11/01/25(e)		255	279,951

Real Estate Management & Development — 0.1%
ADLER Real Estate AG, 3.00%, 04/27/26	EUR	100	118,148
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(c)	USD	174	178,411
Howard Hughes Corp., 5.38%, 03/15/25(c)		186	191,580
Newmark Group, Inc., 6.13%, 11/15/23		106	115,105
Residomo SRO, 3.38%, 10/15/24	EUR	100	114,404

			717,648

Road & Rail — 0.9%
Avis Budget Finance PLC, 4.75%, 01/30/26		100	117,873
Europcar Mobility Group, 4.00%, 04/30/26		100	113,993

Security		Par (000)	Value

Road & Rail (continued)
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(c)	USD	169	$165,198
Herc Holdings, Inc., 5.50%, 07/15/27(c)		430	445,050
Hertz Corp., 7.63%, 06/01/22(c)		506	526,898
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	100	115,568
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(c)(e)	USD	3,000	3,274,687
United Rentals North America, Inc.:
4.63%, 07/15/23		160	163,500
5.88%, 09/15/26		52	55,770
5.25%, 01/15/30		235	251,156

			5,229,693

Semiconductors & Semiconductor Equipment — 0.9%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		73	82,401
Analog Devices, Inc.(e):
3.90%, 12/15/25		375	403,868
3.50%, 12/05/26		275	289,806
Applied Materials, Inc., 3.90%, 10/01/25(e)		285	312,632
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 01/15/24(e)		1,515	1,545,950
Qorvo, Inc., 5.50%, 07/15/26		422	450,493
QUALCOMM, Inc., 3.45%, 05/20/25(e)		1,570	1,668,264
Sensata Technologies BV(c):
5.63%, 11/01/24		179	194,215
5.00%, 10/01/25		324	343,440

			5,291,069

Software — 2.3%
ACI Worldwide, Inc., 5.75%, 08/15/26(c)		696	730,800
CA, Inc., 3.60%, 08/15/22(e)		555	565,810
CDK Global, Inc.:
4.88%, 06/01/27		655	676,772
5.25%, 05/15/29(c)		138	142,485
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho, 10.00%, 11/30/24(c)		1,209	1,305,720
Infor US, Inc., 6.50%, 05/15/22		2,649	2,692,046
Informatica LLC, 7.13%, 07/15/23(c)		1,695	1,724,663
Nuance Communications, Inc.:
6.00%, 07/01/24		144	149,760
5.63%, 12/15/26		143	150,686
PTC, Inc., 6.00%, 05/15/24		227	237,783
RP Crown Parent LLC, 7.38%, 10/15/24(c)		758	789,995
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(c)		1,829	1,938,740
Sophia LP/Sophia Finance, Inc., 9.00%, 09/30/23(c)		292	300,030
SS&C Technologies, Inc., 5.50%, 09/30/27(c)		1,484	1,558,200
TIBCO Software, Inc., 11.38%, 12/01/21(c)		784	823,200
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 02/01/23(c)		400	396,000

			14,182,690

Specialty Retail — 0.6%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		334	345,272
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26(c)		324	328,860
Group 1 Automotive, Inc.:
5.00%, 06/01/22		155	156,550
5.25%, 12/15/23(c)		18	18,450
IAA, Inc., 5.50%, 06/15/27(c)		372	396,180
L Brands, Inc.:
6.88%, 11/01/35		401	338,845
6.75%, 07/01/36		71	59,640

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Specialty Retail (continued)
Penske Automotive Group, Inc., 5.50%, 05/15/26	USD	32	$33,520
PetSmart, Inc.(c):
7.13%, 03/15/23		163	151,590
5.88%, 06/01/25		663	649,740
Staples, Inc.(c):
7.50%, 04/15/26		1,058	1,068,580
10.75%, 04/15/27		174	175,740
Tendam Brands SAU, 5.00%, 09/15/24	EUR	100	111,944

			3,834,911

Technology Hardware, Storage & Peripherals — 0.4%
Dell International LLC/EMC Corp.(c):
4.42%, 06/15/21	USD	40	41,253
7.13%, 06/15/24		931	981,479
Hewlett Packard Enterprise Co., 4.90%, 10/15/25(e)		375	415,227
NCR Corp.(c):
5.75%, 09/01/27		220	232,333
6.13%, 09/01/29		220	233,501
Western Digital Corp., 4.75%, 02/15/26		589	602,812

			2,506,605

Textiles, Apparel & Luxury Goods — 0.0%
William Carter Co., 5.63%, 03/15/27(c)		160	170,397

Thrifts & Mortgage Finance — 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(c):
5.25%, 03/15/22		23	23,920
5.25%, 10/01/25		284	289,680

			313,600

Transportation Infrastructure — 0.2%
Rumo Luxembourg Sarl, 7.38%, 02/09/24(c)		293	315,341
Swissport Financing Sarl, 5.25%, 08/15/24	EUR	100	113,061
Transurban Finance Co. Property Ltd., 4.13%, 02/02/26(c)(e)	USD	435	466,536

			894,938

Utilities — 0.2%
ContourGlobal Power Holdings SA, 3.38%, 08/01/23	EUR	100	114,139
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 07/27/23(c)	USD	293	146,500
Orano SA, 3.38%, 04/23/26	EUR	100	119,863
Vistra Operations Co. LLC(c):
5.50%, 09/01/26	USD	8	8,400
5.63%, 02/15/27		422	446,793
5.00%, 07/31/27		158	163,135

			998,830

Wireless Telecommunication Services — 1.5%
C&W Senior Financing DAC, 6.88%, 09/15/27(c)		329	350,349
Comunicaciones Celulares SA Via Comcel Trust, 6.88%, 02/06/24(c)		1,273	1,314,770
CyrusOne LP/CyrusOne Finance Corp., 5.38%, 03/15/27		112	118,860
Equinix, Inc., 2.88%, 10/01/25	EUR	100	114,300
Iron Mountain, Inc., 3.00%, 01/15/25		100	113,114
Matterhorn Telecom SA, 3.88%, 05/01/22		100	111,004
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 02/15/25(c)	USD	137	135,973
Rogers Communications, Inc., 5.00%, 03/15/44(e)		545	680,433
SBA Communications Corp., 4.00%, 10/01/22		401	408,017
Sprint Capital Corp.:
6.88%, 11/15/28		240	266,100
8.75%, 03/15/32		125	156,560

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
Sprint Corp.:
7.88%, 09/15/23	USD	601	$676,125
7.13%, 06/15/24		1,131	1,250,275
7.63%, 02/15/25		159	177,881
7.63%, 03/01/26		788	885,515
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 03/20/23(c)(e)		293	293,611
T-Mobile USA, Inc.:
4.00%, 04/15/22		197	202,788
6.38%, 03/01/25		282	292,011
6.50%, 01/15/26		227	244,025
4.50%, 02/01/26		498	516,675
4.75%, 02/01/28		479	504,138
Xplornet Communications, Inc., (9.63% Cash or 10.63% PIK), 9.63%, 06/01/22(c)(f)	USD	141	144,322

			8,956,846

Total Corporate Bonds — 61.9% (Cost — $367,550,357)			377,958,104

Floating Rate Loan Interests(d) — 39.9%

Aerospace & Defense — 0.7%
1199169 B.C. Unlimited Liability Co., 2019 Term Loan B2, (3 mo. LIBOR + 4.00%), 6.33%, 04/06/26		659	658,466
Atlantic Aviation FBO, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 5.87%, 12/06/25(a)		395	396,991
Dynasty Acquisition Co., Inc., 2019 Term Loan B1, (3 mo. LIBOR + 4.00%), 6.33%, 04/06/26		1,226	1,224,750
TransDigm, Inc., 2018 Term Loan F, (3 mo. LIBOR + 2.50%), 4.83%, 06/09/23		2,206	2,188,940

			4,469,147

Air Freight & Logistics — 0.3%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3, (1 mo. LIBOR + 1.75%), 3.92%, 01/15/25		714	714,882
WestJet Airlines Ltd., Term Loan B, 08/06/26(n)		1,143	1,145,503

			1,860,385

Airlines — 0.2%
American Airlines, Inc.:
2017 Incremental Term Loan, 12/14/23(n)		890	886,570
Repriced TL B due 2023, (1 mo. LIBOR + 2.00%), 4.12%, 04/28/23		393	391,124

			1,277,694

Auto Components — 0.4%
Adient US LLC, Term Loan B, (3 mo. LIBOR + 4.25%), 6.46%, 05/06/24		146	141,433
Panther BF Aggregator 2 LP, USD Term Loan B, (1 mo. LIBOR + 3.50%), 5.61%, 04/30/26		823	810,655
USI, Inc., 2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 5.33%, 05/16/24		1,018	992,757
Wand NewCo 3, Inc., 2019 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.71%, 02/05/26		489	490,222

			2,435,067

Banks — 0.1%
Capri Finance LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 5.51%, 11/01/24		814	796,561

Building Materials — 0.3%
Allied Universal Holdco LLC, 2019 Term Loan B, (3 mo. LIBOR + 4.25%), 6.51%, 07/10/26		1,789	1,784,970

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) August 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Building Products — 0.3%
CPG International, Inc., 2017 Term Loan, (6 mo. LIBOR + 3.75%, 1.00% Floor), 5.93%, 05/05/24	USD	473	$467,411
Jeld-Wen, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.00%), 4.33%, 12/14/24		403	401,719
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.58%, 12/19/23		769	748,865

			1,617,995

Capital Markets — 0.7%
Duff & Phelps Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.36%, 02/13/25		845	819,669
Fortress Investment Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.11%, 12/27/22		486	486,745
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 5.45%, 04/12/24		403	398,801
Jefferies Finance LLC, 2019 Term Loan, (1 mo. LIBOR + 3.75%), 6.00%, 06/03/26		468	466,685
RPI Finance Trust, Term Loan B6, (1 mo. LIBOR + 2.00%), 4.11%, 03/27/23		817	817,739
Travelport Finance (Luxembourg) Sarl:
2019 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%), 11.54%, 05/28/27(a)		410	356,700
2019 Term Loan, (3 mo. LIBOR + 5.00%), 7.54%, 05/29/26		765	702,827

			4,049,166

Chemicals — 1.8%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.33%, 01/31/24		1,772	1,717,174
Axalta Coating Systems US Holdings, Inc., Term Loan, (3 mo. LIBOR + 1.75%), 4.08%, 06/01/24		1,152	1,144,369
Charter NEX US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 05/16/24		969	951,712
Charter NEX US, Inc., Incremental Term Loan, (1 mo. LIBOR + 3.50%), 5.61%, 05/16/24		266	265,503
Chemours Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.87%, 04/03/25		346	333,552
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 6.15%, 06/28/24		261	261,235
Encapsys LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.61%, 11/07/24		422	421,363
Invictus US LLC:
1st Lien Term Loan, (2 mo. LIBOR + 3.00%), 5.15%, 03/28/25		611	603,865
2nd Lien Term Loan, (2 mo. LIBOR + 6.75%), 8.90%, 03/30/26		135	133,819
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 4.83%, 03/01/26		1,352	1,341,962
Momentive Performance Materials, Inc., Term Loan B, (3 mo. LIBOR + 3.25%), 5.59%, 05/15/24		272	266,220
Oxea Holding Drei GmbH, 2017 Term Loan B2, (1 mo. LIBOR + 3.50%), 5.75%, 10/14/24		1,006	998,708
Plaskolite LLC, 1st Lien Term Loan, (1 mo. LIBOR + 4.25%, 1.00% Floor), 6.43%, 12/15/25		375	360,560
PQ Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%), 4.76%, 02/08/25		985	984,248
Starfruit Finco BV, 2018 USD Term Loan B, (1 mo. LIBOR + 3.25%), 5.46%, 10/01/25		404	389,678
Tata Chemicals North America, Inc., Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.13%, 08/07/20		476	474,444

Security		Par (000)	Value

Chemicals (continued)
Vectra Co., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.36%, 03/08/25	USD	315	$302,571

			10,950,983

Commercial Services & Supplies — 2.0%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR + 2.25%), 4.39%, 11/10/23		1,063	1,064,074
Aramark Services, Inc., 2018 Term Loan B3, (3 mo. LIBOR + 1.75%), 4.08%, 03/11/25		663	662,118
Asurion LLC:
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.61%, 08/04/25		671	680,267
2017 Term Loan B4, (1 mo. LIBOR + 3.00%), 5.11%, 08/04/22		193	193,511
2018 Term Loan B6, (1 mo. LIBOR + 3.00%), 5.11%, 11/03/23		1,364	1,364,498
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 5.11%, 11/03/24		388	388,080
Camelot UK Holdco Ltd., 2017 Repriced Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.36%, 10/03/23		1,075	1,078,006
Creative Artists Agency LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.11%, 02/15/24		1,051	1,049,893
Diamond (BC) BV, Term Loan, 09/06/24(n)		455	415,188
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.08%, 05/09/25		191	179,606
GFL Environmental, Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 05/30/25		834	825,524
Harland Clarke Holdings Corp., Term Loan B7, (3 mo. LIBOR + 4.75%, 1.00% Floor), 7.08%, 11/03/23		177	137,043
KAR Auction Services, Inc., Term Loan B5, (3 mo. LIBOR + 2.50%), 4.88%, 03/09/23		130	129,668
Prime Security Services Borrower LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.86%, 05/02/22		1,280	1,277,890
US Ecology, Inc., Term Loan B, 08/14/26(n)		158	158,593
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 6.61%, 08/27/25		1,796	1,799,221
West Corp.:
2017 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.11%, 10/10/24		1,067	950,835
2018 Term Loan B1, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.61%, 10/10/24		99	87,491

			12,441,506

Communications Equipment — 0.2%
Avantor, Inc., 2017 1st Lien Term Loan, 11/21/24(n)		529	533,297
Avaya, Inc., 2018 Term Loan B, (2 mo. LIBOR + 4.25%), 6.43%, 12/15/24		94	92,251
Ciena Corp., 2018 Term Loan B, (PRIME + 2.00%), 4.17%, 09/26/25		582	583,322

			1,208,870

Construction & Engineering — 0.3%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.51%, 06/21/24		1,034	980,138
Ply Gem Midco, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.75%), 5.95%, 04/12/25		129	125,112
SRS Distribution, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.36%, 05/23/25		470	455,072

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Construction & Engineering (continued)
USIC Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 12/08/23	USD	403	$397,186

			1,957,508

Construction Materials — 0.5%
Core & Main LP, 2017 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.27%, 08/01/24		1,384	1,380,201
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.11%, 03/29/25		1,353	1,352,380
Foundation Building Materials LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.11%, 08/13/25		272	270,605
Tamko Building Products, Inc., Term Loan B, (3 mo. LIBOR + 3.25%), 5.37%, 06/01/26(a)		202	202,000

			3,205,186

Containers & Packaging — 0.8%
Berry Global, Inc.:
Term Loan Q, (1 mo. LIBOR + 2.25%), 4.45%, 10/01/22		1,595	1,595,013
USD Term Loan U, (1 mo. LIBOR + 2.50%), 4.70%, 07/01/26		945	944,480
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.59%, 04/03/24		1,014	984,523
Flex Acquisition Co., Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.32%, 12/29/23		1,219	1,159,059
Pregis Corp., Term Loan, (3 mo. LIBOR + 4.00%), 6.25%, 07/31/26		301	299,369

			4,982,444

Distributors — 0.4%
American Builders & Contractors Supply Co., Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.11%, 10/31/23		1,374	1,360,972
TriMark USA LLC, 2017 1st Lien Term Loan, (6 mo. LIBOR + 3.50%), 5.70%, 08/28/24		1,113	936,069

			2,297,041

Diversified Consumer Services — 1.0%
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 07/12/24		463	458,265
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (PRIME + 1.75%), 3.86%, 11/07/23		596	595,819
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.86%, 07/12/25		475	461,540
Nomad Foods Europe Midco Ltd., 2017 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.45%, 05/15/24		415	411,514
Serta Simmons Bedding LLC:
1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.70%, 11/08/23		326	216,723
2nd Lien Term Loan, (1 mo. LIBOR + 8.00%, 1.00% Floor) 10.18%, 11/08/24		40	17,217
ServiceMaster Co., 2016 Term Loan B, (1 mo. LIBOR + 2.50%), 4.61%, 11/08/23		106	105,911
Spin Holdco, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.57%, 11/14/22		1,374	1,342,523
TruGreen LP, 2019 Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.86%, 03/19/26		753	755,300
Uber Technologies, Inc.:
2018 Incremental Term Loan, 07/13/23(n)		1,321	1,316,138
2018 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.20%, 04/04/25		431	430,650

			6,111,600

Security		Par (000)	Value

Diversified Financial Services — 0.7%
Advisor Group, Inc., 2019 Term Loan, (1 mo. LIBOR + 5.00%), 7.11%, 07/31/26	USD	568	$559,480
AlixPartners LLP, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.86%, 04/04/24		1,603	1,603,601
CRCI Longhorn Holdings, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.71%, 08/08/25(a)		247	240,336
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 6.33%, 02/07/25		546	537,526
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.61%, 07/03/24		670	668,113
LTI Holdings, Inc., 2018 Add On 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.61%, 09/06/25		272	256,542
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (2 mo. LIBOR + 4.25%), 6.51%, 07/30/25		430	426,364
Starwood Property Trust, Inc., 2019 Term Loan B, (2 mo. LIBOR + 2.50%), 4.78%, 07/27/26(a)		216	216,540
Tank Holding Corp., 2019 Term Loan B, (1 Week LIBOR + 4.00%), 6.12%, 03/26/26		52	51,344

			4,559,846

Diversified Telecommunication Services — 0.9%
CenturyLink, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.86%, 01/31/25		690	680,022
Consolidated Communications, Inc., 2016 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.12%, 10/04/23		58	55,192
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.11%, 05/16/24		442	438,202
Level 3 Financing, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.36%, 02/22/24		839	839,622
MTN Infrastructure TopCo, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 11/15/24		860	843,404
Sprint Communications, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 2.50%), 4.63%, 02/02/24		551	547,104
TDC A/S, Term Loan, (EURIBOR + 2.75%), 2.75%, 06/04/25	EUR	819	900,914
Telenet Financing USD LLC, Term Loan AN, (1 mo. LIBOR + 2.25%), 4.45%, 08/15/26	USD	466	464,167
Zayo Group LLC:
2017 Incremental Term Loan, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.36%, 01/19/24		95	95,000
2017 Term Loan B1, (1 mo. LIBOR + 2.00%), 4.11%, 01/19/21		761	761,453

			5,625,080

Electric Utilities — 0.2%
TEX Operations Co. LLC, Exit Term Loan B, (1 mo. LIBOR + 2.00%), 4.11%, 08/04/23		438	438,670
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Term Loan, 1.00%, 11/10/19(a)(h)		780	—
Vistra Energy Corp., 1st Lien Term Loan B3, (3 mo. LIBOR + 2.00%), 4.18%, 12/31/25		606	606,151

			1,044,821

Electrical Equipment — 0.2%
Gates Global LLC, 2017 Repriced Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.86%, 04/01/24		1,370	1,334,659

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) August 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Energy Equipment & Services — 0.2%
Gavilan Resources LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%, 1.00% Floor), 8.11%, 03/01/24	USD	255	$108,613
GrafTech Finance, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.61%, 02/12/25		612	594,307
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 9.90%, 11/08/22(a)		260	247,000

			949,920

Equity Real Estate Investment Trusts (REITs) — 0.8%
Capital Automotive LP, 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.62%, 03/24/24		174	173,799
Claros Mortgage Trust, Inc., Term Loan B, (3 mo. LIBOR + 3.25%), 5.46%, 08/10/26(a)		578	577,278
Iron Mountain, Inc., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.86%, 01/02/26(a)		685	676,264
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, (1 mo. LIBOR + 2.00%), 4.11%, 03/21/25		1,353	1,352,764
RHP Hotel Properties LP, 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 4.33%, 05/11/24		450	450,804
VICI Properties 1 LLC, Replacement Term Loan B, (1 mo. LIBOR + 2.00%), 4.17%, 12/20/24		1,873	1,875,401

			5,106,310

Food & Staples Retailing — 0.8%
Albertsons LLC:
2019 Term Loan B7, (1 mo. LIBOR + 2.75%), 4.86%, 11/17/25		306	306,575
2019 Term Loan B8, (1 mo. LIBOR + 2.75%), 4.86%, 08/17/26		4	4,281
BCPE Empire Holdings, Inc., 2019 Term Loan B, (1 mo. LIBOR + 4.00%), 6.11%, 06/11/26		374	367,474
Hearthside Food Solutions LLC:
2018 Incremental Term Loan, (1 mo. LIBOR + 4.00%), 6.11%, 05/23/25		546	529,867
2018 Term Loan B, (1 mo. LIBOR + 3.69%), 5.80%, 05/23/25		272	263,514
Hostess Brands LLC, 2017 Repriced Term Loan, (2 mo. LIBOR + 2.25%), 4.36%, 08/03/22		1,088	1,085,642
US Foods, Inc.:
2016 Term Loan B, (1 mo. LIBOR + 2.00%), 4.11%, 06/27/23		1,091	1,092,243
2019 Term Loan B, 08/14/26(n)		1,075	1,076,795

			4,726,391

Food Products — 0.9%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.96%, 10/01/25		237	236,959
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.61%, 10/10/23		1,388	1,364,078
JBS USA LUX SA, 2019 Term Loan B, (1 mo. LIBOR + 2.50%), 4.61%, 05/01/26		766	767,038
Post Holdings, Inc., 2017 Series A Incremental Term Loan, (1 mo. LIBOR + 2.00%), 4.15%, 05/24/24		532	532,077
Reynolds Group Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 2.75%), 4.86%, 02/05/23		2,590	2,587,052

			5,487,204

Gas Utilities — 0.1%
AL Midcoast Holdings LLC, 2018 Term Loan B, (3 mo. LIBOR + 5.50%), 7.83%, 07/31/25		513	501,902

Security		Par (000)	Value

Health Care Equipment & Supplies — 0.5%
Agiliti Health, Inc., Term Loan, (1 mo. LIBOR + 3.00%), 5.25%, 01/04/26(a)	USD	262	$262,671
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.33%, 06/15/21		1,592	1,584,222
Mallinckrodt International Finance SA, Term Loan B, (3 mo. LIBOR + 2.75%), 5.08%, 09/24/24		267	206,474
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (3 mo. LIBOR + 3.25%), 5.56%, 06/30/25		1,101	1,036,265

			3,089,632

Health Care Providers & Services — 2.0%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.61%, 06/30/25		257	257,354
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 06/07/23		1,546	1,532,039
Concentra, Inc.:
2018 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 5.21%, 06/01/22		540	539,505
2018 2nd Lien Term Loan, (3 mo. LIBOR + 6.50%, 1.00% Floor), 8.96%, 06/01/23		624	626,599
DentalCorp Perfect Smile ULC, 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.86%, 06/06/25		361	352,384
Diplomat Pharmacy, Inc., 2017 Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.62%, 12/20/24		371	342,887
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.86%, 10/10/25		818	631,687
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 6.98%, 03/05/26(a)		218	218,000
Gentiva Health Services, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.88%, 07/02/25		824	822,945
HC Group Holdings II, Inc., Term Loan B, (1 mo. LIBOR + 4.50%), 6.61%, 05/21/26		409	407,294
HCA, Inc., Term Loan B11, (3 mo. LIBOR + 1.75%), 4.08%, 03/17/23		771	771,777
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.08%, 06/07/23		1,275	1,184,158
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.61%, 10/20/22		1,095	1,018,769
NVA Holdings, Inc., Term Loan B3, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.86%, 02/02/25		806	804,688
Radiology Partners, Inc., 2018 1st Lien Term Loan B, (3 mo. LIBOR + 4.75%), 7.39%, 07/09/25		272	260,463
Sotera Health Holdings LLC:
2017 Term Loan, 05/15/22(n)		1,103	1,081,200
2019 Incremental Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.74%, 05/15/22		353	348,588
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.86%, 02/06/24		538	431,865
Vizient, Inc., 2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 4.61%, 05/06/26		301	301,461

			11,933,663

Health Care Services — 0.2%
Emerald TopCo., Inc., Term Loan, (1 mo. LIBOR + 3.50%), 5.61%, 07/24/26		607	603,461
WP CityMD Bidco LLC, 2019 Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 6.71%, 08/07/26		661	653,015

			1,256,476

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Technology — 0.5%
Athenahealth, Inc., 2019 Term Loan B, (3 mo. LIBOR + 4.50%), 6.83%, 02/11/26	USD	1,612	$1,602,901
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.61%, 03/01/24		1,352	1,336,723
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.93%, 10/10/25		396	391,807

			3,331,431

Hotels, Restaurants & Leisure — 3.2%
Aristocrat Technologies, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 1.75%), 4.03%, 10/19/24		397	396,934
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 4.39%, 09/15/23		1,232	1,231,723
Burger King Newco Unlimited Liability Co., Term Loan B3, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.36%, 02/16/24		1,779	1,775,350
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 4.86%, 12/22/24		1,797	1,769,587
CCM Merger, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 4.36%, 08/08/21		460	459,599
ESH Hospitality, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.11%, 08/30/23		861	861,699
Four Seasons Hotels Ltd., 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 4.11%, 11/30/23		1,027	1,028,082
Gateway Casinos & Entertainment Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 5.33%, 03/13/25		49	48,819
Golden Nugget LLC, 2017 Incremental Term Loan B, (PRIME + 1.75%), 4.93%, 10/04/23		536	535,353
Hilton Worldwide Finance LLC, 2019 Term Loan B2, (1 mo. LIBOR + 1.75%), 3.90%, 06/22/26		1,130	1,132,408
IRB Holding Corp., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.56%, 02/05/25		1,411	1,399,612
KFC Holding Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.93%, 04/03/25		506	504,452
Lakeland Tours LLC, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.40%, 12/15/24		363	363,330
NASCAR Holdings, Inc., Term Loan B, 07/26/26(n)		420	422,012
Penn National Gaming, Inc., 2018 1st Lien Term Loan B, (1 mo. LIBOR + 2.25%), 4.36%, 10/15/25		197	197,453
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.86%, 04/29/24		382	365,353
Sabre GLBL, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.11%, 02/22/24		990	990,355
Scientific Games International, Inc., 2018 Term Loan B5, (2 mo. LIBOR + 2.75%), 4.90%, 08/14/24		946	933,698
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 5.83%, 07/10/25		1,866	1,870,823
Station Casinos LLC, 2016 Term Loan B, (1 mo. LIBOR + 2.50%), 4.62%, 06/08/23		1,228	1,228,832
Whatabrands LLC, Term Loan B, (3 mo. LIBOR + 3.25%), 5.52%, 08/02/26		942	945,241
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 3.86%, 05/30/25		586	587,238
Wynn Resorts Ltd., Term Loan B, (1 mo. LIBOR + 2.25%), 4.37%, 10/30/24		261	260,635

			19,308,588

Security		Par (000)	Value

Household Products — 0.1%
Sunshine Luxembourg VII Sarl, USD 1st Lien Term Loan, 07/16/26(n)	USD	491	$490,632

Independent Power and Renewable Electricity Producers — 0.5%
AES Corp., 2018 Term Loan B, (3 mo. LIBOR + 1.75%), 3.87%, 05/31/22		402	401,520
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.61%, 01/15/25		804	801,335
Calpine Corp.:
2019 Term Loan B10, (1 mo. LIBOR + 2.50%), 4.61%, 08/12/26		800	797,022
Term Loan B9, (3 mo. LIBOR + 2.75%), 5.08%, 04/05/26		276	275,539
EIF Channelview Cogeneration LLC, 2018 Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 6.37%, 05/03/25		136	137,027
Granite Acquisition, Inc., 1.00% Floor):
Term Loan B, (3 mo. LIBOR + 3.50%, 5.82%, 12/19/21		665	666,188
Term Loan C, (3 mo. LIBOR + 3.50%, 5.83%, 12/19/21		85	85,489

			3,164,120

Industrial Conglomerates — 0.4%
Cortes NP Acquisition Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.33%, 11/30/23		1,302	1,222,972
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.19%, 11/28/21		684	675,089
Sundyne US Purchaser, Inc., Term Loan, (1 mo. LIBOR + 4.00%), 6.11%, 05/15/26(a)		654	641,225

			2,539,286

Insurance — 1.5%
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.15%, 05/09/25		1,277	1,239,884
Alliant Holdings Intermediate LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 5.45%, 05/09/25		315	310,473
AmWINS Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.86%, 01/25/24		1,359	1,355,826
AssuredPartners, Inc., 2017 1st Lien Add-On Term Loan, (1 mo. LIBOR + 3.50%), 5.61%, 10/22/24		956	950,216
Davis Vision, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 12/02/24		596	579,168
Hub International Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 5.27%, 04/25/25		1,099	1,076,165
Sedgwick Claims Management Services, Inc.:
2019 Incremental Term Loan B, 08/07/26(n)		1,154	1,149,188
Term Loan B, (1 mo. LIBOR + 3.25%), 5.36%, 12/31/25		1,944	1,882,766
Stratose Intermediate Holdings II LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.36%, 06/22/23		378	374,258

			8,917,944

Interactive Media & Services — 0.3%
Go Daddy Operating Co. LLC, 2017 Repriced Term Loan, (1 mo. LIBOR + 2.00%), 4.11%, 02/15/24		709	710,607
Inmar Holdings, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.33%, 05/01/24		127	119,501
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.29%, 11/03/23		569	526,547

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) August 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interactive Media & Services (continued)
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.86%, 05/06/24	USD	445	$413,087

			1,769,742

IT Services — 1.0%
Altran Technologies SA, 1st Lien Term Loan, (3 mo. LIBOR + 2.50%), 4.89%, 03/20/25		212	212,113
Epicor Software Corp., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.37%, 06/01/22		693	691,916
Evertec Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 5.61%, 11/27/24		393	393,764
Global Payments, Inc.:
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 3.86%, 04/21/23		298	297,269
2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 3.86%, 10/17/25		99	99,376
Greeneden US Holdings II LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.36%, 12/01/23		676	667,867
Optiv Security, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.36%, 02/01/24		215	175,965
Outfront Media Capital LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 4.21%, 03/18/24		71	71,110
Peak 10 Holding Corp., 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%, 1.00% Floor), 9.48%, 08/01/25		408	328,440
Trans Union LLC:
2018 Term Loan B4, (1 mo. LIBOR + 2.00%), 4.11%, 06/19/25		166	166,410
Term Loan B3, (1 mo. LIBOR + 2.00%), 4.11%, 04/10/23		1,179	1,179,187
WEX, Inc., Term Loan B3, (1 mo. LIBOR + 2.25%), 4.36%, 05/15/26		1,615	1,618,262

			5,901,679

Life Sciences Tools & Services — 0.1%
Albany Molecular Research, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.36%, 08/30/24		178	170,720
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 1.00% Floor), 9.11%, 08/30/25(a)		130	128,375

			299,095

Machinery — 0.5%
Clark Equipment Co., 2018 Term Loan B, (3 mo. LIBOR + 2.00%), 4.33%, 05/18/24		205	205,293
Columbus McKinnon Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%, 1.00% Floor), 4.83%, 01/31/24		69	68,559
Gardner Denver, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.86%, 07/30/24		781	782,888
Terex Corp., 2019 Term Loan B1, (1 mo. LIBOR + 2.75%), 4.86%, 01/31/24		117	116,853
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.11%, 03/28/25		1,855	1,777,164
Welbilt, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.61%, 10/23/25		330	326,215

			3,276,972

Media — 3.4%
Altice Financing SA, 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.95%, 01/31/26		82	79,126
Altice France SA:
2018 Term Loan B13, (1 mo. LIBOR + 4.00%), 6.20%, 08/14/26		1,156	1,144,680
USD Term Loan B12, (1 mo. LIBOR + 3.68%), 5.88%, 01/31/26		253	248,732

Security		Par (000)		Value

Media (continued)
Cable One, Inc., 2017 Term Loan B, (1 mo. LIBOR + 1.75%), 3.87%, 05/01/24(a)	USD	255		$255,118
Charter Communications Operating LLC:
2017 Term Loan A2, (3 mo. LIBOR + 1.50%), 3.83%, 03/31/23		—	(o)	3
2017 Term Loan B, (3 mo. LIBOR + 2.00%), 4.33%, 04/30/25		1,489		1,491,695
Clear Channel Outdoor Holdings, Inc., Term Loan B, 08/21/26(n)		2,763		2,759,546
CSC Holdings LLC:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.25%), 4.45%, 07/17/25		458		455,951
2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.70%, 01/25/26		454		453,491
Cumulus Media New Holdings, Inc., Exit Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.62%, 05/15/22		246		246,789
Diamond Sports Group LLC, Term Loan, 08/24/26(n)		1,095		1,095,000
Gray Television, Inc.:
2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.58%, 02/07/24		469		468,101
2018 Term Loan C, (3 mo. LIBOR + 2.50%), 4.83%, 01/02/26		82		82,391
iHeartCommunications, Inc., Exit Term Loan, 05/01/26(n)		788		789,759
Intelsat Jackson Holdings SA, 2017 Term Loan B4, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.65%, 01/02/24		627		629,470
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.37%, 12/01/23		785		786,095
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.36%, 03/24/25		409		407,977
Meredith Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 4.86%, 01/31/25		250		250,093
MH Sub I LLC, 2017 1st Lien Term Loan, 09/13/24(n)		214		211,651
Midcontinent Communications, 2019 Term Loan B, (3 mo. LIBOR + 2.25%), 4.45%, 07/16/26		263		264,384
Nexstar Broadcasting, Inc., 2019 Term Loan B4, 06/19/26(n)		532		532,000
PCI Gaming Authority, Term Loan, (1 mo. LIBOR + 3.00%), 5.11%, 05/29/26		635		638,211
PSAV Holdings LLC, 2018 1st Lien Term Loan, (1 Week LIBOR + 3.25%, 1.00% Floor), 5.48%, 03/01/25		548		530,732
Radiate Holdco LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.11%, 02/01/24		788		779,970
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.15%, 09/28/23(a)		1,292		1,275,382
Tribune Media Co., Term Loan C, (1 mo. LIBOR + 3.00%), 5.11%, 01/27/24		1,222		1,219,470
Univision Communications, Inc., Term Loan C5, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.86%, 03/15/24		371		353,917
Virgin Media Bristol LLC, 2017 Term Loan, (1 mo. LIBOR + 2.50%), 4.70%, 01/15/26		685		684,473
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.87%, 05/18/25		1,553		1,506,415
Ziggo Secured Finance Partnership, Term Loan E, (1 mo. LIBOR + 2.50%), 4.70%, 04/15/25		824		817,980

				20,458,602

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Metals & Mining — 0.2%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (3 mo. LIBOR + 4.50%), 6.62%, 07/24/25	USD	288	$278,968
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 03/08/24		943	936,321

			1,215,289

Multiline Retail — 0.2%
Harbor Freight Tools USA, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.61%, 08/18/23		460	441,982
Hudson’s Bay Co., 2015 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.49%, 09/30/22		628	626,840
Neiman Marcus Group Ltd. LLC, Cash Pay Extended Term Loan, (1 mo. LIBOR + 6.00%), 8.23%, 10/25/23		355	289,665

			1,358,487

Oil & Gas Equipment & Services — 0.1%
McDermott Technology Americas, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.11%, 05/09/25		501	458,816

Oil, Gas & Consumable Fuels — 0.3%
BCP Raptor II LLC, 1st Lien Term Loan, (1 mo. LIBOR + 4.75%), 6.86%, 11/03/25		279	246,449
California Resources Corp., Second Out Term Loan, (1 mo. LIBOR + 10.38%, 1.00% Floor), 12.49%, 12/31/21		483	427,190
CITGO Holding, Inc., 2019 Term Loan B, 07/24/23(n)		2	2,025
CONSOL Energy, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.62%, 09/27/24		392	391,038
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 5.86%, 12/13/25		453	447,412
EG Group Ltd., 2018 Term Loan B, (3 mo. LIBOR + 4.00%), 6.33%, 02/07/25		252	247,879

			1,761,993

Pharmaceuticals — 1.5%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 5.63%, 05/04/25		410	371,650
Catalent Pharma Solutions, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.36%, 05/18/26		729	731,487
Endo Luxembourg Finance Co. I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 6.38%, 04/29/24		992	904,490
Grifols Worldwide Operations USA, Inc., 2017 Acquisition Term Loan, (1 Week LIBOR + 2.25%), 4.39%, 01/31/25		1,159	1,159,431
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.61%, 08/18/22		2,959	2,939,725
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.20%, 06/02/25		3,278	3,281,892

			9,388,675

Professional Services — 0.5%
Cast and Crew Payroll LLC, 2019 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 6.12%, 02/09/26		659	661,200
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 5.00%), 7.15%, 02/06/26		1,356	1,358,821
ON Assignment, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.11%, 04/02/25		402	402,050

Security		Par (000)	Value

Professional Services (continued)
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 5.50%), 7.83%, 08/04/25(a)	USD	407	$393,627

			2,815,698

Real Estate Management & Development — 0.7%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.36%, 04/18/24		1,609	1,607,133
DTZ US Borrower LLC, 2018 Add On Term Loan B, (1 mo. LIBOR + 3.25%), 5.36%, 08/21/25		1,054	1,052,992
Forest City Enterprises LP, Term Loan B, (1 mo. LIBOR + 4.00%), 6.11%, 12/07/25		784	788,960
Realogy Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.42%, 02/08/25		267	257,462
SMG Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.51%, 01/23/25		385	382,206

			4,088,753

Road & Rail — 0.0%
Road Infrastructure Investment LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.61%, 06/13/23		137	125,287

Semiconductors & Semiconductor Equipment — 0.1%
Cabot Microelectronics Corporation, Term Loan B, (1 mo. LIBOR + 2.25%), 4.38%, 11/14/25		477	477,885
Microchip Technology, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.12%, 05/29/25		350	349,316

			827,201

Software — 5.3%
Applied Systems, Inc.:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.33%, 09/19/24		940	936,413
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 9.33%, 09/19/25		160	160,815
BMC Software Finance, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%), 6.58%, 10/02/25		1,145	1,079,480
Cypress Intermediate Holdings III, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.87%, 04/26/24		566	560,922
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 1.00% Floor), 8.86%, 04/27/25		248	249,706
Dell, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 4.12%, 09/07/23		1,192	1,194,362
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 5.34%, 05/28/24		501	424,407
DTI Holdco, Inc., 2018 Term Loan B, (3 mo. LIBOR + 4.75%, 1.00% Floor), 7.01%, 09/30/23		497	454,959
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR + 3.75%), 5.86%, 10/01/25		2,254	2,264,031
Infor (US), Inc., Term Loan B6, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.08%, 02/01/22		2,988	2,985,027
Informatica Corp., 2018 Term Loan, (1 mo. LIBOR + 3.25%), 5.36%, 08/05/22		1,543	1,543,397
Kronos, Inc.:
2017 Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.25%, 11/01/23		1,772	1,770,410
2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 1.00% Floor), 10.50%, 11/01/24		615	628,530
McAfee LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 5.87%, 09/30/24		1,490	1,490,438
Mitchell International, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.36%, 11/29/24		1,365	1,276,919
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 9.36%, 12/01/25		267	248,667

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) August 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Renaissance Holding Corp., 2018 Add On Term Loan, (1 mo. LIBOR + 3.25%), 5.36%, 05/30/25	USD	238	$232,313
RP Crown Parent LLC, 2016 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.86%, 10/12/23		817	815,097
Severin Acquisition LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.25%), 5.46%, 08/01/25		409	401,106
SolarWinds Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 4.86%, 02/05/24		1,712	1,709,665
Solera LLC, Term Loan B, (1 mo. LIBOR + 2.75%), 4.86%, 03/03/23		1,869	1,858,633
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.58%, 09/30/22		2,177	2,173,378
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.36%, 04/16/25		530	530,206
SS&C Technologies, Inc.:
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 4.36%, 07/08/22		414	414,138
2018 Term Loan B3, (1 mo. LIBOR + 2.25%), 4.36%, 04/16/25		784	785,192
2018 Term Loan B5, (1 mo. LIBOR + 2.25%), 4.36%, 04/16/25		1,149	1,148,427
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 3.00%), 5.11%, 05/01/24		1,777	1,775,545
Tibco Software, Inc., 2019 Term Loan B, (1 mo. LIBOR + 4.00%), 6.25%, 06/30/26		1,456	1,454,591
Ultimate Software Group, Inc., Term Loan B, (3 mo. LIBOR + 3.75%), 6.08%, 05/04/26		865	866,548
Vertafore, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.36%, 07/02/25		627	605,179

			32,038,501

Specialty Retail — 0.7%
Belron Finance US LLC(a):
4.71%, 11/07/24		751	751,508
4.68%, 11/13/25		185	185,301
CD&R Firefly Bidco Ltd., 2018 GBP Term Loan B1, (LIBOR - GBP + 4.25%), 5.02%, 06/23/25	GBP	1,000	1,197,027
IAA, Inc., Term Loan B, (3 mo. LIBOR + 2.25%), 4.63%, 06/28/26	USD	296	297,276
Leslie’s Poolmart, Inc., 2018 Term Loan, (2 mo. LIBOR + 3.50%, 1.00% Floor), 5.76%, 08/16/23		370	346,016
MED ParentCo LP(n):
1st Lien Delayed Draw Term Loan, 07/31/26		114	112,706
1st Lien Term Loan, 07/31/26		457	451,360
Midas Intermediate Holdco II LLC, Incremental Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.08%, 08/18/21		364	351,017
PetSmart, Inc., Term Loan B2, 03/11/22(n)		420	407,400
Research Now Group, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 7.75%, 12/20/24		389	388,491

			4,488,102

Technology Hardware, Storage & Peripherals — 0.3%
Western Digital Corp., 2018 Term Loan B4, (3 mo. LIBOR + 1.75%), 3.86%, 04/29/23		1,557	1,551,444

Textiles, Apparel & Luxury Goods — 0.1%
Ascend Performance Materials Operations LLC, 2019 Term Loan B, 08/15/26(n)		906	904,868

Thrifts & Mortgage Finance — 0.2%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.33%, 05/23/25		1,261	1,248,392

Security		Par (000)	Value

Trading Companies & Distributors — 0.3%
Beacon Roofing Supply, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.36%, 01/02/25	USD	433	$429,889
HD Supply, Inc., Term Loan B5, (1 mo. LIBOR + 1.75%), 3.86%, 10/17/23		1,071	1,074,977
United Rentals, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 3.86%, 10/31/25		105	104,790

			1,609,656

Transportation — 0.0%
Safe Fleet Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.21%, 02/01/25(a)		270	258,592

Utilities — 0.1%
ExGen Renewables IV LLC, Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.13%, 11/28/24		688	662,231

Wireless Telecommunication Services — 0.3%
Geo Group, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.12%, 03/22/24		637	592,486
Ligado Networks LLC:
2015 2nd Lien Term Loan, 0.00%, 12/07/20		43	17,310
PIK Exit Term Loan (9.75% PIK), 0.00%, 12/07/20(f)		516	445,664
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.12%, 04/11/25		932	926,019

			1,981,479

Total Floating Rate Loan Interests — 39.9% (Cost — $246,277,590)			243,303,582

Foreign Agency Obligations — 2.7%
Argentine Republic Government International Bond:
6.88%, 04/22/21		236	98,530
4.63%, 01/11/23		118	45,135
Colombia Government International Bond:
8.13%, 05/21/24		238	298,095
4.50%, 01/28/26(e)		236	261,149
3.88%, 04/25/27		200	216,563
Cyprus Government International Bond, 4.63%, 02/03/20(c)	EUR	2,600	2,913,937
Egypt Government International Bond, 5.75%, 04/29/20	USD	882	890,820
Iceland Government International Bond, 5.88%, 05/11/22		3,030	3,351,574
Indonesia Government International Bond:
4.75%, 01/08/26		395	440,795
5.35%, 02/11/49(e)		200	261,625
Indonesia Treasury Bond, 6.13%, 05/15/28	IDR	6,090,000	393,049
Mexico Government International Bond, 4.15%, 03/28/27	USD	210	224,700
Nigeria Government International Bond, 7.63%, 11/21/25		484	530,282
Portugal Government International Bond, 5.13%, 10/15/24(c)		3,190	3,652,410
Qatar Government International Bond:
4.50%, 04/23/28		490	574,525
4.00%, 03/14/29(c)(e)		200	228,437
Republic of South Africa Government International Bond, 5.88%, 05/30/22		199	212,930
Russian Foreign Bond — Eurobond:
4.75%, 05/27/26		400	438,000
4.25%, 06/23/27		400	426,000
Saudi Government International Bond, 4.50%, 04/17/30		385	449,872

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Foreign Agency Obligations (continued)
Turkey Government International Bond, 6.25%, 09/26/22	USD	200	$202,000
Ukraine Government International Bond:
7.75%, 09/01/22		118	124,903
9.75%, 11/01/28		236	278,185

Total Foreign Agency Obligations — 2.7% (Cost — $16,132,999)			16,513,516

		Shares

Investment Companies — 2.5%

Diversified Financial Services — 2.5%
Invesco Senior Loan ETF		665,757	15,052,766

Total Investment Companies — 2.5% (Cost — $15,176,334)			15,052,766

		Par (000)

Non-Agency Mortgage-Backed Securities — 1.5%

Collateralized Mortgage Obligations — 0.6%
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 3A4, 5.50%, 11/25/35	USD	1,833	1,566,533
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2005-17, Class 1A6, 5.50%, 09/25/35		320	322,242
Series 2006-17, Class A2, 6.00%, 12/25/36		1,029	793,741
Series 2007-HY5, Class 3A1, 3.75%, 09/25/37(i)		669	630,911
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3, 4.31%, 10/25/35(i)		558	458,942

			3,772,369

Commercial Mortgage-Backed Securities — 0.9%
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class C, 3.72%, 04/14/33(c)(i)		4,830	5,129,683
Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Series 2006-GG7, Class AM, 5.82%, 07/10/38(i)		292	293,368

			5,423,051

Total Non-Agency Mortgage-Backed Securities — 1.5% (Cost — $8,889,879)			9,195,420

		Beneficial Interest (000)

Other Interests(a)(p) — 0.0%

Auto Components — 0.0%
Lear Corp. Escrow(h)	USD	1,000	10

IT Services — 0.0%
Millennium Corp.(b)		918	—
Millennium Lender Claims(b)		861	—

			—

Total Other Interests — 0.0% (Cost — $—)			10

Security		Par (000)	Value

Preferred Securities — 9.0%

Capital Trusts — 6.8%

Banks — 1.1%
Banco Mercantil del Norte SA, 6.75%(c)(g)(j)	USD	396	$391,198
Bankia SA, 6.38%(g)(j)		200	227,839
Capital One Financial Corp., Series E, 5.55%(e)(g)(j)		3,000	3,033,750
CIT Group, Inc., Series A, 5.80%(g)(j)		235	238,927
Wells Fargo & Co.(g)(j):
Series S, 5.90%(e)		1,500	1,601,250
Series U, 5.88%		968	1,067,501

			6,560,465

Building Materials — 0.0%
Holcim Finance Luxembourg SA, 3.00% (g)(j)		100	115,618

Capital Markets — 1.0%
Goldman Sachs Group, Inc.(g)(j):
Series M, 5.38%(e)		1,730	1,747,300
Series P, 5.00%		123	121,693
Morgan Stanley, Series H, 5.91%(e)(g)(j)		2,546	2,552,365
State Street Corp., Series F, 5.25%(e)(g)(j)		1,625	1,655,469

			6,076,827

Chemicals — 0.0%
Solvay Finance SA, 5.43%(g)(j)		100	126,802

Diversified Financial Services — 3.7%
Bank of America Corp.(g)(j):
Series AA, 6.10%		1,038	1,131,420
Series DD, 6.30%		215	242,681
Series U, 5.20%(e)		1,250	1,287,500
Series V, 5.80%		70	70,155
Series X, 6.25%(e)		1,929	2,102,610
Series Z, 6.50%		143	160,160
Credit Agricole SA, 6.50%(g)(j)		100	118,697
Credit Suisse Group AG(g)(j):
6.25%		200	211,054
6.38%(c)		495	511,335
HBOS Capital Funding LP, 6.85%(j)		100	101,682
HSBC Holdings PLC(g)(j):
6.00%		415	416,038
6.25%		695	710,512
JPMorgan Chase & Co.(g)(j):
Series 1, 5.74%		214	215,113
Series FF, 5.00%		1,345	1,395,437
Series R, 6.00%		120	127,800
Series S, 6.75%		160	178,200
Series U, 6.13%(e)		6,690	7,200,112
Series V, 5.64%(e)		4,060	4,051,880
Royal Bank of Scotland Group PLC, 8.63%(g)(j)		200	211,750
Societe Generale SA, 6.00%(c)(e)(g)(j)		2,000	2,004,452
Telefonica Europe BV, 4.38%(g)(j)		100	121,397
UniCredit SpA, 6.75%(g)(j)		200	231,350

			22,801,335

Diversified Telecommunication Services — 0.1%
Telefonica Europe BV(g)(j):
3.75%		100	116,499
5.88%		100	128,177

			244,676

Electric Utilities — 0.3%
NextEra Energy Capital Holdings, Inc., 5.65%, 05/01/79(e)(g)		1,750	1,866,954

Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 4.13%, 10/15/26		100	116,216

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) August 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance — 0.6%
Voya Financial, Inc., 5.65%, 05/15/53(e)(g)	USD	3,500	$3,674,545

Oil, Gas & Consumable Fuels — 0.0%
Naturgy Finance BV, 3.38%(g)(j)		100	117,161
Repsol International Finance BV, 4.50%, 03/25/75(g)		100	126,015

			243,176

Wireless Telecommunication Services — 0.0%
Vodaphone Group PLC, 3.10%, 01/03/79		100	115,525

Total Capital Trusts — 6.8% (Cost — $40,356,034)			41,942,139

		Shares

Preferred Stocks — 1.8%

Capital Markets — 1.8%
Goldman Sachs Group, Inc., Series J, 5.50%(g)(j)		202,526	5,300,105
Morgan Stanley(g)(j):
Series F, 6.88%		120	3,362,400
Series K, 5.85%		53	1,437,831
SCE Trust III, Series H, 5.75%(g)(j)		21,200	531,908

			10,632,244

Wireless Telecommunication Services — 0.0%
CF-B L2 (D) LLC, (Acquired 04/08/15, cost $131,171), 0.00%(q)		134,077	83,182

Total Preferred Stocks — 1.8% (Cost — $10,174,955)			10,715,426

Trust Preferred — 0.4%

Diversified Financial Services — 0.4%
GMAC Capital Trust I, Series 2, 7.94%(g)		105,753	2,770,729

Total Trust Preferred — 0.4% (Cost — $2,686,547)			2,770,729

Total Preferred Securities — 9.0% (Cost — $53,217,536)			55,428,294

		Par (000)

U.S. Government Sponsored Agency Securities — 5.5%

Collateralized Mortgage Obligations — 1.2%
Fannie Mae Connecticut Avenue Securities, Series 2017-C03, Class 1M2, (1 mo. LIBOR US + 3.00%), 5.15%, 10/25/29(d)	USD	1,600	1,660,632
Freddie Mac Mortgage-Backed Securities, Series 4480, Class ZX, 4.00%, 11/15/44		4,724	5,411,183

			7,071,815

Interest Only Collateralized Mortgage Obligations — 0.3%
Freddie Mac Mortgage-Backed Securities, Series K042, Class X1, 1.18%, 12/25/24(i)		34,044	1,621,317

Mortgage-Backed Securities — 4.0%
Fannie Mae Mortgage-Backed Securities(e):
2.50%, 10/01/28 - 06/01/32		2,508	2,545,109
3.00%, 05/01/30		13,875	14,289,438
3.50%, 08/01/49		3,015	3,139,540
5.00%, 07/01/20 - 08/01/23		95	97,948
Freddie Mac Mortgage-Backed Securities, 3.50%, 07/01/49(e)		4,448	4,645,055

			24,717,090

Total U.S. Government Sponsored Agency Securities — 5.5% (Cost — $32,795,781)			33,410,222

Security		Par (000)

U.S. Treasury Obligations — 3.0%
U.S. Treasury Bonds, 2.88%, 05/15/49	USD	1,350	$1,625,854
U.S. Treasury Notes(e):
2.75%, 09/30/20		1,600	1,616,750
2.75%, 04/30/23		8,000	8,375,312
2.75%, 08/31/25		6,150	6,608,367

Total U.S. Treasury Obligations — 3.0% (Cost — $17,021,838)			18,226,283

		Shares

Warrants — 0.0%

Media — 0.0%
iHeartMedia, Inc. (Expires 05/01/39)		14,604	201,521

Metals & Mining — 0.0%
AFGlobal Corp. (Expires 12/20/20)(a)		2,542	—

Total Warrants — 0.0% (Cost — $262,857)			201,521

Total Long-Term Investments — 131.1% (Cost — $795,207,397)			800,404,974

		Par (000)

Short-Term Securities — 0.7%

Foreign Agency Obligations — 0.1%
Nigeria Treasury Bill, 0.00%, 02/27/20(k)	NGN	131,600	339,993

Total Foreign Agency Obligations — 0.1% (Cost — $343,806)			339,993

		Shares

Money Market Funds — 0.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.99%(s)(t)		3,688,908	3,688,908

Total Money Market Funds — 0.6% (Cost — $3,688,908)			3,688,908

Total Short-Term Securities — 0.7% (Cost — $4,032,714)			4,028,901

Total Investments — 131.8% (Cost — $799,240,111)			804,433,875

Liabilities in Excess of Other Assets — (31.8)%			(194,182,568)

Net Assets — 100.0%			$610,251,307

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Issuer filed for bankruptcy and/or is in default.

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Limited Duration Income Trust (BLW)

(i)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(j)	Perpetual security with no stated maturity date.
(k)	Zero-coupon bond.
(l)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(m)	Convertible security.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	Amount is less than $500.
(p)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(q)

Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $83,182 and an original cost of $131,171, which was less than 0.05% of its net assets.

(r)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(s)	Annualized 7-day yield as of period end.

(t)

During the year ended August 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	180,494	3,508,414	3,688,908	$3,688,908	$171,752	$—	$—

(a)	Includes net capital gain distributions, if applicable.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Deutsche Bank Securities, Inc.	0.70%	09/13/18	Open	$77,400	$78,032	Corporate Bonds	Open/Demand
UBS Ltd.	2.50	09/20/18	Open	3,026,213	3,104,121	Foreign Agency Obligations	Open/Demand
UBS Ltd.	2.70	09/20/18	Open	746,250	766,892	Corporate Bonds	Open/Demand
UBS Ltd.	2.70	09/20/18	Open	250,200	257,121	Corporate Bonds	Open/Demand
UBS Ltd.	2.70	09/20/18	Open	362,780	372,815	Corporate Bonds	Open/Demand
UBS Ltd.	2.70	09/20/18	Open	1,730,000	1,777,854	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	2.40	10/09/18	Open	2,808,000	2,874,296	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.40	10/09/18	Open	256,000	262,044	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.65	10/09/18	Open	417,000	427,792	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.65	10/09/18	Open	496,000	508,837	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.75	11/15/18	Open	2,730,000	2,795,065	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.65	11/27/18	Open	839,000	857,630	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	12/11/18	Open	740,835	756,993	Corporate Bonds	Open/Demand
UBS Ltd.	2.70	12/12/18	Open	250,582	255,937	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.50	12/14/18	Open	403,705	405,372	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(1.75)	12/14/18	Open	101,640	100,453	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	12/14/18	Open	2,119,500	2,161,107	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	12/14/18	Open	551,700	563,519	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	12/14/18	Open	399,757	408,321	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	12/14/18	Open	403,124	411,760	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	12/14/18	Open	636,334	649,965	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	12/14/18	Open	640,888	654,617	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	12/14/18	Open	624,025	637,393	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	12/14/18	Open	436,500	445,851	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	12/14/18	Open	483,862	494,228	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	12/14/18	Open	589,235	601,858	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	12/14/18	Open	449,970	459,609	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	12/14/18	Open	442,531	452,011	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.40	12/14/18	Open	160,000	163,026	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.40	12/14/18	Open	3,148,000	3,207,541	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.40	12/14/18	Open	771,000	785,583	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.40	12/14/18	Open	908,000	925,174	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.40	12/14/18	Open	866,000	882,379	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.40	12/14/18	Open	2,522,000	2,569,701	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.40	12/14/18	Open	1,357,000	1,382,666	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.40	12/14/18	Open	6,371,000	6,491,500	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	2.40	12/14/18	Open	503,000	512,514	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.40	12/14/18	Open	908,000	931,500	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.65	12/14/18	Open	381,000	388,889	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) August 31, 2019	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
HSBC Securities (USA), Inc.	2.65%	12/14/18	Open	$2,927,000	$2,987,605	Capital Trusts	Open/Demand
UBS Securities LLC	2.70	12/18/18	Open	1,944,443	1,985,251	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	12/21/18	Open	245,265	247,217	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.70	12/24/18	Open	361,600	367,102	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	12/24/18	Open	38,070	38,860	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	01/08/19	Open	989,063	998,678	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.80	01/16/19	Open	98,972	100,113	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	1.00	01/18/19	Open	192,965	194,155	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.40	01/18/19	Open	824,440	836,173	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.50	02/12/19	Open	527,217	534,539	Capital Trusts	Open/Demand
Goldman Sachs & Co LLC	2.50	02/12/19	Open	382,826	388,143	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.15	02/26/19	Open	207,680	210,523	Foreign Agency Obligations	Open/Demand
Goldman Sachs & Co LLC	0.75	03/04/19	Open	258,126	259,094	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.40	03/04/19	Open	242,685	245,597	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.60	03/04/19	Open	273,257	276,809	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.60	03/04/19	Open	441,559	447,300	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.60	03/04/19	Open	477,720	483,931	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.60	03/04/19	Open	659,311	667,882	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.60	03/04/19	Open	1,207,335	1,223,030	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.60	03/04/19	Open	383,152	388,133	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.60	03/04/19	Open	158,392	160,451	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	03/05/19	Open	474,881	481,965	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.50	03/11/19	Open	190,858	193,124	Foreign Agency Obligations	Open/Demand
RBC Capital Markets, LLC	2.80	03/26/19	Open	802,710	813,523	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	03/26/19	Open	691,437	700,693	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	03/29/19	Open	190,275	192,701	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	04/12/19	Open	781,750	790,051	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	04/12/19	Open	1,316,875	1,330,858	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.25	04/12/19	Open	1,370,625	1,385,178	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	04/12/19	Open	1,552,845	1,569,333	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.25	04/12/19	Open	1,259,375	1,272,747	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.25	04/12/19	Open	2,272,050	2,296,175	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	04/12/19	Open	855,400	865,308	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.50	04/12/19	Open	1,181,575	1,195,262	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	04/12/19	Open	2,340,000	2,367,105	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.50	04/12/19	Open	1,345,075	1,360,655	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.50	04/12/19	Open	1,089,108	1,101,723	Capital Trusts	Open/Demand
Goldman Sachs & Co LLC	2.40	04/12/19	Open	1,354,175	1,366,994	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	04/18/19	Open	130,579	132,015	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	04/24/19	Open	307,440	310,800	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.65	04/29/19	Open	470,000	474,733	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.30	05/03/19	Open	286,877	289,510	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.25	05/07/19	Open	176,500	178,001	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	2.50	05/13/19	Open	1,004,981	1,014,277	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	05/13/19	Open	869,535	877,578	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	05/13/19	Open	784,988	792,249	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.50	05/15/19	Open	224,338	226,264	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	05/20/19	Open	106,080	106,839	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.40	05/24/19	Open	812,000	817,977	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.95	06/11/19	Open	210,250	211,409	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.67	06/20/19	Open	10,912	10,938	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.36	06/21/19	Open	94,510	95,003	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.50	06/21/19	Open	369,922	372,172	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.51	06/21/19	Open	581,788	584,999	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.52	06/21/19	Open	219,794	221,011	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.64	06/21/19	Open	252,450	253,985	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.64	06/21/19	Open	2,421,969	2,435,384	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.65	06/21/19	Open	703,099	707,177	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.65	06/21/19	Open	2,902,500	2,919,334	Capital Trusts	Open/Demand
BNP Paribas S.A.	2.65	06/21/19	Open	1,483,125	1,491,727	Capital Trusts	Open/Demand
BNP Paribas S.A.	2.70	06/21/19	Open	838,189	843,285	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.70	06/21/19	Open	618,008	621,654	Corporate Bonds	Open/Demand

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas S.A.	2.70%	06/21/19	Open	$944,843	$950,417	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.70	06/21/19	Open	157,885	158,816	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.70	06/21/19	Open	130,975	131,716	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.72	06/21/19	Open	5,264,190	5,291,742	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.72	06/21/19	Open	531,644	534,802	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.79	06/21/19	Open	457,209	459,989	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.79	06/21/19	Open	1,351,565	1,359,674	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.79	06/21/19	Open	802,240	806,973	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.79	06/21/19	Open	226,187	227,563	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.79	06/21/19	Open	993,200	999,239	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.79	06/21/19	Open	292,777	294,558	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.79	06/21/19	Open	590,008	593,595	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.79	06/21/19	Open	1,015,728	1,021,903	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	06/21/19	Open	1,776,250	1,785,748	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	06/21/19	Open	98,375	98,901	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	06/21/19	Open	993,431	998,744	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	06/21/19	Open	535,575	538,439	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	06/21/19	Open	392,531	394,630	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	06/21/19	Open	1,455,000	1,462,781	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	06/21/19	Open	465,000	467,487	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	06/21/19	Open	2,364,675	2,377,320	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	06/21/19	Open	263,312	264,721	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	06/21/19	Open	285,937	287,467	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	06/21/19	Open	1,218,544	1,225,060	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	06/21/19	Open	430,650	432,953	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	06/21/19	Open	1,452,506	1,460,274	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	06/21/19	Open	370,781	372,764	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	06/21/19	Open	843,750	848,262	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	06/21/19	Open	162,350	163,218	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	06/21/19	Open	134,925	135,646	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	06/21/19	Open	343,350	345,186	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	06/21/19	Open	1,434,125	1,441,794	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	06/21/19	Open	1,493,888	1,501,876	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	06/21/19	Open	654,063	657,560	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	06/21/19	Open	1,528,788	1,536,963	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	06/21/19	Open	407,531	409,711	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	06/21/19	Open	154,635	155,462	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	06/21/19	Open	256,275	257,645	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	06/21/19	Open	386,250	388,315	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	06/21/19	Open	288,562	290,106	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	06/21/19	Open	680,231	683,869	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	06/21/19	Open	229,125	230,350	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	06/21/19	Open	1,110,819	1,116,759	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	06/21/19	Open	275,224	276,696	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	06/26/19	Open	842,310	846,943	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	07/10/19	Open	608,130	610,816	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	07/10/19	Open	707,350	710,474	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	07/10/19	Open	587,400	589,994	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	07/11/19	Open	255,780	256,885	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	07/12/19	Open	1,233,568	1,238,502	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	07/12/19	Open	1,066,051	1,070,582	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	07/16/19	Open	110,760	111,185	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.25	07/16/19	Open	457,464	458,925	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.30	07/16/19	Open	569,250	571,105	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.30	07/16/19	Open	795,150	797,741	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.30	07/16/19	Open	334,051	335,140	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.26	07/17/19	Open	6,512,000	6,532,538	U.S. Treasury Obligations	Open/Demand
HSBC Securities (USA), Inc.	2.26	07/17/19	Open	8,316,000	8,342,228	U.S. Treasury Obligations	Open/Demand
Citigroup Global Markets, Inc.	1.75	07/19/19	Open	117,972	118,241	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.30	07/25/19	Open	179,000	179,515	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	07/26/19	Open	414,335	415,509	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	07/26/19	Open	331,380	332,319	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) August 31, 2019	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	2.80%	07/26/19	Open	$88,125	$88,379	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	08/01/19	Open	1,333,745	1,336,801	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	08/07/19	Open	455,809	456,568	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.00	08/08/19	Open	168,937	168,939	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	2.33	08/12/19	9/12/19	4,492,000	4,497,524	U.S. Government Sponsored Agency Securities	Up to 30 Days
TD Securities (USA) LLC	2.33	08/12/19	9/12/19	3,056,000	3,059,758	U.S. Government Sponsored Agency Securities	Up to 30 Days
Barclays Capital, Inc.	2.75	08/14/19	Open	507,895	508,555	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.75	08/15/19	Open	852,319	853,360	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	08/15/19	Open	389,215	389,699	Corporate Bonds	Open/Demand
Bank of America Securities, Inc.	2.36	08/16/19	9/17/19	13,833,000	13,844,789	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.36	08/16/19	9/17/19	2,124,647	2,126,458	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.36	08/16/19	9/17/19	88,661	88,737	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.36	08/16/19	9/17/19	346,830	347,125	U.S. Government Sponsored Agency Securities	Up to 30 Days
Barclays Capital, Inc.	2.75	08/16/19	Open	438,997	439,433	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.75	08/19/19	Open	996,694	997,607	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.30	08/19/19	Open	297,040	297,268	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	08/26/19	Open	1,543,200	1,543,920	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	08/26/19	Open	2,125,125	2,126,117	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	08/26/19	Open	1,737,075	1,737,886	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	08/26/19	Open	1,682,738	1,683,523	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.26	08/27/19	Open	1,636,000	1,636,511	U.S. Treasury Obligations	Open/Demand
RBC Capital Markets, LLC	1.60	08/29/19	Open	264,127	264,151	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	08/29/19	Open	39,000	39,005	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.54	08/29/19	Open	754,298	754,404	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.65	08/29/19	Open	643,125	643,220	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	08/29/19	Open	796,320	796,444	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	08/29/19	Open	419,542	419,608	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	08/29/19	Open	453,050	453,120	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	08/29/19	Open	567,484	567,572	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	08/29/19	Open	620,613	620,709	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	08/29/19	Open	527,467	527,550	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	08/29/19	Open	821,950	822,078	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	08/29/19	Open	405,520	405,583	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	08/29/19	Open	447,367	447,437	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	08/29/19	Open	535,301	535,385	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	08/29/19	Open	1,561,573	1,561,815	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	08/29/19	Open	487,491	487,567	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	08/29/19	Open	532,406	532,489	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	08/29/19	Open	1,075,718	1,075,885	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	08/29/19	Open	952,455	952,603	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	08/29/19	Open	1,218,870	1,219,060	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	08/29/19	Open	1,060,275	1,060,440	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.80	08/29/19	Open	1,073,600	1,073,767	Corporate Bonds	Open/Demand

				$200,832,421	$202,539,453

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Limited Duration Income Trust (BLW)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro Stoxx 600 Index	1	09/20/19	$7	$(507)
10-Year Canada Bond	34	12/18/19	3,705	(12,050)
10-Year U.S. Ultra Long Treasury Note	249	12/19/19	35,965	(19,451)
Ultra Long U.S. Treasury Bond	48	12/19/19	9,477	128,875
5-Year U.S. Treasury Note	12	12/31/19	1,440	(485)

				96,382

Short Contracts
Euro Bund	1	09/06/19	197	(8,914)
10-Year U.S. Treasury Note	290	12/19/19	38,198	(39,048)
Long U.S. Treasury Bond	17	12/19/19	2,809	(9,113)
Long Gilt	1	12/27/19	163	(1,035)
2-Year U.S. Treasury Note	134	12/31/19	28,960	1,923

				(56,187)

				$40,195

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	10,596,204	EUR	9,480,000	BNP Paribas S.A.	09/05/19	$176,428
USD	8,186,823	EUR	7,325,000	Citibank N.A.	09/05/19	135,677
USD	955,417	EUR	855,000	Deutsche Bank AG	09/05/19	15,659
USD	1,123,907	GBP	921,000	Bank of America N.A.	09/05/19	3,188
USD	1,361,607	GBP	1,116,000	Citibank N.A.	09/05/19	3,601
USD	6,481,899	GBP	5,309,000	Goldman Sachs International	09/05/19	21,637
USD	520,283	MXN	10,254,000	State Street Bank and Trust Co.	09/05/19	8,734
USD	56,786	NZD	86,000	HSBC Bank PLC	09/05/19	2,595
CAD	3,975,801	EUR	2,700,000	Deutsche Bank AG	09/18/19	16,242
JPY	325,802,220	USD	3,050,000	Bank of America N.A.	09/18/19	19,901
JPY	326,304,245	USD	3,030,000	State Street Bank and Trust Co.	09/18/19	44,631
USD	3,050,000	SEK	28,553,563	JPMorgan Chase Bank N.A.	09/18/19	137,960
USD	3,030,000	SEK	28,516,651	State Street Bank and Trust Co.	09/18/19	121,725
USD	8,128,025	EUR	7,325,000	Citibank N.A.	10/03/19	59,016
USD	940,189	EUR	853,000	State Street Bank and Trust Co.	10/03/19	549
USD	3,394,606	EUR	3,080,000	State Street Bank and Trust Co.	10/03/19	1,767
USD	1,365,232	GBP	1,116,000	Citibank N.A.	10/03/19	5,515
USD	1,124,706	GBP	921,000	Standard Chartered Bank	10/03/19	2,575
USD	6,481,927	GBP	5,309,000	State Street Bank and Trust Co.	10/03/19	13,527
USD	54,555	NZD	86,000	State Street Bank and Trust Co.	10/03/19	321

						791,248

EUR	7,325,000	USD	8,110,240	Citibank N.A.	09/05/19	(59,095)
EUR	853,000	USD	938,089	State Street Bank and Trust Co.	09/05/19	(529)
EUR	3,080,000	USD	3,387,024	State Street Bank and Trust Co.	09/05/19	(1,696)
GBP	1,116,000	USD	1,363,529	Citibank N.A.	09/05/19	(5,523)
GBP	921,000	USD	1,123,295	Standard Chartered Bank	09/05/19	(2,575)
GBP	5,309,000	USD	6,473,799	State Street Bank and Trust Co.	09/05/19	(13,537)
NZD	86,000	USD	54,512	State Street Bank and Trust Co.	09/05/19	(322)
EUR	2,700,000	CAD	3,968,922	Morgan Stanley & Co. International PLC	09/18/19	(11,073)
JPY	324,229,521	USD	3,060,000	Citibank N.A.	09/18/19	(4,918)
SEK	28,123,227	USD	3,050,000	JPMorgan Chase Bank N.A.	09/18/19	(181,848)
SEK	28,546,412	USD	3,030,000	JPMorgan Chase Bank N.A.	09/18/19	(118,690)

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (continued) August 31, 2019	BlackRock Limited Duration Income Trust (BLW)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,050,000	JPY	325,247,425	Bank of America N.A.	09/18/19	$(14,673)
USD	3,030,000	JPY	325,884,681	Standard Chartered Bank	09/18/19	(40,678)

						(455,157)

	Net Unrealized Appreciation					$336,091

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.32.V1	5.00%	Quarterly	06/20/24	USD	2,673	$(207,084)	$(178,926)	$(28,158)
CDX.NA.IG.32.V1	1.00	Quarterly	06/20/24	USD	64,700	(1,502,421)	(1,234,333)	(268,088)

						$(1,709,505)	$(1,413,259)	$(296,246)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx.XO.31.V1	5.00%	Quarterly	06/20/24	B	EUR	80	$10,633	$8,778	$1,855

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
UPC Holding BV	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/24	EUR	30	$(7,303)	$(6,826)	$(477)
UPC Holding BV	5.00	Quarterly	BNP Paribas S.A.	06/20/24	EUR	4	(1,005)	(993)	(12)
UPC Holding BV	5.00	Quarterly	Bank of America N.A.	06/20/24	EUR	10	(2,435)	(2,374)	(61)

							$(10,743)	$(10,193)	$(550)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank N.A.	06/20/23	B	EUR	11	$(2,377)	$(1,232)	$(1,145)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank PLC	12/20/23	B	EUR	40	(9,800)	(5,544)	(4,256)
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	79	(15,808)	131	(15,939)
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	62	(12,406)	520	(12,926)
Garfunkelux Holdco 2 SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	B-	EUR	13	(317)	(80)	(237)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/23	B-	EUR	24	(603)	408	(1,011)
Telecom Italia SpA	1.00	Quarterly	Citibank N.A.	06/20/24	BB+	EUR	5	(166)	(171)	5
Telecom Italia SpA	1.00	Quarterly	Bank of America N.A.	06/20/24	BB+	EUR	5	(164)	(169)	5
Telecom Italia SpA	1.00	Quarterly	Citibank N.A.	06/20/24	BB+	EUR	5	(166)	(176)	10
Telecom Italia SpA	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/24	BB+	EUR	5	(159)	(174)	15
Telecom Italia SpA	1.00	Quarterly	Citibank N.A.	06/20/26	BB+	EUR	10	(916)	(1,483)	567
Tesco PLC	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/28	BB+	EUR	60	(4,241)	(5,703)	1,462
CMBX.NA.8	3.00	Monthly	Barclays Bank PLC	10/17/57	NR	USD	5,000	(254,802)	(506,217)	251,415

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Limited Duration Income Trust (BLW)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.8	3.00%	Monthly	Credit Suisse International	10/17/57	NR	USD	2,500	$(127,401)	$(250,179)	$122,778
CMBX.NA.8	3.00	Monthly	Morgan Stanley & Co. International PLC	10/17/57	NR	USD	4,450	(228,257)	(592,032)	363,775
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	7,550	(258,080)	(929,170)	671,090
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	NR	USD	5,000	(170,914)	(541,682)	370,768
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	NR	USD	5,000	(170,914)	(541,682)	370,768
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	NR	USD	5,000	(170,914)	(535,765)	364,851

								$(1,428,405)	$(3,910,400)	$2,481,995

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$8,778	$(1,413,259)	$1,855	$(296,246)	$—
OTC Swaps	1,059	(3,921,652)	2,517,509	(36,064)	—

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$130,798	$—	$130,798
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	791,248	—	—	791,248
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	1,855	—	—	—	—	1,855
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	2,518,568	—	—	—	—	2,518,568

	$—	$2,520,423	$—	$791,248	$130,798	$—	$3,442,469

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$507	$—	$90,096	$—	$90,603
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	455,157	—	—	455,157
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	296,246	—	—	—	—	296,246
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	3,957,716	—	—	—	—	3,957,716

	$—	$4,253,962	$507	$455,157	$90,096	$—	$4,799,722

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) August 31, 2019	BlackRock Limited Duration Income Trust (BLW)

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(2,953)	$—	$770,244	$—	$767,291
Forward foreign currency exchange contracts	—	—	—	2,682,747	—	—	2,682,747
Options purchased(a)	—	—	(44,978)	—	—	—	(44,978)
Swaps	—	877,528	—	—	1,481,567	1,429	2,360,524

	$—	$877,528	$(47,931)	$2,682,747	$2,251,811	$1,429	$5,765,584

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$304	$—	$36,695	$—	$36,999
Forward foreign currency exchange contracts	—	—	—	(108,409)	—	—	(108,409)
Options purchased(b)	—	—	44,978	—	—	—	44,978
Swaps	—	1,082,174	—	—	(846,994)	—	235,180

	$—	$1,082,174	$45,282	$(108,409)	$(810,299)	$—	$208,748

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$91,479,563
Average notional value of contracts — short	$72,603,069
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$61,310,270
Average amounts sold — in USD	$32,932,221
Credit default swaps:
Average notional value — buy protection	$38,813,875
Average notional value — sell protection	$36,717,907
Interest rate swaps:
Average notional value — pays fixed rate	$98,270,000
Average notional value — receives fixed rate	$89,642,500
Inflation swaps:
Average notional value — receives fixed rate	$—	(a)
Total return swaps:
Average notional value	$2,375,000

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

	Assets	Liabilities
Futures contracts	$43,448	$43,246
Forward foreign currency exchange contracts	791,248	455,157
Swaps — Centrally cleared	972	—
Swaps — OTC(a)	2,518,568	3,957,716

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$3,354,236	$4,456,119
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(44,420)	(43,246)

Total derivative assets and liabilities subject to an MNA	$3,309,816	$4,412,873

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Limited Duration Income Trust (BLW)

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged ) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America N.A.	$23,094	$(17,277)	$—	$—	$5,817
Barclays Bank PLC	252,066	(252,066)	—	—	—
BNP Paribas S.A.	176,428	(1,005)	—	—	175,423
Citibank N.A.	204,391	(73,743)	—	—	130,648
Credit Suisse International	1,229,573	(1,229,573)	—	—	—
Deutsche Bank AG	31,901	—	—	—	31,901
Goldman Sachs International	21,637	—	—	—	21,637
HSBC Bank PLC	2,595	—	—	—	2,595
JPMorgan Chase Bank N.A.	137,960	(137,960)	—	—	—
Morgan Stanley & Co. International PLC	1,036,342	(1,036,342)	—	—	—
Standard Chartered Bank	2,575	(2,575)	—	—	—
State Street Bank and Trust Co.	191,254	(16,084)	—	—	175,170

	$3,309,816	$(2,766,625)	$—	$—	$543,191

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (c)	Net Amount of Derivative Liabilities (d)
Bank of America N.A.	$17,277	$(17,277)	$—	$—	$—
Barclays Bank PLC	544,882	(252,066)	—	(292,816)	—
BNP Paribas S.A.	1,005	(1,005)	—	—	—
Citibank N.A.	73,743	(73,743)	—	—	—
Credit Suisse International	1,870,319	(1,229,573)	—	(640,746)	—
JPMorgan Chase Bank N.A.	308,158	(137,960)	—	(10,000)	160,198
Morgan Stanley & Co. International PLC	1,538,152	(1,036,342)	—	(390,000)	111,810
Standard Chartered Bank	43,253	(2,575)	—	—	40,678
State Street Bank and Trust Co.	16,084	(16,084)	—	—	—

	$4,412,873	$(2,766,625)	$—	$(1,333,562)	$312,686

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) August 31, 2019	BlackRock Limited Duration Income Trust (BLW)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$26,252,515	$4,155,566	$30,408,081
Common Stocks(a)	128,236	44,183	534,756	707,175
Corporate Bonds	—	376,380,576	1,577,528	377,958,104
Floating Rate Loan Interests	—	236,020,674	7,282,908	243,303,582
Foreign Agency Obligations	—	16,513,516	—	16,513,516
Investment Companies	15,052,766	—	—	15,052,766
Non-Agency Mortgage-Backed Securities	—	9,195,420	—	9,195,420
Other Interests	—	—	10	10
Preferred Securities(a)	13,402,973	41,942,139	—	55,345,112
U.S. Government Sponsored Agency Securities	—	33,410,222	—	33,410,222
U.S. Treasury Obligations	—	18,226,283	—	18,226,283
Warrants	—	201,521	—	201,521
Short-Term Securities:
Foreign Agency Obligations	—	339,993	—	339,993
Money Market Funds	3,688,908	—	—	3,688,908
Liabilities:
Investments:
Unfunded Floating Rate Loan Interests(b)	—	(1,688)	—	(1,688)

Subtotal	$32,272,883	$758,525,354	$13,550,768	$804,349,005

Investments Valued at NAV(c)				83,182

Total Investments				$804,432,187

Derivative Financial Instruments(d)
Assets:
Credit contracts	$—	$2,519,364	$—	$2,519,364
Forward foreign currency contracts	—	791,248	—	791,248
Interest rate contracts	130,798	—	—	130,798
Liabilities:
Credit contracts	—	(332,310)	—	(332,310)
Equity contracts	(507)	—	—	(507)
Forward foreign currency contracts	—	(455,157)	—	(455,157)
Interest rate contracts	(90,096)	—	—	(90,096)

	$40,195	$2,523,145	$—	$2,563,340

(a)	See above Schedule of Investments for values in each industry.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(d)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $202,539,453 are categorized within as Level 2 the disclosure hierarchy.

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Limited Duration Income Trust (BLW)

A reconciliation of Level 3 Investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Options Purchased	Other Interests	Warrants	Grand Total
Assets:
Opening balance, as of August 31, 2018	$1,581,044	$2,336,114	$1,507,493	$9,733,052	$—	$10	$—	$15,157,713
Transfers into Level 3(a)	3,052,756	—	—	3,230,188	—	—	—	6,282,944
Transfers out of Level 3	—	—	(13)	(4,260,723)	—	—	—	(4,260,736)
Accrued discounts/premiums	(131,390)	—	(50,411)	2,026	—	—	—	(179,775)
Net realized gain (loss)	(87,372)	27,445	848	(86,089)	(44,978)	—	(31)	(190,177)
Net change in unrealized appreciation (depreciation)(b)(c)	147,709	(1,786,361)	151,761	(74,343)	44,978	—	31	(1,516,225)
Purchases	—	100,687	—	4,231,258	—	—	—	4,331,945
Sales	(407,181)	(143,129)	(32,150)	(5,492,461)	—	—	—	(6,074,921)

Closing balance, as of August 31, 2019	$4,155,566	$534,756	$1,577,528	$7,282,908	$—	$10	$—	$13,550,768

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2019(c)	$147,709	$(1,786,361)	$151,761	$(98,502)	$—	$—	$—	$(1,585,393)

(a)

As of August 31, 2018, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2019, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)	Included in the related change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	55

Statements of Assets and Liabilities

August 31, 2019

	FRA	BLW

ASSETS
Investments at value — unaffiliated(a)	$753,584,970	$800,744,967
Investments at value — affiliated(b)	—	3,688,908
Cash	1,243,343	988,391
Cash pledged:
Collateral — OTC derivatives	—	1,930,000
Futures contracts	—	342,300
Centrally cleared swaps	—	689,000
Foreign currency at value(c)	15,335	9,548,558
Receivables:
Investments sold	10,114,109	2,315,812
Reverse repurchase agreements	—	307,700
Dividends — affiliated	2,498	18,560
Interest — unaffiliated	2,473,041	8,128,051
Variation margin on futures contracts	—	43,448
Variation margin on centrally cleared swaps	—	972
Swap premiums paid	—	1,059
Unrealized appreciation on:
Forward foreign currency exchange contracts	98,621	791,248
OTC swaps	—	2,517,509
Prepaid expenses	6,534	6,669

Total assets	767,538,451	832,063,152

LIABILITIES
Collateral — reverse repurchase agreements	—	59,288
Reverse repurchase agreements at value	—	202,539,453
Payables:
Investments purchased	35,681,515	13,447,899
Bank borrowings	204,000,000	—
Income dividend distributions	80,967	105,844
Interest expense	530,521	—
Investment advisory fees	465,119	376,789
Offering costs	4,000	—
Directors’ and Officer’s fees	7,323	428,702
Other accrued expenses	309,146	396,063
Variation margin on futures contracts	—	43,246
Swap premiums received	—	3,921,652
Unrealized depreciation on:
Forward foreign currency exchange contracts	8,163	455,157
OTC swaps	—	36,064
Unfunded floating rate loan interests	4,797	1,688

Total liabilities	241,091,551	221,811,845

NET ASSETS	$526,446,900	$610,251,307

NET ASSETS CONSIST OF
Paid-in capital(d)(e)(f)	$564,639,181	$636,378,755
Accumulated loss	(38,192,281)	(26,127,448)

NET ASSETS	$526,446,900	$610,251,307

Net asset value, offering and redemption price per share	$14.49	$17.03

(a) Investments at cost — unaffiliated	$766,457,987	$795,551,203
(b) Investments at cost — affiliated	$—	$3,688,908
(c) Foreign currency at cost	$15,518	$9,647,175
(d) Par value	$0.100	$0.001
(e) Shares outstanding	36,325,253	35,832,657
(f) Shares authorized	200 million	unlimited

See notes to financial statements.

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended August 31, 2019

	FRA	BLW

INVESTMENT INCOME
Interest — unaffiliated	$42,149,744	$43,277,038
Dividends — unaffiliated	1,151,000	1,323,406
Other income	584,116	224,044
Dividends — affiliated	38,562	171,752
Foreign taxes withheld	—	(12,750)

Total investment income	43,923,422	44,983,490

EXPENSES
Investment advisory	5,651,988	4,443,460
Professional	193,421	170,541
Accounting services	111,942	115,798
Transfer agent	57,141	71,995
Directors and Officer	43,190	54,293
Custodian	37,942	75,575
Offering	30,883	—
Printing	29,541	23,989
Registration	14,061	13,877
Miscellaneous	28,298	95,711

Total expenses excluding interest expense	6,198,407	5,065,239
Interest expense	6,951,555	5,810,660

Total expenses	13,149,962	10,875,899
Less fees waived and/or reimbursed by the Manager	(1,728)	(5,603)

Total expenses after fees waived and/or reimbursed	13,148,234	10,870,296

Net investment income	30,775,188	34,113,194

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(9,904,223)	(9,484,091)
Investments — affiliated	27,274	—
Futures contracts	—	767,291
Forward foreign currency exchange contracts	587,067	2,682,747
Foreign currency transactions	117,500	(399,761)
Swaps	(610,309)	2,360,524

	(9,782,691)	(4,073,290)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(6,292,224)	14,278,431
Futures contracts	—	36,999
Forward foreign currency exchange contracts	36,256	(108,409)
Foreign currency translations	(130,922)	(54,655)
Swaps	—	235,180
Unfunded floating rate loan interests	(1,585)	(906)

	(6,388,475)	14,386,640

Net realized and unrealized gain (loss)	(16,171,166)	10,313,350

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,604,022	$44,426,544

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Changes in Net Assets

	FRA		BLW
	Year Ended August 31,		Year Ended August 31,
	2019	2018 (a)	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$30,775,188	$29,305,147	$34,113,194	$34,941,919
Net realized gain (loss)	(9,782,691)	638,332	(4,073,290)	7,252,073
Net change in unrealized appreciation (depreciation)	(6,388,475)	(3,031,229)	14,386,640	(19,132,912)

Net increase in net assets resulting from operations	14,604,022	26,912,250	44,426,544	23,061,080

DISTRIBUTIONS TO SHAREHOLDERS(b)(c)
Decrease in net assets resulting from distributions to shareholders	(32,025,983)	(27,514,809)	(34,575,364)	(35,259,837)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(11,500,788)	—	(11,648,172)	(5,481,140)

NET ASSETS(c)
Total decrease in net assets	(28,922,749)	(602,559)	(1,796,992)	(17,679,897)
Beginning of year	555,369,649	555,972,208	612,048,299	629,728,196

End of year	$526,446,900	$555,369,649	$610,251,307	$612,048,299

(a)	Consolidated Statements of Changes in Net Assets through November 30, 2017.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows

Year Ended August 31, 2019

	FRA	BLW

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$14,604,022	$44,426,544
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns	449,031,617	449,365,731
Purchases of long-term investments	(406,462,634)	(399,504,230)
Net proceeds from sales (purchases) of short-term securities	155,382	(3,770,137)
Amortization of premium and accretion of discount on investments and other fees	(386,564)	372,746
Net unrealized (appreciation) depreciation on investments, swaps, forward foreign currency exchange contracts, foreign currency translations and unfunded floating rate loan interests	6,257,553	(15,551,799)
Net realized loss on investments	9,882,763	9,484,002

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	(1,011)	(9,055)
Interest — unaffiliated	299,782	101,721
Variation margin on futures contracts	—	(16,354)
Variation margin on centrally cleared swaps	—	(972)
Swap premiums paid	—	19,832
Prepaid expenses	2,463	3,082
Deferred offering costs	30,883	—

Increase (Decrease) in Liabilities:
Cash received:
Collateral — reverse repurchase agreements	—	59,288
Collateral — OTC derivatives	—	(150,000)
Payables:
Interest expense and fees	(35,153)	982,760
Investment advisory fees	(38,541)	(23,117)
Directors’ and Officer’s fees	(1,216)	(618)
Other accrued expenses	(72,636)	(44,422)
Variation margin on futures contracts	—	(17,893)
Variation margin on centrally cleared swaps	—	(114,007)
Swap premiums received	—	(52,099)

Net cash provided by operating activities	73,266,710	85,561,003

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(32,025,792)	(34,562,280)
Payments for bank borrowings	(306,000,000)	—
Payments on Common Shares redeemed	(11,500,788)	(11,769,182)
Proceeds from bank borrowings	277,000,000	—
Net borrowing of reverse repurchase agreements	—	(33,373,160)

Net cash used for financing activities	(72,526,580)	(79,704,622)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$(169)	$(57,073)

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	739,961	5,799,308
Restricted and unrestricted cash and foreign currency at beginning of year	518,717	7,698,941

Restricted and unrestricted cash and foreign currency at end of year	$1,258,678	$13,498,249

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$6,986,708	$4,827,900

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Cash Flows  (continued)

Year Ended August 31, 2019

	FRA	BLW

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES

Cash	$1,243,343	$988,391
Cash pledged:
Collateral — OTC derivatives	—	1,930,000
Futures contracts	—	342,300
Centrally cleared swaps	—	689,000
Foreign currency at value	15,335	9,548,558

	$1,258,678	$13,498,249

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$508,498	$172,706
Cash pledged:
Collateral — reverse repurchase agreements	—	908,000
Collateral — OTC derivatives	—	3,540,000
Futures contracts	—	497,859
Centrally cleared swaps	—	1,017,170
Foreign currency at value	10,219	1,563,206

	$518,717	$7,698,941

See notes to financial statements.

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	FRA

	Year Ended August 31,
	2019	2018 (a)	2017 (a)	2016 (a)	2015 (a)

Net asset value, beginning of year	$14.92	$14.93	$14.78	$14.91	$15.38

Net investment income(b)	0.84	0.79	0.76	0.76	0.81
Net realized and unrealized gain (loss)	(0.40)	(0.06)	0.20	(0.14)	(0.47)

Net increase from investment operations	0.44	0.73	0.96	0.62	0.34

Distributions from net investment income(c)	(0.87)	(0.74)	(0.81)	(0.75)	(0.81)

Net asset value, end of year	$14.49	$14.92	$14.93	$14.78	$14.91	(d)

Market price, end of year	$12.46	$13.80	$14.10	$13.70	$12.94

Total Return(e)
Based on net asset value	3.94%	5.28%	6.93%	5.00%	2.88	%(d)

Based on market price	(3.37)%	3.11%	8.95%	12.14%	(3.71)%

Ratios to Average Net Assets(f)
Total expenses	2.45%	2.23%	1.88%	1.54%	1.56%

Total expenses after fees waived and/or reimbursed	2.45%	2.22%	1.88%	1.54%	1.56%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.16%	1.20%	1.21%	1.14%	1.19%

Net investment income	5.74%	5.27%	5.08%	5.27%	5.39%

Supplemental Data
Net assets, end of year (000)	$526,447	$555,370	$555,972	$550,271	$555,104

Borrowings outstanding, end of year (000)	$204,000	$233,000	$237,000	$225,000	$196,000

Asset coverage, end of year per $1,000 of bank borrowings	$3,582	$3,385	$3,346	$3,446	$3,832

Portfolio turnover rate	53%	57%	64%	48%	43%

(a)	Consolidated Financial Highlights through November 30, 2017.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value per share and total return performance presented herein are different than the information previously published on August 31, 2015.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.03%	0.01%	—	—	—

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BLW

	Year Ended August 31,
	2019		2018	2017	2016	2015(a)

Net asset value, beginning of year	$16.71		$17.02	$16.84	$17.04	$18.09

Net investment income(b)	0.94		0.95	1.01	1.32	1.16
Net realized and unrealized gain (loss)	0.33		(0.31)	0.44	(0.22)	(0.92)

Net increase from investment operations	1.27		0.64	1.45	1.10	0.24

Distributions from net investment income(c)	(0.95)		(0.95)	(1.27)	(1.30)	(1.29)

Net asset value, end of year	$17.03		$16.71	$17.02	$16.84	$17.04	(d)

Market price, end of year	$15.44		$15.06	$15.99	$15.74	$14.60

Total Return(e)
Based on net asset value	8.77%		4.42%	9.62%	7.78%	2.23	%(d)

Based on market price	9.41%		0.18%	10.18%	17.59%	(5.74)%

Ratios to Average Net Assets
Total expenses	1.81	%(f)	1.73%	1.45%	1.21%	1.15%

Total expenses after fees waived and/or reimbursed	1.81	%(f)	1.73%	1.45%	1.21%	1.15%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.84	%(f)	0.89%	0.89%	0.89%	0.92%

Net investment income	5.69	%(f)	5.60%	6.00%	8.04%	6.65%

Supplemental Data
Net assets, end of year (000)	$610,251		$612,048	$629,728	$623,219	$630,388

Borrowings outstanding, end of year (000)	$202,539		$234,622	$252,280	$263,445	$264,036

Portfolio turnover rate	50%		50%	55%	54%	47%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value per share and total return performance presented herein are different than the information previously published on August 31, 2015.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Excludes 0.02% of expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA	Maryland	Diversified
BlackRock Limited Duration Income Trust	BLW	Delaware	Diversified

The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of FRA include the account of FRA Subsidiary, LLC (the “Taxable Subsidiary”). As of period end, the Taxable Subsidiary, which was wholly-owned by FRA, was dissolved. The Taxable Subsidiary enabled FRA to hold an investment in an operating partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary were taxable to such subsidiary. There was no tax provision required for income or realized gains during the period.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements  (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance on the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

64	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of August 31, 2019, certain investments of BLW were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”). The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of the Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior

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Notes to Financial Statements  (continued)

to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the funds had the following unfunded floating rate loan interests:

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized (Depreciation)
FRA	Allied Universal Holdco LLC	$500,745	$500,745	$499,619	$(1,126)
	BCPE Empire Holdings, Inc.	209,748	209,748	206,077	(3,671)
BLW	Allied Universal Holdco LLC	177,128	177,128	176,729	(399)
	BCPE Empire Holdings, Inc.	73,670	73,670	72,381	(1,289)

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements  (continued)

is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended August 31, 2019, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for BLW was $207,992,983 and 2.80%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of BLW’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount
Bank of America Securities, Inc.	$13,844,789	$(13,844,789)	$—	$—
Barclays Capital, Inc.	41,480,860	(41,480,860)	—	—
BNP Paribas S.A.	25,836,897	(25,836,897)	—	—
Citigroup Global Markets, Inc.	2,680,561	(2,680,561)	—	—
Credit Suisse Securities (USA) LLC	599,933	(599,933)	—	—
Deutsche Bank Securities, Inc.	2,873,097	(2,873,097)	—	—
Goldman Sachs & Co LLC	7,665,355	(7,665,355)	—	—
HSBC Securities (USA), Inc.	43,962,664	(43,962,664)	—	—
RBC Capital Markets, LLC	47,518,024	(47,518,024)	—	—
TD Securities (USA) LLC	7,557,282	(7,557,282)	—	—
UBS Ltd.	6,534,740	(6,534,740)	—	—
UBS Securities LLC	1,985,251	(1,985,251)	—	—

	$202,539,453	$(202,539,453)	$—	$—

(a)

Net collateral, including accrued interest, with a value of $230,888,481 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in

68	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements  (continued)

Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

70	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, FRA pays the Manager a monthly fee at an annual rate equal to 0.75% of the average daily value of the Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage. For purposes of calculating this fee, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities.

For such services, BLW pays the Manager a monthly fee at an annual rate equal to 0.55% of the average weekly value of the Fund’s managed assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage. For purposes of calculating this fee, “managed assets” mean the total assets of the Fund minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

Distribution Fees: FRA had entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of FRA common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”); however, as of August 31, 2019, FRA is no longer actively engaged in a Shelf Offering and has no effective registration statement or current prospectus and the Distribution Agreement with FRA has been terminated. Pursuant to the Distribution Agreement, FRA will compensate BRIL with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of FRA’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended August 31, 2019 amounted to $0 since no sales of FRA’s common shares were made prior to termination of the Distribution Agreement.

Expense Waivers: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended August 31, 2019, the amounts waived were as follows:

	FRA	BLW
Amounts waived	$1,255	$5,603

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2020. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended August 31, 2019, FRA waived $473 in investment advisory fees pursuant to these arrangements.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended August 31, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain
BLW	$—	$117,597	$10,622

7.	PURCHASES AND SALES

For the year ended August 31, 2019, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

Purchases
	FRA	BLW
Non-U.S. Government Securities	$409,935,764	$306,571,295
U.S. Government Securities	—	97,657,770

	$409,935,764	$404,229,065

Sales
	FRA	BLW
Non-U.S. Government Securities (includes paydowns)	$452,854,550	$418,860,053
U.S. Government Securities	—	29,975,760

	$452,854,550	$448,835,813

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements  (continued)

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the the expiration of capital loss carryforwards, and non-deductible expenses were reclassified to the following accounts:

	FRA	BLW
Paid-in capital	$(2,243,773)	$—
Accumulated loss	2,243,773	—

The tax character of distributions paid was as follows:

	FRA	BLW
Ordinary income
8/31/2019	$32,025,983	$34,575,364
8/31/2018	27,514,809	35,259,837

Total
8/31/2019	$32,025,983	$34,575,364

8/31/2018	$27,514,809	$35,259,837

As of period end the tax components of accumulated losses were as follows:

	FRA	BLW
Undistributed ordinary income.	$2,849,166	$4,140,000
Non-expiring Capital loss carryforwards(a)	(27,905,824)	(36,950,737)
Net unrealized gains (losses)(b)	(13,135,623)	6,683,289

Total	$(38,192,281)	$(26,127,448)

(a)	Amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, the accrual of income on securities in default, the classification of investments, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements and the deferral of compensation to directors.

As of August 31, 2019, gross unrealized appreciation and gross unrealized depreciation on investments and derivatives based on cost for federal income tax purposes were as follows:

	FRA	BLW
Tax cost	$766,689,343	$799,246,812

Gross unrealized appreciation	$1,872,607	$25,145,009
Gross unrealized depreciation	(14,976,980)	(17,772,335)

Net unrealized appreciation (depreciation)	$(13,104,373)	$7,372,674

9. BANK BORROWINGS

FRA is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to FRA. As of period end, FRA has not received any notice to terminate. FRA has granted a security interest in substantially all of its assets to SSB. The SSB Agreement allows for a maximum commitment of $274,000,000.

Advances will be made by SSB to FRA, at FRA’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

In addition, FRA paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs, if any. Advances to FRA as of period end, if any, are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

FRA may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

72	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended August 31, 2019, the average amount of bank borrowings and the daily weighted average interest rates for FRA for loans under the revolving credit agreements were $217,657,534 and 3.19%, respectively.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements  (continued)

Concentration Risk: Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than higher quality securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11.	CAPITAL SHARE TRANSACTIONS

FRA is authorized to issue 200 million shares, all of which were initially classified as Common Shares. BLW is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Fund’s shares is $0.10 and $0.001, respectively. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Each Fund participates in an open market share repurchase program (the “Repurchase Program”). From December 1, 2017 through November 30, 2018, each Fund was permitted to repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2017, subject to certain conditions. From December 1, 2018 through November 30, 2019, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts.

The total cost of the shares repurchased is reflected in Fund’s Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	FRA		BLW
	Shares	Amount	Shares	Amount
Year Ended August 31, 2019	907,235	$11,500,788	803,959	$11,648,172
Year Ended August 31, 2018	—	—	367,238	5,481,140

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended August 31, 2018 were classified as follows:

Net Investment Income
FRA	$27,514,809
BLW	35,259,837

Undistributed net investment income as of August 31, 2018 was as follows:

Undistributed net investment income
FRA	$3,993,685
BLW	634,190

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Declared (b)
FRA	$0.0695	$0.0788
BLW	0.0795	0.0981

(a)	Net investment income dividend paid on September 30, 2019 to Common Shareholders of record on September 16, 2019.
(b)	Net investment income dividend declared on October 1, 2019, payable to Common Shareholders of record on October 15, 2019.

74	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

On September 5, 2019, each Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2019, each Fund may repurchase through November 30, 2020, up to 5% of its common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts.

On September 5, 2019, the Board approved a change in the fiscal year end (“FYE”) of FRA and BLW, effective as of December 31, 2019, as follows:

	Current FYE	Approved FYE
FRA	August 31	December 31
BLW	August 31	December 31

NOTES TO FINANCIAL STATEMENTS	75

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees of BlackRock Floating Rate Income Strategies Fund, Inc. and BlackRock Limited Duration Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Floating Rate Income Strategies Fund, Inc. and BlackRock Limited Duration Income Trust (the “Funds”), including the schedules of investments, as of August 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. For BlackRock Floating Rate Income Strategies Fund, Inc., the presented statements of changes in net assets and financial highlights were consolidated through November 30, 2017. For BlackRock Limited Duration Income Trust, the presented financial highlights were consolidated through December 19, 2014. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2019, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

October 22, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the fiscal year ended August 31, 2019, the following information is provided with respect to the ordinary income distributions paid:

	Payable Dates	FRA	BLW
Qualified Dividend Income for Individuals(a)	September 2018	—	8.81%
	October 2018 — January 2019	—	8.02
	February 2019 — August 2019	—	8.88
Dividends Qualifying for the Dividends Received Deduction for Corporations(a)	September 2018 — August 2019	—	6.45
Interest-Related Dividends for Non-U.S. Residents(b)	September 2018 — January 2019	75.00%	75.60
	February 2019 — August 2019	74.13	57.22
Federal Obligation Interest(c)	February 2019 — August 2019	—	0.98

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(c)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

76	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements

The Board of Directors of BlackRock Floating Rate Income Strategies Fund, Inc. (“FRA”) and the Board of Trustees of BlackRock Limited Duration Income Trust (“BLW” and together with FRA, the “Funds” and each, a “Fund”) (collectively, the “Board,” the members of which are referred to as “Board Members”) met in person on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”) to consider the approval of the investment advisory agreements (the “Advisory Agreements” or the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	77

Disclosure of Investment Advisory Agreements  (continued)

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers, with respect to FRA, a custom peer group of funds as defined by BlackRock (“Customized Peer Group”), and the performance of BLW as compared with its custom benchmark. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, FRA ranked in the third, fourth and second quartiles, respectively, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for FRA, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed FRA’s underperformance during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, BLW underperformed, outperformed, and outperformed, respectively, its customized benchmark. The Board noted that BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BLW, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BLW’s underperformance during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with

78	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that FRA’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that BLW’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	79

Disclosure of Investment Advisory Agreements  (continued)

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

80	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Automatic Dividend Reinvestment Plan

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N. A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P. O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

AUTOMATIC DIVIDEND REINVESTMENT PLAN	81

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Director (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	87 RICs consisting of 111 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Director (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	87 RICs consisting of 111 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	87 RICs consisting of 111 Portfolios	None
Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	87 RICs consisting of 111 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Director Director (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	88 RICs consisting of 112 Portfolios	None
Henry Gabbay 1947	Director (Since 2019)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	87 RICs consisting of 111 Portfolios	None

82	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	87 RICs consisting of 111 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester (d) 1951	Director (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	88 RICs consisting of 112 Portfolios	None
Catherine A. Lynch (d) 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	88 RICs consisting of 112 Portfolios	None

Interested Directors (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	125 RICs consisting of 293 Portfolios	None
John M. Perlowski (d) 1964	Director (Since 2015); President and Chief Executive Officer (Since 2011)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	126 RICs consisting of 294 Portfolios	None

(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Mr. Gabbay became a member of the boards of the open-end funds in the Fixed-Income Complex in 2007.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

DIRECTOR AND OFFICER INFORMATION	83

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Fund serve at the pleasure of the Board.

As of the date of this report, the portfolio managers of FRA are David Delbos, Carly Wilson, Abigail Apistolas and Mitchell Garfin.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

84	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2019 for shareholders of record on May 30, 2019, to elect trustee or director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Shareholders elected the Class III Trustees as follows:

	Richard E. Cavanagh		Cynthia L. Egan		Robert Fairbairn		Henry Gabbay
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BLW	31,042,537	1,753,731	32,297,257	499,011	32,311,973	484,295	32,296,633	499,635

For the Fund listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski, Karen P. Robards, Frank J. Fabozzi and W. Carl Kester.

Shareholders elected the Class III Directors as follows:

	Richard E. Cavanagh		Frank J. Fabozzi		Robert Fairbairn		Henry Gabbay
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
FRA	28,060,956	4,757,344	28,063,766	4,754,534	29,028,668	3,789,632	29,017,195	3,801,105

For the Fund listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Cynthia L. Egan, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski, Karen P. Robards, and W. Carl Kester.

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Fund employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Fund.

The distributions paid by each Fund for any particular month may be more or less than the amount of net investment income earned by each Fund during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of the Trust and is reported in each Fund’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. The Fund’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Fund’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed a Fund’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Fund’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Fund’s expense ratio and reducing the amount of assets the Fund has available for long term investment.

General Information

The Funds do not make available copies of their Statement of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the respective Fund’s offerings and the information contained in its Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

ADDITIONAL INFORMATION	85

Additional Information  (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

86	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

BRL	Brazilian Real

EUR	Euro

GBP	British Pound

MXN	Mexican Peso

NZD	New Zealand Dollar

USD	U.S. Dollar

Portfolio Abbreviations

ABS	Asset-Backed Security

CLO	Collateralized Loan Obligation

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FNMA	Federal National Mortgage Association

LIBOR	London Interbank Offered Rate

PIK	Payment-In-Kind

GLOSSARY OF TERMS USED IN THIS REPORT	87

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFT-BK3-8/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Strategies Fund, Inc.	$72,624	$72,624	$0	$4,000	$13,100	$26,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Strategies Fund, Inc.	$13,100	$26,600

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of David Delbos, Managing Director at BlackRock, Mitchell Garfin, Managing Director at BlackRock, Carly Wilson, Managing Director at BlackRock, and Abigail Apistolas, Vice President at BlackRock. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Delbos and Garfin and Mses. Wilson and Apistolas have been members of the registrant’s portfolio management team since 2018.

Portfolio Manager	Biography
David Delbos	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2007 to 2011; Vice President of BlackRock, Inc. from 2005 to 2006.
Mitchell Garfin	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2005 to 2008.
Carly Wilson	Managing Director of BlackRock, Inc. since 2019; Director of BlackRock, Inc. from 2016 to 2018; Vice President of BlackRock, Inc. from 2011 to 2015; Associate at BlackRock, Inc. from 2009 to 2010; Associate at R3 Capital Partners from 2008 to 2009; Associate at Lehman Brothers from 2004 to 2008.
Abigail Apistolas	Vice President of BlackRock, Inc. since 2019; Associate of BlackRock, Inc. from 2016 to 2018; Associate at Morgan Stanley from 2012 to 2016; Analyst at Morgan Stanley from 2012 to 2014.

(a)(2) As of August 31, 2019:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
David Delbos	19	13	22	0	4	21
	$28.17 Billion	$12.01 Billion	$11.48 Billion	$0	$6.40 Billion	$11.47 Billion
Mitchell Garfin	19	20	22	0	4	22
	$31.04 Billion	$12.39 Billion	$11.49 Billion	$0	$6.40 Billion	$11.49 Billion
Carly Wilson	7	14	4	0	4	3
	$8.15 Billion	$3.95 Billion	$376.2 Million	$0	$2.58 Billion	$242.1 Million
Abigail Apistolas	9	11	10	0	5	9
	$7.67 Billion	$3.98 Billion	$989.5 Million	$0	$2.48 Billion	$855.3 Million

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Delbos and Garfin and Mses. Wilson and Apistolas may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Delbos and Garfin and Mses. Wilson and Apistolas may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of August 31, 2019:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of August 31, 2019.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s

Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks
Carly Wilson	A combination of market-based indices (e.g. Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index)
David Delbos Mitchell Garfin	A combination of market-based indices (e.g., The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
Abigail Apistolas	A combination of market-based indices (e.g., S&P Leveraged All Loan Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($280,000 for 2019). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2019.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
David Delbos	Over $1,000,000
Mitchell Garfin	None
Carly Wilson	None
Abigail Apistolas	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
March 1-31, 2019	25,955	$12.5095	25,955	1,861,624
April 1-31, 2019	138,963	$12.8903	138,963	1,861,624
May 1-31, 2019	154,376	$12.9572	154,376	1,861,624
June 1-30, 2019	100,733	$12.8252	100,733	1,861,624
July 1-31, 2019	109,166	$12.7955	109,166	1,087,347
August 1-31, 2019	0	$0	0	1,087,347
Total:	529,193	$12.8592	529,193	1,087,347

1 On September 7, 2018, the Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2018, the Fund may repurchase through November 30, 2019, up to 5% of its common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. On September 5, 2019, the Fund announced a further continuation of its open market share repurchase program. Commencing on December 1, 2019, the Fund may repurchase through November 30, 2020, up to 5% of its common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Floating Rate Income Strategies Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Strategies Fund, Inc.

Date: November 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Strategies Fund, Inc.

Date: November 5, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Floating Rate Income Strategies Fund, Inc.

Date: November 5, 2019